UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

 Washington, D.C. 20549

SCHEDULE 14A

(RULE 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT
SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934
(Amendment No.  )

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☒	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12

ADAMIS PHARMACEUTICALS CORPORATION

(Name of Registrant as Specified In Its Charter)

Not Applicable

 (Name of Person(s) Filing Proxy Statement, if other than Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

	(1)	Title of each class of securities to which transaction applies:

	(2)	Aggregate number of securities to which transaction applies:

	(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

	(4)	Proposed maximum aggregate value of transaction:

	(5)	Total fee paid:

☐	Fee paid previously with preliminary materials.

Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

	(1)	Amount Previously Paid:

	(2)	Form, Schedule or Registration Statement No.:

	(3)	Filing Party:

	(4)	Date Filed:

ADAMIS PHARMACEUTICALS CORPORATION

11682 El Camino Real, Suite 300

San Diego, CA 92130

(858) 997-2400

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

To be held on July 24, 2019

To Our Stockholders:

NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders (the “Meeting”) of Adamis Pharmaceuticals Corporation, referred to herein as we, us, our, the Company, or Adamis, a Delaware corporation, will be held at our executive offices located at 11682 El Camino Real, Suite 300, San Diego, California 92130, on Wednesday, July 24, 2019, at 1:00 p.m., Pacific Standard Time, for the following purposes:

1.	To elect five directors to our Board of Directors to serve until the next Annual Meeting of Stockholders or until their successors have been duly elected or appointed and qualified;

2.	To approve the 2019 Equity Incentive Plan, including the limitations that no awards will be made under the plan in 2019 and no initial awards may be made until the market price of the common stock has reached at least $5.00 per share, and the other provisions of the plan;

3.	To approve, on a nonbinding advisory basis, the compensation of our named executive officers;

4.	To vote, on a nonbinding advisory basis, on the preferred frequency of holding an advisory vote on executive compensation;

5.	To ratify the selection of Mayer Hoffman McCann PC as our independent registered public accounting firm for the year ending December 31, 2019; and

6.	To transact such other business as may properly come before the Meeting or any adjournments or postponements thereof.

These items of business are more fully described in the Proxy Statement accompanying this notice. Only holders of record of our common stock (the “Common Stock”) at the close of business on June 13, 2019 (the “Record Date”), will be entitled to notice of the Meeting or any adjournments or postponements thereof. Each share of Common Stock is entitled to one vote at the Meeting. The names of stockholders of record entitled to vote at the Meeting will be available at the Meeting and for ten days before the Meeting for any purpose germane to the Meeting, at our principal executive offices at 11682 El Camino Real, Suite 300, San Diego, California 92130, by contacting our Secretary.

Whether you plan to attend the Meeting in person or not, it is important that you read the Proxy Statement and follow the instructions on your proxy card to vote by mail, telephone or Internet. This will ensure that your shares are represented and will save us additional expenses of soliciting proxies.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE ANNUAL
STOCKHOLDER MEETING TO BE HELD ON JULY 24, 2019.

In accordance with rules approved by the Securities and Exchange Commission, we are providing this notice to our stockholders to advise them of the availability on the Internet of our proxy materials related to the Meeting. The rules allow companies to provide access to proxy materials in one of two ways. Because we have elected to utilize the “full set delivery” option, we are delivering our proxy materials to our stockholders under the “traditional” method, by providing paper copies, as well as providing access to our proxy materials on a publicly accessible website.

i

Our Proxy Statement and proxy are enclosed along with our Annual Report on Form 10-K for the year ended December 31, 2018, which is being provided as our Annual Report to Stockholders. These materials are also available on the website: http://www.adamispharmaceuticals.com.

By Order of the Board of Directors,

Dennis J. Carlo, Ph.D.
President and Chief Executive Officer, Director

San Diego, California
June 25, 2019

YOUR VOTE IS IMPORTANT. IN ORDER TO ASSURE YOUR REPRESENTATION AT THE MEETING, PLEASE
COMPLETE, SIGN AND DATE THE ENCLOSED PROXY AS PROMPTLY AS POSSIBLE AND RETURN IT IN THE
ENCLOSED ENVELOPE.

ii

ADAMIS PHARMACEUTICALS CORPORATION

11682 El Camino Real, Suite 300
San Diego, CA 92130
(858) 997-2400

PROXY STATEMENT

General

This Proxy Statement is furnished in connection with the solicitation by the Board of Directors of Adamis Pharmaceuticals Corporation, referred to herein as we, us, our, the Company or Adamis, of proxies to be voted at the Annual Meeting of Stockholders, or the “Meeting,” to be held at 1:00 p.m., Pacific Standard Time, on Wednesday, July 24, 2019 at our executive offices located at 11682 El Camino Real, Suite 300, San Diego, California 92130, and at any adjournments or postponements thereof.

A copy of our Annual Report on Form 10-K for the year ended December 31, 2018, is enclosed with these materials. Upon written request, we will provide each stockholder being solicited by this Proxy Statement with a copy, free of charge, of any of the documents referred to in this Proxy Statement. All such requests should be directed to Adamis Pharmaceuticals Corporation, 11682 El Camino Real, Suite 300, San Diego, California 92130, Attention: Secretary.

The Meeting has been called to consider and take action on the following proposals:

1.	To elect five directors to our Board of Directors to serve until the next Annual Meeting of Stockholders or until their successors have been duly elected or appointed and qualified;

2.	To approve the 2019 Equity Incentive Plan, including the limitations that no awards will be made under the plan in 2019 and no initial awards may be made until the market price of the common stock has reached at least $5.00 per share, and the other provisions of the plan;

3.	To approve, on a nonbinding advisory basis, the compensation of our named executive officers;

4.	To vote, on a nonbinding advisory basis, to approve the preferred frequency of holding a stockholder advisory vote on the compensation of our named executive officers;

5.	To ratify the selection of Mayer Hoffman McCann PC as our independent registered public accounting firm for the year ending December 31, 2019; and

6.	To transact such other business as may properly come before the Meeting or any adjournments or postponements thereof.

Our principal executive office is located at 11682 El Camino Real, Suite 300, San Diego, California 92130, and our telephone number is (858) 997-2400. The approximate date on which we expect this Proxy Statement, the proxy card and accompanying materials to first be sent or given to stockholders is June 26, 2019.

Record Date and Shares Outstanding

Stockholders of record at the close of business on June 13, 2019 (the “Record Date”) are entitled to notice of the Meeting. At the Record Date, 47,638,109 shares of our common stock (the “Common Stock”) were outstanding and entitled to vote at the Meeting.

Revocability of Proxies

You can revoke your proxy at any time before it is exercised by timely delivery of a properly executed, later-dated proxy (including a telephone vote), by delivering a written revocation of your proxy to our Secretary, or by voting at the Meeting. The method by which you vote by proxy will in no way limit your right to vote at the Meeting if you decide to attend in person. If your shares are held in the name of a bank or brokerage firm, you must obtain a proxy, executed in your favor, from the bank or broker, to be able to vote at the Meeting.

Voting Rights

Only holders of record of Common Stock at the close of business on the Record Date are entitled to notice of and vote at the Meeting. Each share of Common Stock is entitled to one vote on all matters to be voted upon at the Meeting. The presence, in person or by proxy, of the holders of a majority of the outstanding shares of Common Stock on the Record Date will constitute a quorum for the transaction of business at the Meeting and at any postponement or adjournment thereof.

1

Broker Non-Votes

If you do not give instructions to your bank or broker within ten days of the Meeting, it may vote on matters that the New York Stock Exchange, or NYSE, determines to be “routine,” but will not be permitted to vote your shares with respect to “non-routine” items. Under the NYSE rules, the ratification of the appointment of our independent auditors (Proposal 5) is a routine matter, while the election of our directors (Proposal 1), the approval of the 2019 Equity Incentive Plan (Proposal 2), the advisory vote on executive compensation (Proposal 3), and the advisory vote on the frequency of holding an advisory vote on executive compensation (Proposal 4), are non-routine matters. When a bank or broker has not received instructions from the beneficial owners or persons entitled to vote and the bank or broker cannot vote on a particular matter because it is not routine, then there is a “broker non-vote” on that matter. Broker non-votes will not be counted as votes “for” or “against” any proposal, but will be counted in determining whether there is a quorum for the Meeting. We strongly encourage you to submit your voting instructions and exercise your right to vote as a stockholder.

Questions and Answers

Q.	Why am I receiving these materials?

We have provided you these proxy materials because our Board of Directors is soliciting your proxy to vote at our 2019 Annual Meeting of Stockholders (the “Meeting”), which is to be held on Wednesday, July 24, 2019, at 1:00 p.m. (Pacific Time), or at any adjournments or postponements thereof, for the purposes set forth in this Proxy Statement. You are invited to attend the Meeting to vote on the proposals described in this Proxy Statement. However, you do not need to attend the Meeting to vote your shares.

If you have received a printed copy of these materials by mail, you may complete, sign and return the enclosed proxy card or follow the instructions below to submit your proxy over the telephone or on the Internet. If you did not receive a printed copy of these materials by mail and are accessing them on the Internet, you may submit your proxy on the Internet or over the telephone, as described below.

Q.	What am I voting on?

You are voting on the following matters:

1.	Election of five directors (Dennis J. Carlo, Ph.D., William Denby, III, David J. Marguglio, Robert B. Rothermel, and Richard C. Williams) for a term ending at the next annual meeting of stockholders.

2.	Approval of the 2019 Equity Incentive Plan, including the limitations that no awards will be made under the plan in 2019 and no initial awards may be made until the market price of the common stock has reached at least $5.00 per share, and the other provisions of the plan, as described in more detail in this Proxy Statement.

3.	Advisory approval of the compensation of our named executive officers, as disclosed in this Proxy Statement in accordance with the rules of the Securities and Exchange Commission (“SEC”).

4.	Advisory indication of the preferred frequency of holding a stockholder advisory vote on the compensation of our named executive officers.

5.	Ratification of the selection of Mayer Hoffman McCann PC as our independent registered public accounting firm for the year ending December 31, 2019.

6.	Such other business as may properly come before the Meeting or any adjournments or postponements thereof.

Q.	Who is entitled to vote?

Only stockholders of record of Common Stock at the close of business on the Record Date are entitled to vote shares held by such stockholders on that date at the Meeting. If you attend, please note that you may be asked to present valid picture identification, such as a driver’s license or passport. The Company may exclude cameras, recording devices and other electronic devices from the Meeting.

2

Q.	How do I vote?

Vote by Mail: Stockholders of record (that is, if you hold your stock in your own name) may sign and date the proxy card you receive and return it in the enclosed stamped, self-addressed envelope.

Voting by Telephone or Internet: If you are a holder of record of shares, you can choose to vote by telephone or by Internet. You can vote by telephone by calling the toll-free telephone number on your proxy card. The website for Internet voting is http://www.proxyvote.com and it is also listed on the proxy card. Please have your proxy card handy when you call or go online. Telephone and Internet voting facilities for stockholders of record will close at 11:59 p.m., Eastern Standard Time, on July 23, 2019. If you hold your shares beneficially in street name, the availability of telephonic or Internet voting will depend on the voting process of your broker, trustee or other nominee. Please check with your broker, trustee or other nominee and follow the voting procedures your broker, trustee or other nominee provides to vote your shares.

Vote in Person: Sign and date the proxy you receive and return it in person at the Meeting.

If your shares are held in the name of a bank, broker or other holder of record (i.e., in “street name”), you will receive instructions from the holder of record that you must follow in order for your shares to be voted. Telephone and Internet voting will be offered to stockholders owning shares through most banks and brokers.

If you vote by telephone or on the Internet, you do not have to mail in your proxy card. If you wish to attend the Meeting in person, however, you will need to bring the proxy card with you. Internet and telephone voting are available 24 hours a day. Votes submitted through the Internet or by telephone must be received by 11:59 p.m. (Eastern Standard Time) on July 23, 2019.

Q.	Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting of Stockholders to be Held on July 24, 2019. Can I access the proxy materials and annual report electronically?

Under the rules of the SEC, we have chosen to deliver proxy materials to stockholders under the “full set delivery option,” by providing paper copies of the Company’s full Proxy Statement and form of proxy. This Proxy Statement, the proxy card, and our Annual Report on Form 10-K for the year ended December 31, 2018, are available on the website: http://www.adamispharmaceuticals.com.

Q.	Can I change my vote or revoke my proxy?

Yes. You may change your vote or revoke your proxy at any time before the proxy is exercised. If you submitted your proxy by mail, you must (a) file with the Secretary of the Company a written notice of revocation or (b) timely deliver a valid, later-dated proxy. If you submitted your proxy by telephone, you may change your vote or revoke your proxy with a later telephone proxy. Attendance at the Meeting will not have the effect of revoking a proxy unless you give written notice of revocation to the Secretary before the proxy is exercised or you vote by written ballot at the Meeting.

Q.	How are proxies voted?

All valid proxies received prior to the Meeting will be voted. All shares represented by a proxy will be voted and, where a stockholder specifies by means of the proxy a choice with respect to any matter to be acted upon, the shares will be voted in accordance with the stockholder’s instructions.

Q.	What is the process for admission to the Meeting?

If you are a record owner of your shares, you must show government issued identification. Your name will be verified against the stockholder list. If you hold your shares through a bank, broker or trustee, you must also bring a copy of your latest bank or broker statement showing your ownership of your shares as of the Record Date.

Q.	What constitutes a quorum?

The presence at the Meeting, in person or by proxy, of the holders of a majority of shares of Common Stock outstanding on the Record Date will constitute a quorum. On the Record Date, there were 47,638,109 outstanding shares of Common Stock entitled to vote at the Meeting. Thus, the presence of the holders of Common Stock representing at least 23,819,055 shares will be required to establish a quorum.  Abstentions and broker non-votes will be counted for purposes of determining whether a quorum is present at the Meeting. If a quorum is not present, the Meeting will be adjourned until a quorum is obtained.

3

Q.	What vote is required to approve each item?

The affirmative vote of a plurality of the votes cast at the Meeting by stockholders entitled to vote thereon is required for the election of directors; only votes “FOR” or “WITHHELD” will affect the outcome. A plurality vote means that the directors who receive the most votes in an election, though not necessarily a majority, will be elected. For approval of Proposal No. 2 to approve our 2019 Equity Incentive Plan, the advisory Proposal No. 3 concerning executive compensation, and Proposal No. 5 to ratify the selection of Mayer Hoffman McCann PC, and any proposal to adjourn the Meeting or other matters that may properly come before the Meeting, the affirmative vote from holders of a majority of the shares present and entitled to vote thereon either in person or represented by proxy at the Meeting will be required; and for Proposal No. 4 concerning the preferred frequency of an advisory vote concerning executive compensation, the frequency receiving the highest number of affirmative votes cast by stockholders entitled to vote thereon and who are present in person or represented by proxy at the Meeting will be considered the frequency preferred by the stockholders. For these proposals, a properly marked “ABSTAIN” with respect to any such matter will not be voted, although it will be counted for purposes of determining the number of shares represented and entitled to vote in person or by proxy at the Meeting.  Accordingly, an abstention will have the effective of a negative vote for any such matter.

Q.	How do I vote if I hold my shares in “street name”?

If you are a beneficial owner of shares registered in the name of your broker, bank, or other agent, you should have received a voting card and voting instructions with these proxy materials from that organization rather than from Adamis. Your bank or broker may permit you to vote your shares electronically by telephone or on the Internet. A large number of banks and brokerage firms participate in programs that offer telephone and Internet voting options. If your shares are held in an account at a bank or brokerage firm that participates in such a program, you may vote those shares electronically by telephone or on the Internet by following the instructions set forth on the voting form provided to you by your bank or brokerage firm.

These Internet and telephone voting procedures are designed to authenticate stockholders’ identities, allow stockholders to vote their shares and confirm that stockholders’ votes have been recorded properly. Stockholders voting via either telephone or the Internet should understand that there may be costs associated with electronic access, such as usage charges from Internet access providers and telephone companies that must be borne by the stockholder using such services. Also, please be aware that Adamis is not involved in the operation of these voting procedures and cannot take responsibility for any access, Internet or telephone service interruptions that may occur or any inaccuracies, erroneous or incomplete information that may appear.

Q.	What happens if I do not instruct my broker how to vote on the proxy?

If you do not instruct your broker how to vote, your broker will vote your shares for you at his or her discretion on routine matters such as the ratification of auditors.

Q.	May I attend the annual meeting if I hold my shares in “street name”?

As the beneficial owner of shares, you are invited to attend the Meeting. If you are not a record holder, however, you may not vote your shares in person at the Meeting unless you obtain a proxy, executed in your favor, from the record holder of your shares.

Q.	What are the recommendations of the Board of Directors?

The Board of Directors unanimously recommends that the stockholders vote:

•	FOR the election of the five nominated directors;

•	FOR the proposal to approve our 2019 Equity Incentive Plan;

•	FOR the proposal to approve the compensation of our named executive officers;

•	FOR the recommendation to approve a one-year frequency for holding an advisory vote on the compensation of our named executive officers; and

•	FOR ratification of the selection of Mayer Hoffman McCann PC as our independent registered public accounting firm for the year ending December 31, 2019.

With respect to any other matter that properly comes before the Meeting, the proxies will vote as recommended by the Board of Directors or, if no recommendation is given, in their own discretion.

4

PROPOSAL 1
ELECTION OF DIRECTORS

Information Regarding Board of Directors

The Board of Directors (the “Board”) has nominated five candidates for election as director for a term expiring at the next annual meeting of stockholders. All of the nominees are currently members of our Board. Directors are elected to serve for their respective terms of one year or until their successors have been duly elected or appointed and qualified. The Board has no reason to believe that any of the nominees named below will be unavailable, or if elected, will decline to serve.

Pursuant to our Bylaws, generally the number of directors is fixed and may be increased or decreased from time to time by resolution of our Board. The Board has fixed the number of directors at five members. Proxies cannot be voted for a greater number of persons than the number of nominees named. In the event one or more of the named nominees is unable to serve, the persons designated as proxies may cast votes for other persons as substitute nominees.

The names, ages and certain other information with respect to the nominees, are shown below as of the Record Date.

NAME	AGE	DIRECTOR SINCE	PRINCIPAL OCCUPATION/POSITION WITH ADAMIS
Dennis J. Carlo, Ph.D.	75	2009	President, Chief Executive Officer and Director
William C. Denby, III	64	2014	Consultant, Director
David J. Marguglio	48	2009	Senior Vice President, Chief Business Officer and Director
Robert B. Rothermel	75	2014	Consultant, Director
Richard C. Williams	75	2014	Consultant, Director, Chairman of the Board

Dennis J. Carlo, Ph.D. Dr. Carlo became President, Chief Executive Officer and a director of the Company in April 2009 in connection with the closing of the merger transaction between the Company and the corporation that now is a wholly-owned subsidiary of the Company, Adamis Corporation (“Old Adamis”). Dr. Carlo was a co-founder of Old Adamis and served as its President and Chief Executive Officer, and a director, from October 2006 to April 2009. From 2003 to 2006, he served as president of Telos Pharmaceuticals, a private biotechnology company. From 1982 to 1987, he served as Vice President of Research and Development and Therapeutic Manufacturing at Hybritech Inc., a pharmaceutical and life science company which was acquired by Eli Lilly & Co in 1985. After the sale to Lilly, Dr. Carlo, along with Dr. Jonas Salk, James Glavin and Kevin Kimberland, founded Immune Response Corporation, a public biotechnology company, where he served as its President and Chief Executive Officer from 1994 to 2002. Before then, he held various positions with life science companies, including Merck & Co. Dr. Carlo received a B.S. degree in microbiology from Ohio State University and has a Ph.D. in Immunology and Medical Microbiology from Ohio State University.

William C. Denby, III. Mr. Denby became a director of the Company in August 2014. From 2002-2014, Mr. Denby was Senior Vice President, Commercial Operations at Santarus, Inc. which was acquired by Salix Pharmaceuticals. Inc. in January of 2014. At Santarus, he directed all commercial functions including Sales, Marketing, Market Research, Customer Service, Managed Care, New Product Planning and other various functions. Prior to Santarus, he was Senior Vice President, Commercial Operations and Senior Vice President, Sales and Marketing at Agouron Pharmaceuticals, Inc., which was acquired by Warner Lambert in May 1999. Earlier in his career, he spent approximately 20 years in various leadership management roles at Marion Merrell Dow, Inc. Mr. Denby has a Bachelor of Arts degree in English and Business from State University of New York at Fredonia and a Masters of Business Administration from Rockhurst College.

David J. Marguglio. Mr. Marguglio joined the Company as Vice President, Business Development and Investor Relations, and a director in April 2009 in connection with the closing of the merger transaction with Old Adamis, and has held positions with the Company of Senior Vice President of Corporate Development and, since March 2017, Senior Vice President and Chief Business Officer. Mr. Marguglio was a co-founder of Old Adamis and served as its Vice President of Business Development and Investor Relations, and a director, since its inception in June 2006 until April 2009. From 1996 to 2006, he held various positions with Citigroup Global Markets, Smith Barney and Merrill Lynch. Before entering the financial industry, from 1994 to 1996, he founded and ran two different startup companies, the latter of which was eventually acquired by a Fortune 100 company. From 1993 to 1994, he served as financial counsel for the commercial litigation division of a national law firm. He received a degree in finance and business management from the Hankamer School of Business at Baylor University.

Robert B. Rothermel. Mr. Rothermel became a director of the Company in August 2014. Mr. Rothermel is a partner with a private investment and management firm, CroBern Management Partnership, which works within the health care industry. Currently, he serves as a board member and chairman of the audit committee of Medcor, a private healthcare company, and has also served as a board member of Cerescan, a private brain imaging company. Prior to CroBern, Mr. Rothermel spent 37 years with Deloitte & Touche, and served as a Partner and Global Managing Director of the Enterprise Risk Services practice. He also served as a member of Deloitte & Touche’s Board of Directors, the firm’s Global Assurance and Advisory Management Committee, the U.S. Management Committee and chaired the firm’s Partner Compensation Committee. He also served as a director of the Company from January 2004 until its merger with Old Adamis in April 2009 and was Chair of the audit committee of the Company. Mr. Rothermel has a Bachelor of Science degree in Business Administration from Bowling Green State University.

5

Richard C. Williams. Mr. Williams became a director and Chairman of the Board in August 2014. Since 1989, Mr. Williams has served as the founder and President of Conner-Thoele Limited, a consulting and financial advisory firm specializing in the healthcare industry and pharmaceutical segment. Prior to founding Conner-Thoele Limited in 1989, Mr. Williams served in a number of progressively responsible operational and financial management positions with multinational firms. These firms included American Hospital Supply Corporation, UNC Resources, Abbott Laboratories, Field Enterprises and Erbamont NV. Mr. Williams has served as a director and Vice Chairman of Strategic Planning for King Pharmaceuticals. Prior to King, he served as Chairman and a director of Medco Research before Medco was acquired by King Pharmaceuticals. Mr. Williams has also served as a director of several other public and private companies, several as Chairman, including Ista Pharmaceuticals, Vysis Pharmaceuticals, Immunemedics, EP Medical and the Company. Mr. Williams served as a director of the Company from November 2003 to April 2009, and was Chairman of the Company from November 2003 to April 2009, when the Company merged with Old Adamis (which was then named Adamis Pharmaceuticals Corporation) and changed its corporate name to Adamis Pharmaceuticals Corporation. Following the merger, Mr. Williams served as Chairman of the Company until June 2009. He served as a director of Ista Pharmaceuticals from December 2002 to June 2012 and as Chairman of the Board from July 2004 to June 2012, when Ista was acquired. He was a member of the Listed Company Advisory Committee of New York Stock Exchange. Mr. Williams received a Bachelor of Arts degree in Economics from DePauw University and a Masters of Business Administration from the Wharton School of Finance.

Director Experience, Qualifications, Attributes and Skills

We believe that the backgrounds and qualifications of our directors and director nominees, considered as a group, provide a broad mix of experience, knowledge and abilities that will allow the Board to fulfill its responsibilities. We believe that our Board is composed of a group of leaders in their respective fields. Many of the current directors have executive experience at public companies, as well as experience serving on other companies’ boards, which provides an understanding of different business processes, challenges and strategies facing boards and other companies. Further, our directors also have other experience that makes them valuable members and provides insight into issues relevant to the Company, such as prior experience with financing transactions, acquisitions and licensing and commercial transactions.

The following highlights the specific experience, qualification, attributes and skills of our individual Board members, or nominees for the Board, that have led our Nominating and Governance Committee and the Board to conclude that these individuals should serve on our Board:

Dennis J. Carlo, Ph.D., brings his executive experience, including his experience in senior management positions at several companies in the life science industry including Immune Response Corporation and Hybritech Inc., his extensive knowledge of the markets in which we compete and intend to compete, and his deep knowledge of Adamis gained from his position as chief executive officer of the Company.

William C. Denby, III brings his extensive leadership, business and scientific knowledge of the life science and pharmaceutical industries, including his service as an executive officer of private and public biotechnology companies.

David J. Marguglio brings his executive experience, including his experience in business development of new companies and financial services background, and his deep knowledge of Adamis gained from his position as an officer of the Company.

 Robert B. Rothermel brings his extensive public accounting and financial background and experience by virtue of his many years of service as a partner and in senior capacities with Deloitte & Touche, and his past service on the boards of directors of public and private life science and healthcare companies.

Richard C. Williams brings his extensive leadership, business, financial and scientific knowledge of the life science industry, including his service as an officer and director of private and public biotechnology companies and the knowledge gained from consulting to companies and investors in the biotechnology, pharmaceuticals and life science areas, as well as his previous experience working in senior capacities at large pharmaceutical companies.

Independence of Directors

The Board annually determines the independence of each director, based on the independence criteria set forth in the listing standards of the Marketplace Rules of NASDAQ. In making its determinations, the Board considers all relevant facts and circumstances brought to its attention as well as information provided by the directors and a review of any relevant transactions or relationships between each director or any member of his or her family, and the Company, its senior management or the Company’s independent registered public accounting firm. Based on its review, the Board determined that each member of the board of directors, other than Dr. Carlo and Mr. Marguglio who are executive officers of the Company, is independent under the NASDAQ criteria for independent board members, and that each member of the standing committees of the Board is independent under such criteria.

6

Meetings of Our Board

Our Board met six times during 2018. Each director attended more than 75% of the total of the Board meetings and the meetings of the committees upon which he served. Our Board and its committees set schedules to meet throughout the year and also can hold special meetings and act by written consent from time to time, as appropriate.

Attendance at Annual Meeting

Although we have no formal policy regarding director attendance at annual meetings, we encourage all directors to attend. All of the directors other than Mr. Williams and Mr. Denby attended last year’s annual meeting of stockholders.

Board Leadership Structure and Role in Risk Oversight

Our Board evaluates its leadership structure and role in risk oversight on an ongoing basis. The Board does not currently have a policy, one way or the other, with respect to whether the same person should serve as both the chief executive officer and chair of the Board or, if the roles are separate, whether the chair of the Board should be selected from the non-employee directors or should be an employee. The Board believes that it should have the flexibility to make these determinations at any given point in time in the way that it believes best to provide appropriate leadership for the Company at that time. Currently, Mr. Williams, an independent director, serves as Chairman of the Board. The Chairman of the Board is responsible for coordinating the Board’s activities, including the scheduling of meetings of the full Board, scheduling executive sessions of the non-employee directors and setting relevant items on the agenda (in consultation with the Chief Executive Officer as necessary or appropriate). The Chief Executive Officer is responsible for setting the strategic direction for the Company and the day to day leadership and performance of the Company.

The Board is also responsible for oversight of our risk management practices, while management is responsible for the day-to-day risk management processes. The Board believes this division of responsibilities is the most effective approach for addressing the risks facing the Company. We are exposed to a number of risks, including financial risks, strategic and operational risks, risks relating to our development and commercialization activities, and risks relating to regulatory and legal compliance. The Board will regularly discuss with management our major risk exposures and the steps management has taken to monitor and control such exposures. The Board is currently comprised of five directors, three of whom are independent. The Board has three standing committees with separate chairs - the Audit, Compensation, and Nominating and Governance Committees. All of the members of each committee are independent directors. Through our Chief Executive Officer, and other members of management, the Board receives periodic reports regarding the risks facing the Company. Our independent directors meet in executive session without the presence of management in connection with regularly scheduled Board meetings. Each of our Board committees also considers the risk within its area of responsibilities. For example, our Compensation Committee periodically reviews enterprise risks with the goal of ensuring that our compensation programs do not encourage excessive risk-taking, our Nominating and Governance Committee oversees risks related to governance issues, our Audit Committee focuses on financial risk and internal controls, and our Nominating and Governance Committee and Audit Committee each focus on legal and compliance risks.

Our Audit Committee is responsible for overseeing risk management and on at least an annual basis reviews and discusses with management policies and systems pursuant to which management addresses risk, including risks associated with our audit, financial reporting, internal control, disclosure control, legal and regulatory compliance, and investment policies. Our Audit Committee also serves as the contact point for employees to report corporate compliance issues. Our Audit Committee regularly reviews with our Board any issues that arise in connection with such topics. Our full Board regularly engages in discussions of risk management to assess major risks facing the Company and reviews options for their mitigation.

Committees of the Board

The Board has the following three committees: (1) Audit Committee; (2) Compensation Committee; and (3) Nominating and Governance Committee. The members of each committee are Richard C. Williams, William C. Denby, III and Robert B. Rothermel. Mr. Rothermel is Chair of the Audit Committee; Mr. Williams is Chair of the Compensation Committee; and Mr. Denby is Chair of the Nominating and Governance Committee. Copies of the charter of each committee are attached as appendices to this Proxy Statement.

7

Audit Committee

The Audit Committee of the Board was established by the Board in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended.  The Audit Committee is responsible to oversee our accounting and financial reporting processes and the audits of our financial statements. The Audit Committee assists the full Board in its general oversight of our compliance with legal and regulatory requirements, and is directly responsible for the appointment, compensation and oversight of the work of our independent registered public accounting firm. Subject to an approved charter, the responsibilities of the Audit Committee also include reviewing and monitoring the integrity of our accounting practices, internal control systems, financial reporting processes and our financial statements and related disclosures in our filings with the SEC, monitoring the independence and performance of our independent auditor, providing an avenue of communication among the independent auditor, our management and our Board, and reviewing policies with respect to risk assessment and risk management. The Audit Committee also has the ability to retain, at our expense and without further approval of the Board, special legal, accounting or other consultants or experts that it deems necessary in the performance of its duties. The Audit Committee also reviews and approves related party transactions. The members of the Audit Committee are Richard C. Williams, William C. Denby, III and Robert B. Rothermel. The Board has determined that each member of the Audit Committee is “independent” as defined by the applicable NASDAQ rules and by the Sarbanes-Oxley Act of 2002 and regulations of the SEC, and that Mr. Rothermel and Mr. Williams qualify as an “audit committee financial expert” as defined in such regulations.

The Audit Committee meets with management periodically to consider the adequacy of our internal controls and the objectivity of our financial reporting. The Audit Committee discusses these matters with our independent registered public accounting firm and with appropriate financial personnel from the Company. Meetings are held with participation from the independent registered public accounting firm. The independent registered public accounting firm is given unrestricted access to the Audit Committee. The Audit Committee met six times during 2018.

Compensation Committee

Principal functions of the Compensation Committee include: (i) reviewing and approving or recommending approval of compensation arrangements and levels of our chief executive officer and our other executive officers; (ii) to the extent the Board delegates such authority to the committee, administering our equity incentive plans and agreements; (iii) reviewing and making recommendations to the Board with respect to incentive compensation and equity plans; (iv) reviewing and approving or making recommendations to the Board regarding the corporate goals and objectives relevant to executive compensation and evaluating our executive officers’ performance in light of such goals and objectives; and (v) performing other duties regarding compensation for employees and consultants as the Board may from time to time delegate to the committee. Subject to provisions of any applicable employment agreements, the Compensation Committee typically reviews base salary levels and total compensation for executive officers at least annually. The committee, or the independent directors serving on the Board, makes the final decisions regarding the chief executive officer’s and the other named executive officers’ total direct compensation; to the extent that the chief executive officer or other officer is also a director, such person does not participate in Board determinations concerning his or her compensation. With respect to equity compensation, the Compensation Committee or the Board grants stock options or other equity awards. Management plays a role in the compensation-setting process. The most significant aspects of management’s role are to evaluate employee performance and recommend salary levels and equity compensation awards. Our chief executive officer often makes recommendations to the Compensation Committee and the Board concerning compensation for other executive officers. Our chief executive officer is a member of the Board but does not participate in Board or committee decisions regarding any aspect of his own compensation. Pursuant to its charter, the Compensation Committee may engage the services of outside advisors, experts, and others to assist the committee. The committee may engage compensation consultants to provide information to the committee to assist in making decisions regarding compensation of our officers and directors. The Compensation Committee met one time during 2018.

Compensation Committee Interlocks and Insider Participation

No executive officer has served as a director or member of the Board or the Compensation Committee (or other committee serving an equivalent function) of any other entity while an executive officer of that other entity served as a director of or member of our Board or our Compensation Committee. Dr. Carlo, our President and Chief Executive Officer, may participate in discussions with the Compensation Committee regarding salaries and incentive compensation for other named executive officers, except for discussions regarding his own salary and incentive compensation.

Nominating and Governance Committee

Subject to an approved charter, the general functions of the Nominating and Governance Committee are (i) to recruit, evaluate and nominate candidates to be presented for appointment or election to serve as members of the Board; (ii) to recommend nominees for Board committees; (iii) to recommend corporate governance guidelines applicable to the Company; and (iv) to oversee the evaluation and effectiveness of the Board and its committees. The Nominating and Governance Committee met one time during 2018.

8

Director Nomination Procedures

The Nominating and Governance Committee is responsible for recommending to the Board the nominees for election as directors at any meeting of stockholders and the persons to be elected by the Board to fill any vacancies on the Board. In making such recommendations, the committee will consider candidates proposed by stockholders. Stockholders may submit a candidate’s name and qualifications to the Board by mailing a letter to the attention of Dennis J. Carlo, Ph.D., Chief Executive Officer, Adamis Pharmaceuticals Corporation, 11682 El Camino Real, Suite 300, San Diego, California 92130, and providing the information required by the Company’s bylaws along with any additional supporting materials the security holder considers appropriate. The committee will review and evaluate information available to it regarding candidates proposed by stockholders and will apply the same criteria, and will follow substantially the same process in considering them, as it does in considering candidates identified by members of the Board or senior management, except that the committee may consider, as one of the factors in its evaluation of stockholder recommended candidates, the size and duration of the interest of the recommending stockholder or stockholder group in the equity of the Company. The committee has not adopted a formal policy with respect to a fixed set of specific minimum qualifications for its candidates for membership on the board of directors. In considering potential new directors, the committee considers a variety of factors, including: (i) reputation for integrity, honesty and high ethical standards; (ii) demonstrated business acumen, experience and ability to exercise sound judgments in matters that relate to our current and long-term objectives and willingness and ability to contribute positively to our decision-making process; (iii) commitment to understanding our business and our industry; (iv) adequate time to attend and participate in meetings of the Board and its committees; (v) ability to understand the sometimes conflicting interests of the various constituencies of Adamis, which include stockholders, employees, customers, governmental units, creditors and the general public and to act in the interest of all stockholders; and (vi) such other attributes, including independence, that satisfy requirements imposed by the SEC and the NASDAQ listing standards. The committee believes that the qualifications and strengths of an individual in totality, rather than any specific factor, should be primary, with a view to nominating persons for the election to the Board of Directors whose backgrounds, integrity, and personal characteristics indicate that they will make a contribution to the Board of Directors. The committee is generally of the view that the continuing service of qualified incumbents promotes stability and continuity in the board room, giving the Company the benefit of the familiarity and insight into the Company’s affairs that its directors have accumulated during their tenure, while contributing to the Board’s ability to work as a collective body. Accordingly, it is the general policy of the committee, absent special circumstances, to nominate qualified incumbent directors who continue to satisfy the committee’s criteria for membership on the Board, whom the committee believes will continue to make important contributions to the Board and who consent to stand for reelection and, if reelected, to continue their service on the Board. The committee does not have a specific policy with regard to the consideration of diversity in identifying director nominees. However, the committee values diversity on our Board and considers the diversity of the professional experience, education and skills, as well as diversity of origin, in identifying director nominees.

Stockholder Communications with the Board

Stockholders may send communications to the Board of Directors or individual members of the Board of Directors by writing to them, care of Adamis Pharmaceuticals Corporation, Attention: Secretary, at our office in San Diego, California. Communications will be forwarded to the intended director or directors. If the stockholder wishes the communication to be confidential, then the communication should be provided in a form that will maintain confidentiality.

Code of Business Conduct and Ethics

The Board has adopted a Code of Business Conduct and Ethics that applies to our principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. The Company will provide any person, without charge, a copy of the Code. Requests for a copy of the Code may be made by writing to the Company at Adamis Pharmaceuticals Corporation, 11682 El Camino Real, Suite 300, San Diego, California 92130; Attention: Chief Financial Officer. The Company intends to disclose any amendment to, or a waiver from, a provision of its code of business conduct and ethics that applies to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions and that relates to any element of its code of business conduct and ethics, through reports on Form 8-K filed with the SEC or by posting such information on its website, www.adamispharma.com.

Required Vote

            Each director is elected by a plurality of the votes cast on the election of directors at a meeting at which a quorum is present. As a result, assuming that a quorum is present at the Meeting, the nominees who receive the highest number of votes, up to the number of directors to be elected at the Meeting, will be elected. Abstentions and broker non-votes will not be counted in determining which nominees receive the largest number of votes cast and therefore will have no effect on the outcome of the vote on this proposal. The persons named in the enclosed proxy will vote the proxies they receive FOR the election of the nominees named above, unless a particular proxy card withholds authorization to do so or provides contrary instructions.

Board Recommendation

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR”
ALL OF THE NOMINEES SET FORTH ABOVE FOR DIRECTOR.

9

PROPOSAL 2
APPROVAL OF THE 2019 EQUITY INCENTIVE PLAN

Our stockholders are being asked to approve the 2019 Equity Incentive Plan (the “Plan”).  The Board approved the Plan on June 21, 2019. A copy of the Plan, as proposed, is attached hereto as Appendix A.  The Plan will become effective upon stockholder approval.

Reasons for Seeking Stockholder Approval

Ability to Continue to Grant Equity Awards Under Stockholder Approved Plan.  The Plan is intended as a successor to the Company’s 2009 Equity Incentive Plan (the “Prior Plan” or the “2009 Plan”), which terminated in February 2019.  The Company is proposing the approval of the Plan in order to provide for a pool of shares to be available to make equity awards to our employees, directors and eligible consultants, in order to provide them with equity incentives in amounts that the Company and the Board deem desirable.  The Board believes that equity-based compensation is an important part of the Company’s compensation program. We rely significantly on equity incentives in the form of stock awards to attract and retain key employees.  The life sciences and pharmaceuticals industries are highly competitive, and our future success is dependent upon our ability to attract and retain employees with the expertise to enable us to achieve our goals. The approval of the Plan will allow us to grant stock options and other awards at levels determined to be appropriate by the Board or other administrator of the Plan in order to help secure and retain the services of current and new employees and eligible consultants, and to provide incentives for such persons to exert efforts for our success.

Stockholder approval of the Plan is necessary in order for us to meet the stockholder approval requirements of the Nasdaq Stock Market that (with certain exceptions) require stockholder approval of equity plans or other equity compensation arrangements, to grant incentive stock options under the Plan, and to be able to grant options and other awards to directors, employees and qualified consultants.  If the stockholders do not approve the Plan, then the Company will not be able to make new awards under a stockholder-approved plan, which we believe would adversely affect our ability to grow and provide equity-based compensation to help incent and retain our existing personnel and our ability to attract new personnel.

Certain Plan Features. The Plan includes certain provisions that are designed to protect our stockholders’ interests, including the following:

No Shares Will Be Issued or Awards Made Under the Plan in 2019.  The Plan provides that no awards may be granted, issued or made under the Plan until January 1, 2020, which is the date of the first annual increase to the share reserve under the provisions of the Plan, as described below.

Minimum Common Stock Price Before Initial Awards May be Made Under the Plan.  The Board believes that there is a current need for a pool of shares to be available under a stockholder-approved plan in order to help secure and retain the services of current and new employees and other eligible Plan participants.  However, the Board recognizes that equity awards dilute existing stockholders.  With the goal that awards under the Plan will be made only after the market price of the Company’s Common Stock significantly increases from its levels as of the date of this Proxy Statement, the Plan includes a provision that no Award may be granted, issued or made under the Plan until such time as the fair market value of the Common Stock, which is generally the closing sales price of the Common Stock on the principal stock market on which the Common Stock is traded, has been equal to or greater than $5.00 per share for at least ten consecutive trading days, after which time Awards may be made under the Plan without regard to any subsequent increase or decrease in the fair market value of the Common Stock.

Awards Subject to Forfeiture/clawback. Awards granted under the Plan will be subject to recoupment in accordance with any clawback policy that we are required to adopt pursuant to the listing standards of any national securities exchange or association on which our securities are listed or as is otherwise required by the Dodd-Frank Wall Street Reform and Consumer Protection Act or other applicable law. In addition, we may impose other clawback, recovery or recoupment provisions in an award agreement, including a reacquisition right in respect of previously acquired shares or other cash or property upon the occurrence of cause.

No Discounted Stock Options or Stock Appreciation Rights. All stock options and stock appreciation rights granted under the Plan must have an exercise or strike price equal to or greater than the fair market value of our Common Stock on the date the stock option or stock appreciation right is granted.

Material Amendments Require Stockholder Approval. The Plan requires stockholder approval of certain material revisions to the Plan, as described below.

Summary of the 2019 Equity Incentive Plan

The material features of the Plan are summarized below.  Please note that the description of the Plan is qualified in its entirety by reference to the copy of the Plan attached hereto as Appendix A.

Stock Awards. The Plan provides for the grant of incentive stock options, nonstatutory stock options, restricted stock awards, restricted stock unit awards, stock appreciation rights, performance stock awards, and other forms of equity compensation, or collectively, stock awards.  In addition, the Plan provides for the grant of cash awards.  Incentive stock options may be granted only to employees.  All other awards may be granted to employees, including officers, non-employee directors, and eligible consultants.

Share Reserve. The aggregate number of shares of Common Stock that may be issued pursuant to stock awards under the Plan (the “Share Reserve”) will be no (zero) shares from the effective date of the Plan until January 1, 2020, when the first annual increase to the Share Reserve will occur pursuant to the provisions of the Plan.  The number of shares of Common Stock reserved for issuance will automatically increase on January 1 of each calendar year during the term of the Plan, commencing January 1, 2020, by the lesser of (a) 5.0% of the total number of shares of Common Stock outstanding on December 31 of the preceding calendar year, or (b) a lesser number of shares of Common Stock determined by our board of directors prior to the start of a calendar year for which an increase applies.  Under the Plan, the maximum number of shares that may be issued pursuant to the exercise of incentive stock options under the Plan is equal to 30,000,000 shares plus, to the extent allowable under Section 422 of the Internal Revenue Code of 1986, as amended (the “Code”), any shares that become available for issuance under the Plan pursuant to the annual increase in the Share Reserve as described above.    Pursuant to the provisions of the Plan, effective January 1, 2020, the Share Reserve will be increased by 5% of the number of outstanding shares of Common Stock on December 31, 2019 (or such lower amount as the Board may determine).  Based on the number of shares of Common Stock outstanding on the Record Date, the number of shares in the Share Reserve would be increased by an additional approximately 2,381,905 shares effective January 1, 2020.

10

If a stock award granted under the Plan expires or otherwise terminates without being exercised in full, or is settled in cash, the shares of Common Stock not acquired pursuant to the stock award again will become available for subsequent issuance under the Plan.  In addition, the following types of shares under the Plan may become available for the grant of new stock awards under the Plan:  (a) shares that are forfeited to or repurchased by us prior to becoming fully vested; (b) shares subject to stock awards that are settled in cash; (c) shares withheld to satisfy income or employment withholding taxes; (d) shares used to pay the exercise price of an option in a net exercise arrangement; (e) shares tendered to us to pay the exercise price of an option; and (f) shares that are cancelled pursuant to an exchange or repricing program.  Shares issued under the Plan may be previously unissued shares or reacquired shares, including shares bought on the open market.

Administration. The board of directors, or a duly authorized committee thereof, has the authority to administer the Plan.  The board of directors may also delegate to one or more of our officers the authority to (1) designate employees (other than other officers) to be recipients of certain stock awards, and (2) determine the number of shares of Common Stock to be subject to such stock awards, subject to overall limitations established by the Board.  Subject to the terms of the Plan, the board of directors or the authorized committee, referred to as the plan administrator, determines recipients, dates of grant, the numbers and types of stock awards to be granted, and the terms and conditions of the stock awards, including the period of their exercisability and vesting schedule applicable to a stock award.  Our compensation committee currently acts as the plan administrator.  Subject to the limitations set forth below, the plan administrator will also determine the exercise price, strike price or purchase price of awards granted and the types of consideration to be paid for the award.

The plan administrator has the authority to modify outstanding awards under the Plan.  Subject to the terms of the Plan, the plan administrator has the authority to reduce the exercise, purchase or strike price of any outstanding stock award, cancel any outstanding stock award in exchange for new stock awards, cash or other consideration, adjust or accelerate the vesting of outstanding awards, or take any other action that is treated as a repricing under U.S. generally accepted accounting principles, with the consent of any adversely affected participant.

Under the Plan, the plan administrator determines the vesting of options or other awards upon a holder’s termination of continuous service to the Company (other than for “Cause,” as defined in the Plan), including without Cause or by reason of death or disability.  Except as otherwise provided in the application option agreement or any other written agreement between an award holder and the Company, under the Plan, if an option holder’s continuous service to the Company terminates other than for “Cause,” as defined in the Plan, or as a result of the option holder’s Disability (as defined in the Plan) or death, then an option may be exercised, to the extent that the holder was entitled to exercise such option as of the date of termination of continuous service (or as set forth in the option agreement or other written agreement between the holder and the Company relating to the option), for three months following the termination of continuous service or such longer or shorter period as is specified in the applicable award agreement.  With respect to restricted stock awards and restricted stock unit awards, the plan administrator may impose such restrictions or conditions to the vesting of a restricted stock unit award as it, in its sole discretion, deems appropriate, and unless otherwise provided in the applicable award agreement, upon a participant’s termination of continuous service, the portion of the restricted stock unit award that has not vested will be forfeited.  The Plan generally defines continuous service as meaning that a participant’s service with the Company or an affiliate of the Company, whether as an employee, director or consultant, is not interrupted or terminated.

11

Stock Options.  ISOs and nonstatutory stock options, or NSOs, are granted pursuant to stock option agreements adopted by the plan administrator.  The plan administrator determines the exercise price for a stock option, within the terms and conditions of the Plan, provided that the exercise price of a stock option generally cannot be less than 100% of the fair market value of our Common Stock on the date of grant.  Options granted under the Plan vest at the rate specified by the plan administrator.

The plan administrator determines the term of stock options granted under the Plan, up to a maximum of ten years.  Unless the terms of an option holder’s stock option agreement provide otherwise, if an option holder’s service relationship with us, or any of our affiliates, ceases for any reason other than disability, death or “cause,” as defined in the Plan, the option holder may generally exercise any options, to the extent vested as provided in the Plan and the applicable award agreement (or other written agreement between the holder and the Company relating to the option), for a period of three months (or such other period as is specified in the option agreement or other written agreement between the holder and the Company relating to the option) following the cessation of service.  The option term may be extended in the event that exercise of the option following such a termination of service would violate the registration requirements of the Securities Act of 1933, as amended.  If an option holder’s service relationship with us or any of our affiliates ceases due to disability or death, or an option holder dies within a certain period following cessation of service, the option holder or a beneficiary may generally exercise options for a period of 12 months in the event of disability and 18 months in the event of death.  In the event of a termination for cause, options generally terminate immediately upon the termination of the individual for cause.  In no event may an option be exercised beyond the expiration of its term.

Acceptable consideration for the purchase of Common Stock issued upon the exercise of a stock option will be determined by the plan administrator and may include (a) cash, check, bank draft or money order, (b) a broker-assisted cashless exercise, (c) the tender of shares of Common Stock previously owned by the optionee, (d) a net exercise of the option, and (e) other legal consideration approved by the plan administrator.

Unless the plan administrator provides otherwise, options generally are not transferable except by will, the laws of descent and distribution, or pursuant to a domestic relations order.  An optionee may designate a beneficiary, however, who may exercise the option following the optionee’s death.

Tax Limitations on Incentive Stock Options.  The aggregate fair market value, determined at the time of grant, of Common Stock with respect to ISOs that are exercisable for the first time by an optionee during any calendar year under all of our stock plans may not exceed $100,000.  Options or portions thereof that exceed such limit will generally be treated as NSOs.  No ISO may be granted to any person who, at the time of the grant, owns or is deemed to own stock possessing more than 10% of our total combined voting power or that of any of our affiliates unless (a) the option exercise price is at least 110% of the fair market value of the stock subject to the option on the date of grant and (b) the term of the ISO does not exceed five years from the date of grant.

Automatic Option Grant Program for Non-Employee Directors.  Under the provisions of the Plan relating to non-employee directors, each person who becomes a non-employee director will automatically receive an initial grant of a nonstatutory option to purchase 50,000 shares of Common Stock upon such person’s election or appointment.  These initial grants will vest in equal monthly installments over a period of three years from the grant date.  In addition, any person who is a non-employee director immediately after the annual meeting of our stockholders automatically will be granted, on the first business day after the annual meeting date, a nonstatutory option to purchase 30,000 shares of Common Stock, or the annual grant.  These annual grants will vest in equal monthly installments over one year from the grant date as long as the non-employee director remains a director, consultant or employee of the Company.  In the event of certain corporate transactions, including change in control transactions, the vesting of options held by non-employee directors whose service has not terminated generally will be accelerated in full, and if the director ceases to serve as a director as a result of the transaction, or ceases to service as a director for other reasons such as death or disability, the director will have 12 months from the date of cessation of service within which to exercise the option.  Under the Plan, the Board has, and will retain, the discretion to make additional equity awards to non-employee directors, independent of the automatic grant provisions of the Plan.

12

Restricted Stock Awards.  Restricted stock awards are granted pursuant to restricted stock award agreements adopted by the plan administrator.  Restricted stock awards may be granted in consideration for:  (a) cash, check, bank draft or money order, (b) past or future services rendered to us or our affiliates, or (c) any other form of legal consideration approved by the plan administrator.  Shares of Common Stock acquired under a restricted stock award may, but need not, be subject to a share repurchase option in our favor in accordance with a vesting schedule to be determined by the plan administrator.  Rights to acquire shares under a restricted stock award may be transferred only upon such terms and conditions as set by the plan administrator.  Except as otherwise provided in the applicable award agreement, restricted stock unit awards that have not vested will be forfeited upon the participant’s cessation of continuous service for any reason.

Restricted Stock Unit Awards.  Restricted stock unit awards are granted pursuant to restricted stock unit award agreements adopted by the plan administrator.  Restricted stock unit awards may be granted in consideration for any form of legal consideration acceptable to our board of directors.  A restricted stock unit award may be settled by cash, delivery of stock, a combination of cash and stock as deemed appropriate by the plan administrator, or in any other form of consideration set forth in the restricted stock unit award agreement.  Additionally, dividend equivalents may be credited in respect to shares covered by a restricted stock unit award.  Except as otherwise provided in the applicable award agreement, restricted stock units that have not vested will be forfeited upon the participant’s cessation of continuous service for any reason.

Stock Appreciation Rights.  Stock appreciation rights are granted pursuant to stock appreciation right grant agreements adopted by the plan administrator.  The plan administrator determines the strike price for a stock appreciation right which cannot be less than 100% of the fair market value of the Common Stock on the date of grant.  Upon the exercise of a stock appreciation right, we will pay the participant an amount equal to the product of (a) the excess of the per share fair market value of the Common Stock on the date of exercise over the strike price, multiplied by (b) the number of shares of Common Stock with respect to which the stock appreciation right is exercised.  The appreciation distribution payable upon exercise of a stock appreciation right may be paid in shares of Common Stock, in cash, or in any combination of the two or in any other form of consideration, as determined by the plan administrator and contained in the stock appreciation right agreement.  A stock appreciation right granted under the Plan vests at the rate specified in the stock appreciation right agreement, as determined by the plan administrator.

The plan administrator determines the term of stock appreciation rights granted under the Plan up to a maximum of ten years.  Unless the terms of a participant’s stock appreciation right agreement provides otherwise, if a participant’s service relationship with us or any of our affiliates ceases for any reason other than cause, the participant may generally exercise any vested stock appreciation right for a period of three months (or such longer or shorter period specified in the stock appreciation right agreement) following the cessation of service.  In the event of a termination for cause, stock appreciation rights generally terminate immediately upon the occurrence of the event giving rise to the termination of the individual for cause.  In no event may a stock appreciation right be exercised beyond the expiration of its term.

Performance Awards.  The Plan permits the grant of performance-based stock awards.  Awards granted under the Plan are not eligible to qualify as performance-based compensation that is exempt from the $1,000,000 limitation on the deductibility of compensation paid to a covered employee imposed by Section 162(m) of the Code, which exemption was repealed as part of the Tax Cuts and Jobs Act of 2017 (the “TCJA”).  Accordingly, all awards granted under the Plan will be subject to the $1,000,000 limitation on the income tax deductibility of compensation paid to a covered employee imposed by Section 162(m) of the Code.  Performance awards give participants the right to receive payments in stock or property based solely upon the achievement of certain performance goals during a specified performance period.

A performance stock award is a stock award that is payable (including that may be granted, may vest, or may be exercised) contingent upon the achievement of pre-determined performance goals during a performance period.  A performance stock award may require the completion of a specific period of continuous service.  The length of any performance period, the performance goals to be achieved during the performance period, and the measure of whether and to what degree such performance goals have been attained will be determined by the compensation committee.  In addition, to the extent permitted by applicable law and the applicable award agreement, the compensation committee may determine that cash may be used in payment of performance stock awards.

13

In granting a performance award, the compensation committee will set a period of time, or a performance period, over which the attainment of one or more goals, or performance goals or criteria, will be measured, and the Board or the compensation committee will establish the performance goals, based upon one or more criteria, or performance criteria, enumerated in the Plan.  Under the Plan, performance goals may be based on one or more of the following criteria:   earnings (including earnings per share and net earnings); earnings before interest, taxes, and depreciation; earnings before interest, taxes, depreciation, and amortization; total stockholder return; return on equity or average stockholder's equity; return on assets, investment, or capital employed; stock price; margin (including gross margin); income (before or after taxes); operating income; operating income after taxes; pre-tax profit; operating cash flow; sales or revenue targets; increases in revenue or product revenue; expenses and cost reduction goals; improvement in or attainment of working capital levels; economic value added (or an equivalent metric); market share; cash flow; cash flow per share; share price performance; debt reduction; customer satisfaction; stockholders' equity; capital expenditures; debt levels; operating profit or net operating profit; workforce diversity; growth of net income or operating income; billings; implementation or completion of projects or processes; financing; regulatory milestones; stockholder liquidity; corporate governance and compliance; product commercialization; intellectual property; personnel matters; progress of internal research or clinical programs; progress of partnered programs; partner satisfaction; budget management; clinical achievements; completing phases of a clinical study (including the treatment phase); announcing or presenting preliminary or final data from clinical studies; in each case, whether on particular timelines or generally; timely completion of clinical trials; submission of Device Master File(s) and other regulatory achievements; partner or collaborator achievements; internal controls, including those related to the Sarbanes-Oxley Act of 2002; research progress, including the development of programs; investor relations, analysts and communication; manufacturing achievements (including obtaining particular yields from manufacturing runs and other measurable objectives related to process development activities); strategic partnerships or transactions (including in-licensing and out-licensing of intellectual property); establishing relationships with commercial entities with respect to the marketing, distribution and sale of our products and services (including with group purchasing organizations, distributors and other vendors); supply chain achievements (including establishing relationships with manufacturers, suppliers and other services providers of the our products and services); co-development, co-marketing, profit sharing, joint venture, or other similar arrangements; individual performance goals; corporate development and planning goals; and other measures of performance selected by our board of directors or any committee thereof.  The performance goals may be based on company-wide performance or performance of one or more business units, divisions, affiliates, or business segments, and may be either absolute or relative to the performance of one or more comparable companies or the performance of one or more relevant indices.   Unless specified otherwise in the award agreement at the time the award is granted or in such other document setting forth the performance goals at the time the goals are established, we will appropriately make adjustments in the method of calculating the attainment of performance goals as follows: to exclude restructuring or other nonrecurring charges; to exclude exchange rate effects; to exclude the effects of changes to generally accepted accounting principles; to exclude the effects of any statutory adjustments to corporate tax rates; to exclude the effects of any items that are unusual in nature or occur infrequently as determined under generally accepted accounting principles; to exclude the dilutive effects of acquisitions or joint ventures; to assume that any business divested by us achieved performance objectives at targeted levels during the balance of a performance period following such divestiture; to exclude the effect of any change in the outstanding shares of our common stock by reason of any stock dividend or split, stock repurchase, reorganization, recapitalization, merger, consolidation, spin-off, combination or exchange of shares or other similar corporate change, or any distributions to common stockholders other than regular cash dividends; to exclude the effects of stock-based compensation and the award of bonuses under our bonus plans; to exclude costs incurred in connection with potential acquisitions or divestitures that are required to be expensed under generally accepted accounting principles; to exclude the goodwill and intangible asset impairment charges that are required to be recorded under generally accepted accounting principles; and to exclude the effect of any other unusual, nonrecurring gain or loss or other extraordinary item. In addition, we retain the discretion to adjust or eliminate the compensation or economic benefit due upon attainment of the goals. The performance goals may differ from participant to participant and from award to award.

Other Stock Awards.  The plan administrator may grant other awards based in whole or in part by reference to, or otherwise based on, Common Stock.  The plan administrator will set the number of shares under the award and all other terms and conditions of such awards.

Cash Awards.  A cash award is an award that is denominated in, or payable to an eligible participant solely in, cash.  Cash awards may be granted with value and payment contingent upon the achievement of performance goals or criteria.

Capitalization Adjustments; Changes to Capital Structure.  In the event that there is a specified type of change in our capital structure, such as a stock split, appropriate capitalization adjustments will be made to (a) the number of shares subject to the Plan, (b) the maximum number of shares that may be issued pursuant to the exercise of ISOs, (c) the maximum number of securities that may be awarded to any person during a calendar year, and (d) the number of shares and price per share of stock subject to outstanding stock awards.

Corporate Transactions. In the event of certain specified significant corporate transactions as defined in the Plan, the plan administrator has the discretion to take any of the following actions with respect to stock awards: arrange for the assumption, continuation, or substitution of a stock award by a surviving or acquiring entity or parent company; arrange for the assignment of any reacquisition or repurchase rights held by us to the surviving or acquiring entity or parent company; accelerate the vesting of the stock award and provide for its termination prior to the effective time of the corporate transaction; arrange for the lapse of any reacquisition or repurchase right held by us; cancel or arrange for the cancellation of the stock award in exchange for such cash consideration, if any, as our board of directors may deem appropriate; or make a payment equal to the excess of (1) the value of the property the participant would have received upon exercise of the stock award over (2) the exercise price or strike price otherwise payable in connection with the stock award.  The plan administrator is not obligated to treat all stock awards, even those that are of the same type, in the same manner.  The plan administrator may provide, in an individual award agreement or in any other written agreement between a participant and us, that the stock award will be subject to additional acceleration of vesting and exercisability or settlement in the event of a corporate transaction.  In the event of a corporate transaction, the vesting and exercisability provisions of stock awards will be accelerated in full, and if the surviving or acquiring entity (or its parent company) elects not to assume, continue or substitute for such stock awards, then such awards will be terminated if not exercised prior to the effective date of the corporate transaction.

14

Under the 2019 Plan, a corporate transaction is defined generally as (1) the acquisition by any person or company of more than 50% of the combined voting power of our then outstanding stock, (2) a merger, consolidation or similar transaction in which our stockholders immediately before the transaction do not own, directly or indirectly, more than 50% of the combined voting power of the surviving entity (or the parent of the surviving entity) in substantially the same proportions as their ownership immediately prior to such transaction, (3) a sale or other disposition of all or substantially all of our assets other than to an entity more than 50% of the combined voting power of which is owned by our stockholders in substantially the same proportions as their ownership of our outstanding voting securities immediately prior to such transaction, or (4) when a majority of our board of directors becomes comprised of individuals who were not serving on our board of directors on the date the Plan is adopted (the “incumbent board”), or whose nomination, appointment, or election was not approved by a majority of the incumbent board still in office.

Potential Recoupment of Awards.  Awards granted under the Plan will be subject to recoupment in accordance with any clawback policy that we adopt or are required to adopt pursuant to the listing standards of any national securities exchange or association on which our securities are listed or as is otherwise required by the Dodd-Frank Wall Street Reform and Consumer Protection Act or other applicable law.  In addition, the administrator of the Plan may impose other clawback, recovery or recoupment provisions in an award agreement as the administrator determines necessary or appropriate, including a reacquisition right in respect of previously acquired shares of our Common Stock or other cash or property upon the occurrence of events described in such policy.

Term. The Plan will become effective on the date that it is approved by the stockholders.  Unless sooner terminated by the Board, the Plan will terminate on the day before the 10th anniversary of the date that the Restated Plan is approved by the Board and by the stockholders, whichever is earlier. In addition, notwithstanding the effectiveness of the Plan, no Award may be granted, issued or made under the Plan until such time as the fair market value of the Common Stock has been equal to or greater than $5.00 per share for at least ten consecutive trading days, after which time Awards may be made under the Plan without regard to any subsequent increase or decrease in the fair market value of the Common Stock.

Amendment and Termination.  The Board may at any time amend the Plan in any respect that it deems necessary or advisable, subject to the limitations, if any, of applicable law.  However, except as provided with respect to capitalization adjustments, stockholder approval shall be required for any amendment of the Plan that either (a) materially increases the number of shares of Common Stock available for issuance under the Plan, (b) materially expands the class of individuals eligible to receive awards under the Plan, (c) materially increases the benefits accruing to participants under the Plan or materially reduces the price at which shares of Common Stock may be issued or purchased under the Plan, (d) materially extends the term of the Plan, or (e) expands the types of awards available for issuance under the Plan, but in each of the foregoing instances only to the extent required by applicable law or listing requirements.  Except as provided above, rights under any award granted before amendment of the Plan will not be impaired by any amendment of the Plan unless (a) the Company requests the consent of the affected participant, and (b) such participant consents in writing.  Unless sooner terminated by the Board, the Plan will terminate on the day before the 10th anniversary of the date that the Plan is approved by the Board and by the stockholders, whichever is earlier.

U.S. Federal Income Tax Consequences

The following is a summary of the principal United States federal income tax consequences to participants and us with respect to participation in the Plan.  This summary is not intended to be exhaustive and does not discuss the income tax laws of any local, state or foreign jurisdiction in which a participant may reside.  The information set forth below is a summary only and does not purport to be complete.  The information is based upon current federal income tax rules and therefore is subject to change when those rules change.  Because the tax consequences to any recipient may depend on his or her particular situation, each recipient should consult the recipient’s tax adviser regarding the federal, state, local, and other tax consequences of the grant or exercise of an award or the disposition of stock acquired as a result of an award.  The Plan is not qualified under the provisions of Section 401(a) of the Code, and is not subject to any of the provisions of the Employee Retirement Income Security Act of 1974.  Our ability to realize the benefit of any tax deductions described below depends on our generation of taxable income, as well as the requirement of reasonableness, the provisions of Section 162(m) of the Code, and the satisfaction of our tax reporting obligations.

Nonstatutory Stock Options.  Generally, there is no taxation upon the grant of a nonstatutory stock option if the option is granted with an exercise price equal to the fair market value of the underlying stock on the grant date.  On exercise, an optionee will recognize ordinary income equal to the excess, if any, of the fair market value on the date of exercise of the stock over the exercise price.  If the optionee is employed by us or one of our affiliates, that income will be subject to withholding tax.  The optionee’s tax basis in those shares will be equal to their fair market value on the date of exercise of the option, and the optionee’s capital gain holding period for those shares will begin on that date.  Subject to the requirement of reasonableness, the provisions of Section 162(m) of the Code and the satisfaction of a tax reporting obligation, we will generally be entitled to a tax deduction equal to the taxable ordinary income realized by the optionee.

15

Incentive Stock Options.  The Plan provides for the grant of stock options that are intended to qualify as “incentive stock options,” as defined in Section 422 of the Code.  Under the Code, an optionee generally is not subject to ordinary income tax upon the grant or exercise of an ISO.  If the optionee holds a share received on exercise of an ISO for more than two years from the date the option was granted and more than one year from the date the option was exercised, which is referred to as the required holding period, the difference, if any, between the amount realized on a sale or other taxable disposition of that share and the holder’s tax basis in that share will be a long-term capital gain or loss.

If, however, an optionee disposes of a share acquired on exercise of an ISO before the end of the required holding period, which is referred to as a disqualifying disposition, the optionee generally will recognize ordinary income in the year of the disqualifying disposition equal to the excess, if any, of the fair market value of the share on the date the ISO was exercised over the exercise price.  However, if the sales proceeds are less than the fair market value of the share on the date of exercise of the option, the amount of ordinary income recognized by the optionee will not exceed the gain, if any, realized on the sale.  If the amount realized on a disqualifying disposition exceeds the fair market value of the share on the date of exercise of the stock option, that excess will be a short-term or long-term capital gain, depending on whether the holding period for the share exceeds one year.

For purposes of the alternative minimum tax, the amount by which the fair market value of a share of stock acquired on exercise of an ISO exceeds the exercise price of the stock option generally will be an adjustment included in the optionee’s alternative minimum taxable income for the year in which the option is exercised.  If, however, there is a disqualifying disposition of the share in the year in which the stock option is exercised, there will be no adjustment for alternative minimum tax purposes with respect to that share.  In computing alternative minimum taxable income, the tax basis of a share acquired on exercise of an ISO is increased by the amount of the adjustment taken into account with respect to that share for alternative minimum tax purposes in the year the option is exercised.

We are not allowed an income tax deduction with respect to the grant or exercise of an ISO or the disposition of a share acquired on exercise of an ISO after the required holding period.  If there is a disqualifying disposition of a share, however, we are allowed a deduction in an amount equal to the ordinary income includible in income by the optionee, subject to the requirement of reasonableness and the provisions of Section 162(m) of the Code, and provided that either the employee includes that amount in income or we timely satisfy our reporting requirements with respect to that amount.

Restricted Stock Awards.  Generally, the recipient of a restricted stock award will recognize ordinary income at the time the stock is received equal to the excess, if any, of the fair market value of the stock received over any amount paid by the recipient in exchange for the stock.  If, however, the stock is not vested when it is received (for example, if the employee is required to work for a period of time in order to have the right to sell the stock), the recipient generally will not recognize income until the stock becomes vested, at which time the recipient will recognize ordinary income equal to the excess, if any, of the fair market value of the stock on the date it becomes vested over any amount paid by the recipient in exchange for the stock.  A recipient may, however, file an election with the Internal Revenue Service, within 30 days after his or her receipt of the stock award, to recognize ordinary income, as of the date the recipient receives the award, equal to the excess, if any, of the fair market value of the stock on the date the award is granted over any amount paid by the recipient in exchange for the stock.  The recipient’s basis for the determination of gain or loss upon the subsequent disposition of shares acquired from stock awards will be the amount paid for such shares plus any ordinary income recognized either when the stock is received or when the stock becomes vested.  Subject to the requirement of reasonableness, the provisions of Section 162(m) of the Code and the satisfaction of a tax reporting obligation, we will generally be entitled to a tax deduction equal to the taxable ordinary income realized by the recipient of the stock award.

Stock Appreciation Rights.  Generally, if a stock appreciation right is granted with an exercise price equal to the fair market value of the underlying stock on the date of grant, the recipient will recognize ordinary income equal to the fair market value of stock or cash received upon such exercise.  If the recipient is employed by us or one of our affiliates, that income will be subject to withholding taxes.  Subject to the requirement of reasonableness, the provisions of Section 162(m) of the Code and the satisfaction of a tax reporting obligation, we will generally be entitled to an income tax deduction equal to the amount of ordinary income realized by the recipient of the stock appreciation right.

16

Restricted Stock Units.  Generally, the recipient of a restricted stock unit award structured to conform to the requirements of Section 409A of the Code or an exception to Section 409A of the Code will recognize ordinary income at the time the shares are delivered to the participant in an amount equal to the excess, if any, of the fair market value of the shares received over any amount paid by the recipient in exchange for the shares.  If a restricted stock unit award is subject to Section 409A of the Code, the shares subject to a restricted stock unit award may generally only be delivered upon one of the following events:  a fixed calendar date (or dates), separation from service, death, disability or a change in control.  If delivery occurs on another date, unless the restricted stock unit awards otherwise comply with or qualify for an exception to the requirements of Section 409A of the Code, in addition to the tax treatment described above, the recipient will owe an additional 20% federal tax and interest on any taxes owed.  The recipient’s basis for the determination of gain or loss upon the subsequent disposition of shares acquired from a restricted stock unit award will be the amount paid, if any, for shares plus any ordinary income recognized when the stock is delivered.  Subject to the requirement of reasonableness, the provisions of Section 162(m) of the Code, and the satisfaction of a tax reporting obligation, we will generally be entitled to an income tax deduction equal to the amount of ordinary income realized by the participant.

Section 162 Limitations.  In general, under Section 162(m) of the Code, income tax deductions of publicly-held corporations may be limited to the extent total compensation (including base salary, annual bonus, stock option exercises and non-qualified benefits paid) for certain executive officers exceeds $1 million (less the amount of any “excess parachute payments” as defined in Section 280G of the Code) for such person in any one year.  Prior to the TCJA, covered employees generally consisted of our Chief Executive Officer and each of the next three highest compensated officers serving at the end of the taxable year other than our Chief Financial Officer, and compensation that qualified as “performance-based” under Section 162(m) was exempt from this $1 million deduction limitation.  As part of the TCJA, the ability to rely on this exemption was, with certain limited exceptions, eliminated effective for taxable years beginning after December 31, 2017; in addition, the definition of covered employees was expanded to generally include all named executive officers.  For grants under the Plan, we will not be able to take a deduction for any compensation in excess of $1 million that is paid to a covered employee.

Section 409A.  Section 409A covers most programs that defer the receipt of compensation to a succeeding year.  It provides rules for elections to defer, if any, and for timing of payouts.  There are significant penalties placed on the participant for failure to comply with Section 409A.  Section 409A does not apply to incentive stock options, non-statutory stock options that have an exercise price that is at least equal to the grant date fair market value and that meet certain other requirements, restricted stock and restricted stock unit type awards provided there is no deferral of income beyond the vesting date.  Section 409A also does not cover stock appreciation rights if the exercise price is not less than the fair market value of the underlying stock on the date of grant, the rights are settled in such stock and no features defer the recognition of income beyond the exercise date.

New Plan Benefits

The amount, if any, of equity compensation that may be awarded to officers, directors, employees and consultants following stockholder approval of this Proposal is determined from time to time by the administrator of the Plan. As of the date of this Proxy Statement, there has been no determination by the plan administrator with respect to future awards under the Plan. Accordingly, future awards are not determinable. As described elsewhere in this Proxy Statement, under the Plan our non-employee directors are eligible to receive annual automatic equity awards, currently a stock option to purchase 50,000 shares of Common Stock when a person first join the Board, and a stock option each year to purchase 30,000 shares of Common Stock, under our directors compensation policy, as described under the heading "Executive Compensation - Compensation of Directors."

As of March 31, 2019, 8,945,878 shares were subject to outstanding stock options awards under the Prior Plan with a weighted average exercise price of $4.43 per share and a weighted average remaining life of 6.81 years and 3,877,491 shares were issuable upon the vesting in the future of outstanding restricted stock units granted under the Prior Plan.

17

The following table sets forth information about awards granted under the Prior Plan during the year ended December 31, 2018, and during three months ended March 31, 2019, to our named executive officers, all current executive officers as a group (seven people), all persons who served as non-employee directors at any time during fiscal 2018 or fiscal 2019, as a group (a total of three people) and all current non-executive officer employees and consultants as a group. On June 21, 2019, the last reported sales price of our Common Stock on NASDAQ was $1.28.

Name	Weighted Average Exercise Price of Stock Option Awards ($)	Number of Shares Subject to Stock Option Awards	Restricted Stock Units
Dennis J. Carlo, Ph.D.
President and Chief Executive Officer
Fiscal 2018	$2.83	166,934	83,467
Fiscal 2019	$—	—	347,165
David J. Marguglio
Senior Vice President and Chief Business Officer
Fiscal 2018	$2.83	133,547	66,773
Fiscal 2019	$—	—	277,732
Robert O. Hopkins
Senior Vice President, Finance and Chief Financial Officer
Fiscal 2018	$2.83	133,547	66,773
Fiscal 2019	$—	—	277,732
Karen K. Daniels
Vice President of Operations
Fiscal 2018	$2.83	83,467	41,733
Fiscal 2019	$—	—	173,583
Ronald B. Moss, M.D.
Chief Medical Officer
Fiscal 2018	$2.83	83,467	41,733
Fiscal 2019	$—	—	277,732
Executive Officers (five people)
Fiscal 2018	$2.83	600,962	300,479
Fiscal 2019	$—	—	1,353,944
Non-Employee Directors (three people)
Fiscal 2018	$4.28	90,000	—
Fiscal 2019	$3.13	90,000	—
Non-Executive Officer Employees as a Group (approximately 134 people)
Fiscal 2018	$2.98	2,214,827	41,733
Fiscal 2019	$—	—	1,032,391

18

In the years ended December 31, 2017, 2018, and in the three months ended March 31, 2019, the Company made equity awards under its existing equity incentive plans covering approximately 3,646,750, 3,248,001 and 2,476,335 shares, respectively, which includes new-hire awards, awards to consultants and awards to non-employee directors as well as awards to existing officers and employees.  The following table includes information regarding awards outstanding under the Prior Plan and the percentage that such numbers represent as a percentage of the fully-diluted outstanding shares, in each case as of March 31, 2019.  The numbers in the following table do not include or give effect to the increases in the Share Reserve under the Plan effective January 1, 2020 or January 1 of each future year during the term of the Plan.

	Number of Shares(2)	As a % of Fully-Diluted Shares Outstanding at March 31, 2019(1)(2)
2009 Equity Incentive Plan (the "Prior Plan")
Options outstanding	8,945,878	14.8%
Weighted average exercise price of outstanding options	$4.43
Weighted average remaining term of outstanding options	6.81 years
Restricted stock units outstanding	3,877,491	6.4%

_____________

(1)

Based on 47,442,414 shares of our Common Stock outstanding as of March 31, 2019.  Determined on a fully diluted basis, meaning the total shares outstanding includes shares issuable pursuant to outstanding awards under the Prior Plan (but excluding the increases in the Share Reserve under the Plan effective January 1, 2020).

(2)

Excludes the increase in the Share Reserve under the Plan effective January 1, 2020, and annual increases in the Share Reserve under the terms of the Plan.  Based on the number of shares outstanding as of the Record Date, effective January 1, 2020, the Share Reserve under the Plan would increase by approximately 2,381,905 shares.  Under the provisions of the Plan, the number of shares of Common Stock available for issuance under Stock Awards pursuant to the Plan automatically increases on January 1st of each year, in an amount equal to the lesser of (i) 5% of the total number of shares of Common Stock outstanding on December 31st of the preceding calendar year, or (ii) a lesser number of shares of Common Stock as the Board may in its discretion determine before the start of a calendar year for which an increase applies.

Interest of Certain Persons in Matters to Be Acted Upon

Each of our current directors, executive officers and employees is eligible to receive awards under the Plan.  If the Plan is approved, such persons would potentially benefit from continuing to be able to receive awards under the Plan and a larger number of shares being available for issuance in the Plan pool and could potentially receive a larger amount of awards.  The administrator has the discretion to determine which eligible persons will receive awards under the Plan.  As a result, future participation in the Plan by executive officers, directors and other employees is not determinable.

Required Vote

Assuming that a quorum is present at the Meeting, approval of this proposal requires the affirmative vote of a majority of the shares present in person or represented by proxy and entitled to vote at the Meeting. Abstentions are considered present and entitled to vote with respect to this proposal, and will, therefore, be treated as votes against this proposal. Broker non-votes will have no effect on the outcome of this proposal.

Board Recommendation

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR”
APPROVAL OF THE 2019 EQUITY INCENTIVE PLAN

19

 PROPOSAL 3
ADVISORY VOTE ON EXECUTIVE COMPENSATION

Under the Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010 (the “Dodd-Frank Act”), our stockholders are entitled to vote to approve, on an advisory, non-binding basis, the compensation of our named executive officers as disclosed in this Proxy Statement in accordance with the SEC’s rules. We conducted our first say-on-pay vote at our 2013 Annual Meeting of Stockholders. At that meeting, we also conducted our first say-on-frequency vote with respect to whether future say-on-pay votes would be held every one, two or three years. At the 2013 Annual Meeting of Stockholders, a majority of the votes cast selected one year as the frequency period. Accordingly, we are conducting a say-on-pay vote at the 2019 Annual Meeting of Stockholders and will continue to conduct an advisory vote on the compensation of our named executive officers annually until our next say-on-frequency vote.

Please read the “Executive Compensation” section of this Proxy Statement for additional details about our executive compensation program.

We are asking our stockholders to indicate their support for our named executive officer compensation as described in this Proxy Statement. This proposal, commonly known as a “say-on-pay” proposal, gives our stockholders the opportunity to express their views on our named executive officers’ compensation. This vote is not intended to address any specific item of compensation, but rather the overall compensation of our named executive officers and the philosophy, policies and practices described in this Proxy Statement. Accordingly, we will ask our stockholders to vote “FOR” the following resolution at the Meeting:

“RESOLVED, that the Company’s stockholders approve, on an advisory basis, the compensation of the named executive officers, as disclosed in the Company’s proxy statement for the 2019 Annual Meeting of Stockholders pursuant to the compensation disclosure rules of the Securities and Exchange Commission.”

We believe that our compensation policies and procedures are intended to be aligned with the long-term interests of our stockholders. The say-on-pay vote is advisory, and therefore not binding on the Company, the Compensation Committee or the Board. However, the Board and Compensation Committee value the opinions of our stockholders, we will consider our stockholders’ concerns, and the Compensation Committee will consider the results of this vote in making determinations in the future regarding executive compensation arrangements.

Required Vote

Assuming that a quorum is present at the Meeting, approval of this proposal requires the affirmative vote of holders of a majority of the shares present and entitled to vote thereon either in person or represented by proxy at the Meeting.

Board Recommendation

OUR BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE “FOR”
THE APPROVAL, ON A NONBINDING ADVISORY BASIS, OF
THE COMPENSATION OF OUR NAMED EXECUTIVE OFFICERS.

20

PROPOSAL 4
ADVISORY VOTE ON THE FREQUENCY OF THE ADVISORY, NON-BINDING VOTE ON EXECUTIVE COMPENSATION

Pursuant to the Dodd-Frank Act and Section 14A of the Exchange Act, as amended, our stockholders are entitled at least once every six years to cast an advisory, non-binding vote to indicate their preference regarding how frequently we should seek an advisory, non-binding vote on the compensation of our named executive officers as disclosed in our proxy statements. Accordingly, the Company is asking its stockholders to indicate whether they would prefer an advisory, non-binding vote on named executive officer compensation once every year, every two years or every three years. Alternatively, stockholders may abstain from casting a vote on this proposal. For the reasons described below, our Board recommends that the stockholders select a frequency of every year.

After consideration, our Board has determined that holding a non-binding, advisory vote on executive compensation every year is the most appropriate alternative for the Company at this time, and therefore recommends that stockholders vote for future advisory votes on executive compensation to occur every year. While our executive compensation program is intended to promote a long-term connection between pay and performance, the Board recognizes that executive compensation disclosures are made annually. The Board considered that an annual advisory vote on executive compensation will allow our stockholders to evaluate our executive compensation program in relation to our compensation policies and practices as disclosed in the proxy statement every year. However, stockholders should note that because the advisory vote on executive compensation occurs well into the compensation year, and because the different elements of our executive compensation program are designed to operate as part of an integrated program, it may not be appropriate or feasible to modify our executive compensation program in consideration of any one year’s advisory vote on executive compensation by the time of the following year’s annual meeting of stockholders.

While the Board believes that its recommendation is appropriate at this time, the stockholders are not voting to approve or disapprove that recommendation, but are instead asked to indicate their preferences, on an advisory basis, as to whether the non-binding advisory vote on the approval of our executive officer compensation practices should be held every year, every two years or every three years. The option among those choices that receives the highest number of votes from the holders of shares present in person or represented by proxy and entitled to vote at the annual meeting will be deemed to be the frequency preferred by the stockholders.

The Board and the Compensation Committee will consider the outcome of the vote when making future decisions regarding the frequency of advisory votes on executive compensation. However, because this vote is advisory and not binding, the Board may decide that it is in the best interests of the Company and our stockholders that we hold an advisory vote on executive compensation more or less frequently than the alternative preferred by our stockholders.

Board Recommendation

THE BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS VOTE “FOR”

“EVERY YEAR” AS THE FREQUENCY WITH WHICH STOCKHOLDERS ARE PROVIDED

AN ADVISORY VOTE ON EXECUTIVE COMPENSATION.

PROPOSAL 5
RATIFICATION OF THE SELECTION OF MAYER HOFFMAN MCCANN PC AS OUR INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM FOR THE YEAR ENDING DECEMBER 31, 2019.

The Audit Committee has selected the independent registered public accounting firm of Mayer Hoffman McCann PC, or MHM, for the purpose of auditing and reporting upon the financial statements of Adamis for the year ending December 31, 2019. Neither the firm nor any of its members has any direct or indirect financial interest in Adamis. Mayer Hoffman McCann PC has been employed by us to audit our financial statements since 2006.

While the Audit Committee is responsible for the appointment, compensation, retention and oversight of the independent registered public accounting firm, the Audit Committee and our Board are requesting, as a matter of policy, that the stockholders ratify the appointment of Mayer Hoffman McCann PC as our independent registered public accounting firm. The Audit Committee is not required to take any action as a result of the outcome of the vote on this proposal. However, if the stockholders do not ratify the selection, the Audit Committee may investigate the reasons for stockholder rejection and may consider whether to retain Mayer Hoffman McCann PC or to appoint another independent registered public accounting firm. Furthermore, even if the appointment is ratified, the Audit Committee in its discretion may direct the appointment of a different independent registered public accounting firm at any time during the year if the committee determines that such a change would be in the best interests of Adamis and our stockholders. A formal statement by representatives of Mayer Hoffman McCann PC is not planned for the Meeting. However, representatives of Mayer Hoffman McCann PC are expected to be present at the Meeting and will be available to respond to appropriate questions by stockholders.

21

Audit Fees

The following table sets forth fees billed to us by Mayer Hoffman McCann PC, our independent registered public accounting firm during the years ended December 31, 2018 and 2017 for: (i) services rendered for the audit of our annual financial statements, review of our quarterly financial statements, and other services normally provided in connection with statutory and regulatory filing requirements; (ii) services by our independent registered public accounting firm that are reasonably related to the performance of the audit or review of our financial statements and that are not reported as Audit Fees; (iii) services rendered in connection with tax compliance, tax advice and tax planning; and (iv) all other fees for services rendered.

	Fiscal 2018	Fiscal 2017
Audit Fees(1)	$338,000	$324,000
Audited Related Fees(2)	50,500	18,500
Tax Fees	—	—
All Other Fees	—	—
Total Fees:	388,500	342,500

_____________

(1)	Includes fees associated with the annual audit of our financial statements and internal control over financial reporting, the review of our interim financial statements, and for services normally provided in connection with statutory and regulatory filing requirements.
(2)	Includes fees associated with review of registration statements and providing consents and comfort letters.

Policy on Audit Committee Pre-Approval of Audit and Permissible Non-Audit Services of Independent Registered Public Accounting Firm

The Audit Committee has a policy for the pre-approval of all audit and permitted non-audit services that may be performed by our independent registered public accounting firm. Under this policy, unless a type of service to be provided by our independent registered public accounting firm has received general pre-approval, it will require specific pre-approval by the Audit Committee. The Audit Committee periodically will revise the list of pre-approved services, based on subsequent determinations. The Audit Committee delegates pre-approval authority to its chairperson and may delegate such authority to one or more of its members, whose activities are reported to the Audit Committee at each regularly scheduled meeting. All fees reported in the table above under the headings Audit Fees and All Other Fees for the years ended December 31, 2018 and 2017 were approved by the Audit Committee, or by the entire Board functioning as the audit committee, before the respective services were rendered, which concluded that the provision of such services was compatible with the maintenance of the independence of the firm providing those services in the conduct of its auditing functions. Accordingly, none of the fees reported under the headings were approved by the Audit Committee pursuant to federal regulations that permit the Audit Committee to waive its pre-approval requirement under certain circumstances.

MHM has advised the Company that MHM leases substantially all of its personnel, who work under the control of MHM’s shareholders, from wholly-owned subsidiaries of CBIZ, Inc., in an alternative practice structure. Accordingly, substantially all of the hours expended on MHM’s engagement to audit the Company’s financial statements for the fiscal year ended December 31, 2018, were attributed to work performed by persons other than MHM’s full-time, permanent employees.

Required Vote

            Assuming that a quorum is present at the Meeting, approval of this proposal requires the affirmative vote of holders of a majority of the shares present and entitled to vote thereon either in person or represented by proxy at the Meeting.

Board Recommendation

  THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE RATIFICATION OF THE
SELECTION OF MAYER HOFFMAN MCCANN PC AS OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING
FIRM FOR THE YEAR ENDING DECEMBER 31, 2019.

REPORT OF THE AUDIT COMMITTEE

The Audit Committee has reviewed and discussed with our management Adamis’ audited financial statements for the fiscal year ended December 31, 2018, including the internal controls over financial reporting. The Audit Committee also reviewed and discussed with our independent registered public accounting firm those matters required to be discussed by Auditing Standard 1301, Communications with Audit Committees (formerly Auditing Standard 16), issued by the Public Company Accounting Oversight Board.  Our independent registered public accounting firm provided the Audit Committee with the written disclosures required by applicable requirements of the Public Company Accounting Oversight Board regarding the independent accountant’s communications with the Audit Committee concerning independence. In addition, the Audit Committee has discussed with the independent registered public accounting firm its independence with respect to Adamis and has considered whether the independent registered public accounting firm’s provision of certain other non-audit related services to Adamis is compatible with maintaining such independent registered public accounting firm’s independence.

22

Based upon the review and discussions referred to above, the Audit Committee recommended to our Board that Adamis’ audited financial statements referred to above be included in our Annual Report on Form 10-K for the year ended December 31, 2018.

Audit Committee

Robert B. Rothermel, Chair
William C. Denby, III
Richard C. Williams

In accordance with the rules of the SEC, the information contained in the Report of the Audit Committee set forth above shall not be deemed to be “soliciting material,” or to be “filed” with the SEC or subject to the Securities and Exchange Commission’s Regulation 14A, or to the liabilities of Section 18 of the Securities Exchange Act of 1934, as amended, except to the extent that we specifically request that the information be treated as soliciting material or that we specifically incorporate it by reference into a document filed under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended.

EXECUTIVE OFFICERS

The names, ages, principal occupations during the past five years, and certain other information with respect to our executive officers, are shown below as of the Record Date. To the extent that any named executive officer is also serving as a member of the Board, then such named executive officer’s biography is set forth under “Information Regarding Board of Directors” above.

Our executive officers are appointed by the Board.

Name	Age	Principal Occupation
Dennis J. Carlo, Ph.D.	75	Chief Executive Officer of the Company and Director
David J. Marguglio	48	Senior Vice President, Chief Business Officer and Director
Robert O. Hopkins	59	Senior Vice President, Finance and Chief Financial Officer
Karen K. Daniels	66	Vice President of Operations
Ronald B. Moss, M.D.	59	Chief Medical Officer

Robert O. Hopkins. Mr. Hopkins became Vice President, Finance and Chief Financial Officer of the Company in April 2009 in connection with the closing of the merger transaction between the Company and Old Adamis. He joined Old Adamis in April 2007 as Vice President, Finance and Chief Financial Officer. From 2000 to 2004, he was an Executive Vice President and the Chief Financial Officer of Chatham Capital Corp. In that position he managed financial operations for a corporation that held several hospitals, an extensive life sciences operation and a number of other business units within its portfolio. Mr. Hopkins served as Chief Financial Officer of Veritel Corp. from 1999 and 2000, a biometric software company. He has also served as Chief Operating Officer for Circle Trust Company from 2004 to 2005, during which time he was responsible for corporate reorganization after acquiring a troubled trust company. From 2005 until Mr. Hopkins joined Old Adamis in April 2007, he consulted for Acumen Enterprises providing analysis and business plans for the various projects with which the company was involved. From 1997 to 1999, Mr. Hopkins was Senior Vice President for Finance for the Mariner Post-Acute Network, Atlanta, Georgia. In this position he was responsible for financial management of a division consisting of 12 long-term, acute care hospitals. Among his previous medical-related experience, he has served as Assistant Administrator of Finance for Kindred Hospitals; President and Chief Executive Officer of Doctors Hospital of Hyde Park; and Vice President of Accounting for Cancer Treatment Centers of America. Mr. Hopkins received a B.S. degree in Finance from Indiana State University and an M.B.A. from Lake Forest Graduate School of Management.

23

Karen K. Daniels. Ms. Daniels joined Adamis in July 2009 as Vice President of Operations. She has over 30 years of experience in operational and engineering roles across diverse industries including electronics, medical devices, contract manufacturing and pharmaceutical manufacturing. Prior to joining Adamis, Ms. Daniels served as President of Althea Technologies from 2007 to 2009. Althea Technologies is a contract manufacturer for the pharmaceutical industry. She also served as Senior Director of Operations and Logistics for Vidacare, a medical device manufacturer from 2006 to 2007. From 2003 to 2006, she was President of Lambda Power. Ms. Daniels received a B.S. degree from the University of Arizona.

  Ronald B. Moss, M.D. Dr. Moss joined the Company as Chief Medical Officer in February 2017.    Prior to joining the Company, Dr. Moss served as President and Chief Executive Officer of Ansun Biopharma from October 2012 to February 2017 and as interim CEO from October 2011 to October 2012.  Dr. Moss served as Executive Vice President of Clinical Development & Medical Affairs at NexBio from January 2009 to October 2011. From June 2006 to January 2009, Dr. Moss served as the Vice President of Clinical Development at Vical Inc. From January 2004 to March 2006, he served as the Vice President of Medical Affairs at Telos Pharmaceuticals. Dr. Moss served as the Senior Director of Worldwide Regulatory Affairs for Vaccines/Biologics at Merck and Company from January 2003 to January 2004. Dr. Moss joined The Immune Response Corporation in January 1994 as Medical Director and advanced through positions of increasing responsibility and served as the interim President and Chief Executive Officer from August 2002 to January 2003. From July 1993 to January 1994, Dr. Moss served as Assistant Medical Director at Immunization Products Ltd., a joint venture between Rhone-Poulenc Rorer and Immune Response. Dr. Moss trained in Pediatrics at SUNY Stony Brook and completed his Fellowship in Allergy and Clinical Immunology at the National Institutes of Health, and is board certified in allergy and immunology.  He is a Fellow of the American Academy of Allergy Asthma and Immunology (FAAAI) and a Fellow of the American College of Allergy, Asthma, and Immunology (FCAAI). Dr. Moss is a voluntary faculty member at University of California, San Diego, School of Medicine Department of Medicine. Dr. Moss earned his M.D. degree at the Chicago Medical School, Rosalind Franklin University of Medicine and Science and his bachelor's degree from the State University of New York at Stony Brook.

24

STOCK OWNERSHIP OF DIRECTORS, MANAGEMENT AND CERTAIN BENEFICIAL OWNERS

The following table sets forth information, as of the Record Date (the “Table Date”), regarding beneficial ownership of all classes of our voting securities, to the extent known to us, by (i) each person who is a director or a nominee for director; (ii) each named executive officer in the Summary Compensation Table; (iii) all directors and executive officers as a group; and (iv) each person who is known by us to be the beneficial owner of 5% or more of any class of our voting securities. Except as otherwise noted, each person has sole voting and investment power as to his or her shares. As of the Table Date, the applicable share numbers and percentages are based on 47,638,109 shares of Common Stock issued and outstanding.

	Shares Beneficially Owned(1)
	Title or Class of Securities:
	Common Stock			Preferred Stock
Directors	Shares		Percentage	Shares		Percentage
Dennis J. Carlo, Ph.D.	1,681,699	(2)	3.4
William C. Denby, III	203,750	(3)	*
David J. Marguglio	668,625	(4)	1.4
Robert B. Rothermel	228,500	(5)	*
Richard C. Williams	284,918	(6)	*
Other Named Officers
Robert O. Hopkins	467,881	(7)	1.0
Other Beneficial Ownership	—		—
Funds advised by Sio Capital Management, LLC	—		—	1,183,432	(8)	100.0
First Manhattan Co.	3,419,269	(9)	7.2
All Adamis directors and executive officers as a group (eight persons)	4,161,250	(10)	8.1

_____________

*	Less than 1%.
(1)	Based upon information supplied by officers, directors and principal stockholders. Beneficial ownership is determined in accordance with rules of the SEC that deem shares to be beneficially owned by any person who has or shares voting or investment power with respect to such shares. Unless otherwise indicated, the persons named in this table have sole voting and sole investing power with respect to all shares shown as beneficially owned, subject to community property laws where applicable. Shares of Common Stock subject to an option or similar right that is currently exercisable or exercisable within 60 days of the date of the table are deemed to be outstanding and to be beneficially owned by the person holding such option or right for the purpose of computing the percentage ownership of such person but are not treated as outstanding for the purpose of computing the percentage ownership of any other person. Except as otherwise indicated, the address of each of the persons in this table is as follows: c/o Adamis Pharmaceuticals Corporation, 11682 El Camino Real, Suite 300, San Diego, California 92130.
(2)	Includes 296,869 shares of Common Stock owned of record, 5,883 shares of Common Stock held of record by a family member and beneficially owned by Dr. Carlo, and 1,378,947 shares of Common Stock underlying options which were exercisable as of the Table Date or 60 days after such date. Excludes 167,604 shares of Common Stock underlying options and 623,892 restricted stock units which become exercisable or vest over time after such period.
(3)	Includes 8,750 shares of Common Stock owned of record and 195,000 shares of Common Stock subject to options which were exercisable as of the Table Date or 60 days after such date. Excludes 15,000 shares of Common Stock underlying options and 100,000 restricted stock units which become exercisable or vest over time after such period.
(4)	Includes 127,102 shares of Common Stock owned of record, 5,884 shares of Common Stock held of record by a family member and beneficially owned by Mr. Marguglio, and 535,639 shares of Common Stock underlying options which were exercisable or vested as of the Table Date or 60 days after such date. Excludes 99,816 shares of Common Stock underlying options and 499,112 restricted stock units which become exercisable or vest over time after such period.
(5)	Includes 33,500 shares of Common Stock owned of record and 195,000 shares of Common Stock subject to options which were exercisable as of the Table Date or 60 days after such date. Excludes 15,000 shares of Common Stock underlying options and 100,000 restricted stock units which become exercisable or vest over time after such period.
(6)	Includes 89,918 shares of Common Stock owned of record and 195,000 shares of Common Stock subject to options which were exercisable as of the Table Date or 60 days after such date. Excludes 15,000 shares of Common Stock underlying options and 150,000 restricted stock units which become exercisable or vest over time after such period.
(7)	Includes 85,751 shares of Common Stock owned of record, and 382,130 shares of Common Stock subject to options which were exercisable or vested as of the Table Date or 60 days after such date. Excludes 88,816 shares of Common Stock underlying options and 499,112 restricted stock units which become exercisable or vest over time after such period.
(8)

The number of shares indicated in the table under the heading "Preferred Stock" includes the Company’s Series A-1 Preferred that are issuable upon exercise of the Warrants by each of the foregoing stockholders, as follows: Compass Offshore MAV Limited, 270,791; Sio Partners, LP, 356,610; Compass MAV, LLC, 302,520; and Sio Partners Master Fund, LP, 253,511. Sio Capital Management, LLC serves as investment advisor of Compass Offshore MAV Limited, Sio Partners, LP, Compass MAV LLC and Sio Partners Master Fund, LP. Sio GP, LLC is the general partner of Sio Partners, LP and Sio Partners QP, LP. Michael Castor, as principal of Sio GP, LLC and director of Sio Partners Offshore, Ltd., has voting and investment control over the securities beneficially owned by each of the foregoing stockholders. Each of Sio Capital Management, LLC, Sio GP, LLC and Michael Castor disclaims beneficial ownership over the securities held of record by stockholders, except to the extent of its or his pecuniary interest therein. The business address of the stockholders is Sio Capital Management, LLC, 515 Fifth Avenue, Suite 910, New York, NY 10017.

(9)	Based on a Schedule 13G filed by First Manhattan Co. with the SEC on February 8, 2019. First Manhattan Co. has sole voting and dispositive power with respect to 3,419,269 shares. The address for First Manhattan Co. is 399 Park Avenue, New York, NY 10022. Includes 1,635,312 shares held directly.
(10)	Includes 3,470,706 shares of Common Stock issuable upon exercise of options within 60 days after the Table Date.

25

EXECUTIVE COMPENSATION

Summary Compensation Table

The following table sets forth all compensation awarded, earned or paid for services rendered in all capacities to Adamis during years ended December 31, 2018  and  2017 to (i) each person who served as Adamis’ chief executive officer during fiscal 2018 (ii) the two most highly compensated officers other than the chief executive officer who were serving as executive officers at the end of fiscal 2018 and whose total compensation for such year exceeded $100,000, and (iii) up to two additional individuals for whom disclosures would have been provided in this table but for the fact that such persons were not serving as executive officers as of the end of 2018, of which there were none (sometimes referred to collectively as the “named executive officers”).

								Non-Equity
				Stock		Option		Incentive Plan		All Other
		Salary	Bonus	Awards		Awards		Compensation		Compensation		Total
Name and Principal Position	Year	($)	($)	($)		($)		($)		($)		($)
Dennis J. Carlo, Ph.D.	2018	$635,250	—	236,212	(6)	261,741	(1)	343,035	(2)	$28,496	(3)	$1,504,734
President and Chief Executive Officer	2017	$605,000	—	875,000	(5)	834,750	(1)	220,825	(4)	$27,189	(3)	$2,562,764
Robert O. Hopkins	2018	$386,000	—	188,968	(6)	209,393	(1)	156,330	(2)	$28,496	(3)	$969,187
Senior Vice President, Chief Financial Officer	2017	$318,000	—	700,000	(5)	192,500	(1)	69,642	(4)	$27,172	(3)	$1,307,314
David J. Marguglio	2018	$386,000	—	188,968	(6)	209,393	(1)	156,330	(2)	$26,097	(3)	$966,788
Senior Vice President, Chief Business Officer	2017	$328,000	—	700,000	(5)	308,000	(1)	95,776	(4)	$24,862	(3)	$1,456,638

_____________

(1)

Reflects the grant date fair value for financial statement reporting purposes with respect to stock options granted during the years ended December 31, 2018 and 2017, respectively, calculated in accordance with applicable rules and regulations and authoritative guidance. For information concerning assumptions used to estimate fair value, please see Note 19 to the accompanying notes to our financial statements appearing in our Annual Report on Form 10-K for the year ended December 31, 2018 (the “2018 Annual Report on Form 10-K”). The actual amount ultimately realized from the equity awards will likely vary based on a number of factors, including, but not limited to Adamis’ actual performance, stock price fluctuations, differences from the valuation assumptions used and the timing of exercise or applicable vesting. Each option is intended to be an incentive stock option. Each option has a term of ten years from the grant date, subject to earlier termination of the term as provided in the 2009 Equity Incentive Plan. For options with respect to 2018, reflects stock options granted on February 21, 2018 to the named executive officers to purchase shares of Common Stock as follows: Dr. Carlo, 166,934 shares; Mr. Hopkins, 133,547 shares; and Mr. Marguglio, 133,547 shares. Each 2018 option had an exercise price equal to $2.83 per share. For options with respect to 2017, reflects stock options granted on February 7, 2017 to the named executive officers to purchase shares of Common Stock, as follows: Dr. Carlo, 477,000 shares; Mr. Hopkins, 110,000 shares; and Mr. Marguglio, 176,000 shares. The 2017 options had an exercise price equal to $3.15 per share. Each option vests and becomes exercisable ratably monthly over a period of three years from the grant date. The stock options are also subject to accelerated vesting in certain circumstances, including a change in control of the Company.

(2)	Reflects cash bonuses paid in February 2019 pursuant to the Company’s 2018 Bonus Plan, with respect to the 2018 year.
(3)	For 2018 and 2017, consists primarily of premiums paid by the Company on behalf of each of Messrs. Carlo, Marguglio and Hopkins for health, dental, and vision insurance.
(4)	Reflects cash bonuses paid in February 2018 pursuant to the Company’s 2017 Bonus Plan, with respect to the 2017 year.
(5)	Reflects restricted stock unit awards granted on March 1, 2017 and which will vest on the seventh anniversary of the date of grant or upon change of control or upon termination of service by reason of death or disability, with respect to the following numbers of shares of Common Stock: Dr. Carlo, 250,000 shares; Mr. Hopkins, 200,000 shares; and Mr. Marguglio, 200,000 shares. The fair market value of the shares at the time of issuance was $3.50 per share. For a discussion of assumptions used to estimate fair value, please see Note 19 to our financial statements in the 2018 Annual Report on Form 10-K.
(6)

Reflects restricted stock unit awards granted on February 21, 2018, and which will vest with respect to one-third of the shares subject to the award on each anniversary of the grant date over a three-year period, or upon a change of control or upon termination of service by reason of death or disability, with respect to the following numbers of shares of Common Stock: Dr. Carlo, 83,467 shares; Mr. Hopkins, 66,773 shares; and Mr. Marguglio, 66,773 shares. The fair market value of the shares at the time of issuance was $2.83 per share. For a discussion of assumptions used to estimate fair value, please see Note 19 to our financial statements in the 2018 Annual Report on Form 10-K.

26

Narrative Disclosure to Compensation Table

Employment Agreements

The Company has previously entered into employment agreements with its named executive officers and certain other executive officers, effective December 31, 2015, and in February 2017, the Company entered into an employment agreement with Ronald B. Moss, M.D. The agreements provide for the employment of the named executive officers to the following positions: Dennis J. Carlo, Ph.D., President and Chief Executive Officer; David J. Marguglio, Senior Vice President of Business Development; Robert O. Hopkins, Vice President of Finance and Chief Financial Officer.

The agreements with our named executive officers provide for initial base compensation at the following annual rates: Dr. Carlo, $550,000; Mr. Marguglio, $300,000; and Mr. Hopkins, $260,000. Under the agreements, the officers are eligible to participate in benefit programs that are routinely made available to officers, including any executive stock ownership plans, profit sharing plans, incentive compensation or bonus plans, retirement plans, Company-provided life insurance, or similar executive benefit plans maintained or sponsored by the Company. The Board may also in its discretion make additional discretionary cash or equity payments, awards, changes in base salary, bonuses or other payments to its officers and employees. Except with respect to titles, salary amounts, and certain severance and benefit provisions following certain kinds of employment terminations or change of control events, or otherwise as described below, the agreements are similar in material respects. The agreements are terminable at any time by either party.

In February 2017, upon the recommendation of the Compensation Committee, and after a review of information from the firm of Pearl Meyer Partners, LLC (“Pearl Meyer" or "PM”), independent compensation consultants retained by the Compensation Committee to provide information to assist the committee regarding evaluation of overall cash and equity compensation programs and objectives for officers and directors, development of a peer group of companies and review of compensation including information relating to the peer group of companies, the non-employee members of the Board approved an increase in the annual base salaries of the named executive officers for 2017 to the following amounts: Dr. Carlo, $605,000; Mr. Marguglio, $328,000; and Mr. Hopkins, $318,000. In July 2018, the Compensation Committee approved an increase in the annual base salaries of the named executive officers for 2018 to the following amounts: Dr. Carlo, $635,250; and Mr. Marguglio and Hopkins, $386,000.

In January 2019, upon the recommendation of the Compensation Committee, and after a review of information from Pearl Meyer, the non-employee members of the Board approved an increase in the annual base salaries for 2019 of the named executive officers to the following amounts: Dr. Carlo, $667,013; Mr. Marguglio, $405,300; and Mr. Hopkins, $424,600.

27

 Bonus and Non-Equity Incentive Plan Compensation

Each officer is eligible to receive such discretionary bonuses as the Compensation Committee may approve. In addition, our compensation structure includes eligibility for annual cash bonuses for officers and most non-officer employees. In January 2017, the independent members of the Board, based on a recommendation by the Compensation Committee, approved the Company’s 2017 Bonus Plan (the “2017 Bonus Plan”). The terms of the 2017 Bonus Plan establish for each level of Company employee, including the Company’s executive officers but excluding field sales employees of the Company, a target cash bonus amount, expressed as a percentage of base salary. All determinations regarding payments of bonuses under the 2017 Bonus Plan are made in the discretion of the Compensation Committee. The target bonus amounts as a percentage of base salary for 2017 for our named executive officers were as follows: Dr. Carlo, 50%; Mr. Marguglio, 40%; and Mr. Hopkins, 30%. The corporate performance goals for 2017 included the achievement of performance targets and business goals related to the Company’s financial results, capital raising and strategic activities, clinical development and regulatory filings and approvals, clinical trials and related results and product development activities. During 2017, the Compensation Committee engaged the firm of Pearl Meyer as an independent compensation consultant to provide information to assist the committee regarding evaluation of overall cash and equity executive compensation programs and objectives for our officers and directors, assist in review and development of a peer group of companies and review compensation including information relating to the peer group of companies. PM did not provide any services to us in 2017 beyond the engagement described above.  After review and consultation with PM, the committee determined that PM was independent and there was no conflict of interest resulting from retaining PM during the 2017 year.  In reaching these conclusions, the committee considered the factors set forth in Exchange Act Rule 10C-1 and Nasdaq listing standards. In February 2018, the Compensation Committee approved cash bonus payments under the 2017 Bonus Plan for 2017 to the Company’s executive officers including to the named executive officers in the following amounts: Dr. Carlo, $220,825; Mr. Marguglio, $95,776; and Mr. Hopkins, $69,642.

In February 2018, the independent members of the Board, based on a recommendation by the Compensation Committee, approved the Company’s 2018 Bonus Plan (the “2018 Bonus Plan”). The terms of the 2018 Bonus Plan are similar in material respects to the 2017 Bonus Plan. The target bonus amounts as a percentage of base salary for 2018 for our named executive officers were as follows: Dr. Carlo, 60%; Mr. Marguglio and Mr. Hopkins, 45%. The corporate performance goals for 2018 included the achievement of performance targets and business goals related to the Company’s financial results, capital raising and strategic activities, clinical development and regulatory filings and approvals, clinical trials and related results and product development activities. During 2018, the Compensation Committee engaged the firm of Pearl Meyer as an independent compensation consultant to provide information to assist the committee regarding evaluation of overall cash and equity executive compensation programs and objectives for our officers and directors, assist in review and development of a peer group of companies and review compensation including information relating to the peer group of companies. The committee determined that PM was independent and there was no conflict of interest resulting from retaining PM during the 2018 year. In reaching these conclusions, the committee considered the factors set forth in Exchange Act Rule 10C-1 and Nasdaq listing standards. In January 2019, the Compensation Committee approved cash bonus payments under the 2018 Bonus Plan for 2018 to the Company’s executive officers including to the named executive officers in the following amounts: Dr. Carlo, $343,035; Mr. Marguglio, $156,330; and Mr. Hopkins, $156,330.

28

Equity Incentives

Our 2009 Equity Incentive Plan (the “2009 Plan”) provides for the grant to eligible employees, directors and consultants of stock options, shares of Common Stock, restricted stock awards, restricted stock unit awards, stock appreciation rights, performance stock awards, and other forms of equity compensation, as well as certain kinds of performance cash awards, on such terms as are determined by the Board or other plan administrator. The Board adopted the 2009 Plan in February 2009 and the stockholders approved the 2009 Plan in March 2009. The 2009 Plan terminated in February 2019, and no further awards may be made under the 2009 Plan. The 2009 Plan originally included a reserve (the “Share Reserve”) of 411,765 shares of Common Stock that may be issued pursuant to equity awards (“Awards” or “Stock Awards”) under the 2009 Plan. At the 2014 annual meeting of stockholders, the stockholders approved an increase of 1,000,000 shares in the Share Reserve. At the 2016 annual meeting of stockholders, the stockholders approved an increase of 4,500,000 shares in the Share Reserve. In addition, under the provisions of the 2009 Plan, the number of shares of Common Stock available for issuance under Awards pursuant to the 2009 Plan automatically increased on January 1st of each year, in an amount equal to the lesser of (i) 5% of the total number of shares of Common Stock outstanding on December 31st of the preceding calendar year, or (ii) a lesser number of shares of Common Stock as the Board may in its discretion determine before the start of a calendar year for which an increase applies. The Board, or an authorized committee such as the Compensation Committee, administered the 2009 Plan. The 2009 Plan administrator determined recipients, dates of grant, the numbers and types of Awards to be granted, and the terms and conditions of the Awards, including the period of their exercisability and vesting schedule applicable to an Award. Options granted under the 2009 Plan have terms of up to 10 years. Before termination of the 2009 Plan, we generally made an initial equity award of stock options to new employees and annual stock-based grants as part of our overall compensation program. All equity-based awards granted to executives are approved by our Compensation Committee or the Board. Stock option grants have an exercise price equal to the fair market value of our Common Stock on the grant date and generally have a vesting schedule that provides for monthly or other periodic vesting of the option over a period of time, sometimes with an initial cliff-vesting period where a portion vests after an initial period of time from the grant date, provided that the award recipient continues to provide continuous service to the Company. Before termination of the 2009 Plan, our general practice was to make annual stock option awards as part of overall compensation, and sometimes upon promotion.

In February 2017, we granted options intended to be incentive stock options to the named executive officers to purchase shares of Common Stock as follows: Dr. Carlo, 477,000 shares; Mr. Marguglio, 176,000 shares; and Mr. Hopkins, 110,000 shares. The 2017 options had an exercise price equal to $3.15 per share. Each option vests and becomes exercisable ratably monthly over a period of three years from the grant date. In February 2018, we granted options intended to be incentive stock options to the named executive officers to purchase shares of Common Stock as follows: Dr. Carlo, 166,934 shares; and each of Mr. Marguglio and Mr. Hopkins, 133,547 shares. The 2018 options had an exercise price equal to $2.83 per share. Each option vests and becomes exercisable ratably monthly over a period of three years from the grant date. The above options also are subject to accelerated vesting upon the occurrence of certain events, including certain changes in control of the Company and, with respect to certain of the options, death or disability.

We have also made grants of restricted stock units (“RSUs”) in addition to, or in lieu of, stock option awards. In March 2017, the Compensation Committee granted RSU awards under the 2009 Plan to our executive officers including with the respect to the following numbers of shares of Common Stock to our named executive officers: Dr. Carlo, 250,000; and each of Mr. Marguglio and Mr. Hopkins, 200,000. The RSUs vest at the end of seven years if the recipient has provided Continuous Service (as defined in the Plan and the Award agreement) during the seven-year term of the RSU. In February 2018, the Compensation Committee granted RSU awards under the 2009 Plan to our executive officers including with respect to the following numbers of shares of Common Stock to our named executive officers: Dr. Carlo, 83,467; and each of Mr. Marguglio and Mr. Hopkins, 66,773. In January 2019, the Compensation Committee granted RSU awards under the 2009 Plan to our executive officers including with respect to the following numbers of shares of Common Stock to our named executive officers: Dr. Carlo, 347,165; and each of Mr. Marguglio and Mr. Hopkins, 277,732. The RSUs vest ratably approximately quarterly over a period of three years if the recipient has provided Continuous Service (as defined in the 2009 Plan and the Award agreement) during the three-year term of the RSU. The RSUs also vest earlier upon the death or disability (as defined the 2009 Plan and the Award agreement relating to the RSU) of the recipient. In addition, each RSU vests in the event of a Change in Control transaction, as defined in the 2009 Plan and Section 409A of the Internal Revenue Code of 1986, as amended (the “Code”) and related Department of Treasury guidance (“Section 409A”), before the end of the term of the RSU. If the recipient ceases to provide Continuous Service to the Company during the vesting period (other than as a result of an event described above that results in vesting of the award), then the RSU award would not vest and no shares would be issued pursuant to the award. The shares covered by the RSU would be issued following vesting, as provided in the 2009 Plan and the applicable Award agreement. The 2009 Plan defines “Continuous Service” as meaning that the participant’s service with the Company or an affiliate, whether as an employee, director or consultant, is not interrupted or terminated. A change in the capacity in which the recipient renders service to the Company or an affiliate as an employee, consultant or director or a change in the entity for which the recipient renders such service, provided that there is no interruption or termination of the recipient’s service with the Company or an affiliate, is not deemed to terminate a recipient’s Continuous Service. To the extent permitted by law, the Board or the chief executive officer of the Company, in that party’s sole discretion, may determine whether Continuous Service is considered interrupted in the case of any leave of absence approved by that party, including sick leave, military leave or any other personal leave.

29

Tax Considerations

Section 162(m) of the Code limits our ability to deduct certain compensation paid to a “covered employee” (as defined in the Code) to the extent such compensation exceeds $1 million in any fiscal year. Before 2018, the $1 million deduction limitation did not apply to “performance-based compensation” (as defined under Section 162(m) of the Code). However, the TCJA generally eliminated this exception for compensation granted by us to a covered employee after November 2, 2017. As a result, compensation paid to our covered employees in excess of $1 million will not be deductible unless it qualifies for limited transition relief applicable to certain arrangements in place as of November 2, 2017. Further, the Compensation Committee reserves the right to modify outstanding awards that were initially intended to qualify as “performance-based compensation” if it determines that such modifications are consistent with our business needs. The Compensation Committee believes that, in establishing the cash and equity incentive compensation plans and arrangements for our executive officers, the potential deductibility of the compensation payable under those plans and arrangements should be only one of the relevant factors taken into consideration. For that reason, the Compensation Committee may deem it appropriate to provide one or more executive officers with the opportunity to earn compensation which may not be deductible by reason of Section 162(m) or other provisions of the Code. The Compensation Committee believes it is important to maintain compensation at the requisite level to attract and retain the individuals essential to our financial success, even if all or part of that compensation may not be deductible by reason of the Section 162(m) deduction limitation.

Employee Benefit Programs

Executive officers are eligible to participate in our employee benefit plans, including medical, dental and vision, in each case on the same basis as other employees, subject to applicable law. We also provide vacation and other paid holidays to all employees, including executive officers.

Pension Benefits

None of our named executive officers are covered by a pension plan or other similar benefit plan that provides for payments or other benefits at, following, or in connection with retirement.

Nonqualified Deferred Compensation

None of our named executive officers are covered by a defined contribution or other plan that provides for the deferral of compensation on a basis that is not tax-qualified.

30

Potential Payments Upon Termination or Change in Control

Employment Agreements

The employment agreements of the executive officers of the Company, including our named executive officers, contain provisions providing for certain potential payments upon the occurrence of a change in control of the Company. Under the terms of the employment agreements of the executive officers including our named executive officers, if the Company terminates the officer’s employment at any time, the officer will be entitled to receive any unpaid prorated base salary for the actual number of days worked along with all benefits and expense reimbursements to which the officer is entitled by virtue of the officer’s past employment with the Company. The agreements provide that if the officer’s employment is terminated without cause (as defined in the applicable employment agreement), then conditioned on the officer’s timely execution of a general release and waiver, the officer will be entitled to receive severance payments at the officer’s then-annual base salary for the following periods from the date of termination: Dr. Carlo, 18 months; and Messrs. Marguglio and Hopkins, nine months. The officers also would (assuming eligibility and timely elections) be entitled to be reimbursed for payment of the Company’s portion of the premiums required to continue the officer’s medical, dental and vision insurance coverage pursuant to COBRA during the applicable severance period (or until the officer becomes employed full-time by another employer). These payments will be accelerated in the event of a Change in Control transaction, as defined in the agreements. The definition of a “Change in Control” under the agreements is generally similar to the definition of Change in Control in the 2009 Plan, as described below. In addition, under the terms of the agreement, in the event of a termination without cause, a number of unvested stock options will accelerate, vest and be exercisable in full as if the officer had remained employed during the severance periods described above, and all options will remain exercisable for a period of one year after the date of termination. Under the agreements, upon termination of employment by reason of death or disability, any options that are vested and exercisable on the termination date will remain exercisable for 12 months after the date of cessation of service, with “disability” defined in the 2009 Plan as the inability of the 2009 Plan participant to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment which can be expected to result in death or can be expected to last for a continuous period of not less than 12 months, as provided in the Code including Section 409A.

The agreements also provide that if an officer is terminated without cause or the officer terminates the officer’s employment for good reason (as defined in the applicable employment agreement), upon or within 13 months after the date of a Change in Control, the officer will also be entitled to receive the severance and medical benefits described above, and the severance payments described above will be paid in a lump sum. In addition, in the event of a Change in Control, all unvested options held by the officer will accelerate and be exercisable in full and any unvested shares will vest in full. In the event of a Change in Control, the RSUs that were awarded in March 2017 and February 2018 to Messrs. Carlo, Marguglio and Hopkins would vest in full if they had not already vested, and shares would be issuable following vesting.

“Cause” is generally defined in the employment agreements as the occurrence of any one or more of the following:  the officer’s (i) conviction of or plea of nolo contendere to any felony crime involving fraud, dishonesty or moral turpitude under the laws of the United States or any state; (ii) attempted commission of, or participation in, a fraud or act of dishonesty against the Company; (iii) intentional, material violation of any contract or agreement between the officer and the Company or of any statutory duty owed to the Company; (iv) unauthorized use or disclosure of the Company’s confidential information or trade secrets; or (v) gross misconduct. “Good Reason” is generally defined in the employment agreements as the occurrence of any of the following events without the officer’s consent: (i) a material adverse change in the nature of the officer’s authority, duties or responsibilities; (ii) a material adverse change in the officer’s reporting level; (iii) the relocation of the Company’s executive offices or principal business location to a point more than 60 miles from their location as of the date of the agreement; or (iii) a material reduction by the Company of the officer’s base salary as initially set forth in the applicable employment agreement or as the same may be increased from time to time, except for across-the-board salary reductions based on the Company’s financial performance similarly affecting all or substantially all senior officers of the Company not in excess of 15% of officer’s base salary.  Such a termination by an officer will only be deemed for Good Reason if: (i) the officer gives the Company written notice of the intent to terminate for Good Reason within 30 days following the first occurrence of the condition(s) that the officer believes constitutes Good Reason; (ii) the Company fails to remedy such conditions within 30 days following receipt of the written notice; and (iii) the officer terminates employment within 30 days following the end of the cure period.

31

2009 Equity Incentive Plan

Our 2009 Equity Incentive Plan includes provisions affecting the vesting of Awards granted under the 2009 Plan in the event of a change in control of the Company. Under the provisions of the 2009 Plan, unless otherwise provided in a particular Award agreement under the 2009 Plan, the following provisions apply to Stock Awards in the event of a Corporate Transaction unless otherwise provided in the instrument evidencing the Stock Award or any other written agreement between the Company or any Affiliate and the holder of the Stock Award, and may result in acceleration of options or other awards granted under the 2009 Plan in connection with a change in control transaction.

(i)    Stock Awards May Be Assumed. Except as otherwise stated in the Stock Award Agreement, in the event of a Corporate Transaction, any surviving corporation or acquiring corporation (or the surviving or acquiring corporation's parent company) may assume or continue any or all Stock Awards outstanding under the 2009 Plan or may substitute similar stock awards for Stock Awards outstanding under the 2009 Plan (including but not limited to, awards to acquire the same consideration paid to the stockholders of the Company pursuant to the Corporate Transaction), and any reacquisition or repurchase rights held by the Company in respect of Common Stock issued pursuant to Stock Awards may be assigned by the Company to the successor of the Company (or the successor's parent company, if any), in connection with such Corporate Transaction. A surviving corporation or acquiring corporation (or its parent) may choose to assume or continue only a portion of a Stock Award or substitute a similar stock award for only a portion of a Stock Award. The terms of any assumption, continuation or substitution will be set by the Board.

(ii)    Stock Awards Held by Current Participants. Except as otherwise stated in the Stock Award Agreement, in the event of a Corporate Transaction in which the surviving corporation or acquiring corporation (or its parent company) does not assume or continue such outstanding Stock Awards or substitute similar stock awards for such outstanding Stock Awards in accordance with subsection (i) above, then with respect to Stock Awards that have not been assumed, continued or substituted and that are held by Participants whose Continuous Service has not terminated prior to the effective time of the Corporate Transaction (referred to as the "Current Participants"), the vesting of such Stock Awards (and, with respect to Options and Stock Appreciation Rights, the time at which such Stock Awards may be exercised) will (contingent upon the effectiveness of the Corporate Transaction) be accelerated in full to a date prior to the effective time of such Corporate Transaction as the Board determines (or, if the Board does not determine such a date, to the date that is five days prior to the effective time of the Corporate Transaction), such Stock Awards will terminate if not exercised (if applicable) at or prior to the effective time of the Corporate Transaction, and any reacquisition or repurchase rights held by the Company with respect to such Stock Awards will lapse (contingent upon the effectiveness of the Corporate Transaction).

(iii)    Stock Awards Held by Persons other than Current Participants. Except as otherwise stated in the Stock Award Agreement, in the event of a Corporate Transaction in which the surviving corporation or acquiring corporation (or its parent company) does not assume or continue such outstanding Stock Awards or substitute similar stock awards for such outstanding Stock Awards in accordance with subsections (i) or (ii) above, respectively, then with respect to Stock Awards that have not been assumed, continued or substituted and that are held by persons other than Current Participants, the vesting of such Stock Awards (and, if applicable, the time at which such Stock Award may be exercised) will not be accelerated and such Stock Awards (other than a Stock Award consisting of vested and outstanding shares of Common Stock not subject to a forfeiture condition or the Company's right of repurchase) will terminate if not exercised (if applicable) prior to the effective time of the Corporate Transaction; provided, however, that any reacquisition or repurchase rights held by the Company with respect to such Stock Awards will not terminate and may continue to be exercised notwithstanding the Corporate Transaction.

(iv)    Payment for Stock Awards in Lieu of Exercise. Notwithstanding the foregoing, in the event a Stock Award will terminate if not exercised prior to the effective time of a Corporate Transaction, the Board may provide, in its sole discretion, that the holder of such Stock Award may not exercise such Stock Award but will receive a payment, in such form as may be determined by the Board, equal in value to the excess, if any, of (A) the value of the property the holder of the Stock Award would have received upon the exercise of the Stock Award (including, at the discretion of the Board, any unvested portion of such Stock Award), over (B) any exercise price payable by such holder in connection with such exercise.

In addition, under the provisions of the 2009 Plan, a Stock Award may be subject to additional acceleration of vesting and exercisability upon or after a Change in Control as may be provided in the Stock Award Agreement for such Stock Award or as may be provided in any other written agreement between the Company or any Affiliate and the recipient of the Stock Award, but in the absence of such provision, no such additional acceleration will occur.

The terms of the options held by the named executive officers and reflected in the Summary Compensation Table, as well as options granted to certain other executive officers of the Company in 2016 and 2017, provide for full acceleration of any unvested portion of the option upon an event that constitutes a Change in Control of the Company as defined in the Plan and under Section 409A. Options held by executive officers may provide for accelerated vesting of the unvested portion of the option in the event of the officer’s termination of continuous service by reason of death or disability, and the options granted in 2017 and 2018 to the named executive officers of the Company provided for such acceleration of vesting.

32

Under the 2009 Plan and the employment agreements of the executive officers described above, ”Change in Control” means the occurrence, in a single transaction or in a series of related transactions, of any one or more of the following events:

(i)    any person, entity or “group” (with certain exceptions, an “Exchange Act Person”) within the meaning of Section 13(d) of the Securities Exchange Act of 1934, as amended, becomes the beneficial owner (“Owner”), directly or indirectly, of securities of the Company representing more than 50% of the combined voting power of the Company's then outstanding securities other than by virtue of a merger, consolidation or similar transaction. Notwithstanding the foregoing, a Change in Control will not be deemed to occur (A) on account of the acquisition of securities of the Company by an investor, any affiliate thereof or any other Exchange Act Person from the Company in a transaction or series of related transactions the primary purpose of which is to obtain financing for the Company through the issuance of equity securities or (B) solely because the level of Ownership held by any Exchange Act Person (the "Subject Person") exceeds the designated percentage threshold of the outstanding voting securities as a result of a repurchase or other acquisition of voting securities by the Company reducing the number of shares outstanding, provided that if a Change in Control would occur (but for the operation of this sentence) as a result of the acquisition of voting securities by the Company, and after such share acquisition, the Subject Person becomes the Owner of any additional voting securities that, assuming the repurchase or other acquisition had not occurred, increases the percentage of the then outstanding voting securities Owned by the Subject Person over the designated percentage threshold, then a Change in Control will be deemed to occur;

(ii)   there is consummated a merger, consolidation or similar transaction involving (directly or indirectly) the Company and, immediately after the consummation of such merger, consolidation or similar transaction, the stockholders of the Company immediately prior thereto do not Own, directly or indirectly, either (A) outstanding voting securities representing more than 50% of the combined outstanding voting power of the surviving entity in such merger, consolidation or similar transaction or (B) more than 50% of the combined outstanding voting power of the parent of the surviving entity in such merger, consolidation or similar transaction, in each case in substantially the same proportions relative to each other as their Ownership of the outstanding voting securities of the Company immediately prior to such transaction;

(iii) the stockholders of the Company approve or the Board approves a plan of complete dissolution or liquidation of the Company, or a complete dissolution or liquidation of the Company otherwise occurs, except for a liquidation into a parent corporation;

(iv)  there is consummated a sale, lease, exclusive license or other disposition of all or substantially all of the consolidated assets of the Company and its subsidiaries, other than a sale, lease, license or other disposition of all or substantially all of the consolidated assets of the Company and its subsidiaries to an entity, more than 50% of the combined voting power of the voting securities of which are Owned by stockholders of the Company in substantially the same proportions relative to each other as their Ownership of the outstanding voting securities of the Company immediately prior to such sale, lease, license or other disposition; or

(v) individuals who, immediately following the effective time of the transaction (or, in the employment agreements of the executive officers described above, the date of the applicable employment agreement), are members of the Board (the "Incumbent Board") cease for any reason to constitute at least a majority of the members of the Board (provided, however, that if the appointment or election (or nomination for election) of any new Board member was approved or recommended by a majority vote of the members of the Incumbent Board then still in office, such new member will, for purposes of the Plan, be considered as a member of the Incumbent Board).

Notwithstanding the foregoing or any other provision of the 2009 Plan, the definition of Change in Control (or any analogous term) in an individual written agreement between the Company or any affiliate of the Company and the Participant will supersede the foregoing definition with respect to Awards subject to such agreement; provided, however, that if no definition of Change in Control or any analogous term is set forth in such an individual written agreement, the foregoing definition will apply.

The Board may, in its sole discretion and without Participant consent, amend the definition of "Change in Control" to conform to the definition of "Change in Control" under Section 409A, and the foregoing definition will be interpreted so as to only include events that constitute a change in control under Section 409A.

Under the Plan, "Corporate Transaction" means the occurrence, in a single transaction or in a series of related transactions, of any one or more of the following events:

(i)    a sale or other disposition of all or substantially all, as determined by the Board in its sole discretion, of the consolidated assets of the Company and its Subsidiaries;

(ii)   a sale or other disposition of at least 90% of the outstanding securities of the Company;

(iii) the consummation of a merger, consolidation or similar transaction following which the Company is not the surviving corporation; or

(iv)  the consummation of a merger, consolidation or similar transaction following which the Company is the surviving corporation but the shares of Common Stock outstanding immediately preceding the merger, consolidation or similar transaction are converted or exchanged by virtue of the merger, consolidation or similar transaction into other property, whether in the form of securities, cash or otherwise.

33

Outstanding Equity Awards at Year-End

The following table provides a summary of equity awards outstanding at December 31, 2018, for each of our named executive officers:

	Option Awards						Stock Awards
											Equity
											Incentive
											Plan
									Equity		Awards:
									Incentive		Market or
				Equity					Plan		Payout
				Incentive					Awards:		Value of
				Plan					Number of		Unearned
	Number of			Awards:					Unearned		Shares,
	Securities		Number of	Number of			Number of	Market Value	Shares,		Units or
	Underlying		Securities	Securities			Shares or	of Shares	Units or		Other
	Unexercised		Underlying	Underlying	Option		Units of	or Units	Other Rights		Rights
	Options (#)		Unexercised	Unexercised	Exercise	Option	Stock That	of Stock	That Have		That Have
	Exercisable		Options (#)	Unearned	Price	Expiration	Have Not	That Have	Not		Not
Name	(1)		Unexercisable	Options (#)	($)	Date	Vested (#)	Not Vested ($)	Vested (#)		Vested ($)

Dennis J. Carlo, Ph.D.	46,371	(2)	120,563	—	$2.83	2/21/2028	—	$—	83,467	(7)	$187,801
	291,500	(2)	185,500	—	$3.15	2/7/2027			250,000	(6)	562,500
	430,079	(2)	12,288	—	$4.10	1/25/2026
	102,003	(2)	—	—	$5.99	1/23/2025
	130,100	(2)	—	—	$5.99	1/23/2025
	45,200	(5)	—	—	$6.32	4/1/2024
	90,300	(4)	—	—	$6.32	4/1/2024
	35,294	(4)	—	—	$3.23	9/11/2021
	57,353	(4)	—	—	$4.59	8/20/2020

Robert O. Hopkins	37,096	(2)	96,451	—	$2.83	2/21/2028	—	$—	66,773	(7)	$150,239
	67,222	(2)	42,778	—	$3.15	2/7/2027			200,000	(6)	450,000
	65,317	(2)	1,866	—	$4.10	1/25/2026
	65,050	(2)	—	—	$5.99	1/23/2025
	8,200	(5)	—	—	$6.32	4/1/2024
	40,800	(4)	—	—	$6.32	4/1/2024
	7,353	(3)	—	—	$3.23	9/11/2021
	29,412	(4)	—	—	$4.59	8/20/2020
	9,402	(5)	—	—	$4.59	8/20/2020

David J. Marguglio	37,096	(2)	96,451	—	$2.83	2/21/2028	—	$—	66,773	(7)	$150,239
	107,556	(2)	68,444	—	$3.15	2/7/2027			200,000	(6)	450,000
	104,507	(2)	2,986	—	$4.10	1/25/2026
	104,080	(2)	—	—	$5.99	1/23/2025
	15,830	(2)	—	—	$5.99	1/23/2025
	13,600	(5)	—	—	$6.32	4/1/2024
	45,200	(4)	—	—	$6.32	4/1/2024
	7,353	(3)	—	—	$3.23	9/11/2021
	32,353	(4)	—	—	$4.59	8/20/2020

_____________

(1)	Does not include options and restricted stock units granted in January 2019, respectively.
(2)	The options vest with respect to 1/36 of the shares subject to the option on each monthly anniversary of the grant date, and have a term of ten years (subject to earlier termination upon the events described in the 2009 Plan such as termination of employment).
(3)	The options vest with respect to one-third of the shares immediately and monthly thereafter with respect to 1/24 of the shares subject to the option, and have a term of ten years (subject to earlier termination upon the events described in the 2009 Plan such as termination of employment).
(4)	The options vest with respect to one-sixth of the shares subject to the option on the six-month anniversary of the grant date and monthly thereafter with respect to 1/36 of the shares subject to the option, and have a term of ten years (subject to earlier termination upon the events described in the 2009 Plan such as termination of employment).
(5)	The options are fully vested and have a term of ten years (subject to earlier termination upon the events described in the 2009 Plan such as termination of employment).
(6)	The restricted stock unit awards will fully vest on the seventh anniversary of the date of grant if the recipient has provided continuous service to the Company until such date, and upon change of control or upon death or disability.
(7)	The restricted stock unit awards will equally vest on each yearly anniversary of the date of grant if the recipient has provided continuous service to the Company until such date, and upon change of control or upon death or disability.

34

Compensation of Directors

The following table shows amounts earned by each director for 2018, other than Dr. Carlo and Mr. Marguglio, who are named executive officers and received no additional compensation for their services as a director.

	Fees			Non-Equity
	Earned			Incentive	Nonqualified
	or Paid	Stock	Option	Plan	Deferred	All Other
	in Cash	Awards	Awards	Compensation	Compensation	Compensation	Total
Director	($)(1)	($)	($)(2)(3)	($)	Earnings	($)	($)
William C. Denby, III	$64,000	$—	$70,403	—	—	—	$134,403
Robert B. Rothermel	$64,000	$—	$70,403	—	—	—	$134,403
Richard C. Williams	$128,000	$—	$70,403	—	—	—	$198,403

_____________

(1)	Reflects the amount of fees earned during 2018.
(2)	Amounts reflect the grant date fair value for financial statement reporting purposes with respect to stock options granted during fiscal 2018, calculated in accordance with applicable rules and regulations and authoritative guidance. The assumptions used for these calculations are included in Note 19 to the audited consolidated financial statements contained in the Company’s 2018 Annual Report on Form 10-K. Represents options awarded to each of Mr. Denby, Mr. Rothermel and Mr. Williams to purchase 30,000 shares of Common Stock. The exercise price of the options was $4.28 per share. The options have a term of ten years and an exercise price equal to the fair market value of the Common Stock on the date of grant and will become exercisable over a period of one year from grant date at the rate of 1/12 of the option shares per month.
(3)	The aggregate number of option awards outstanding at December 31, 2018, for each of Mr. Denby, Mr. Rothermel and Mr. Williams, was 180,000.

In general, under the Company’s policies concerning fees for non-employee directors as established by the Board for 2018, non-employee directors of the Company were entitled during 2018 to receive the following amounts of cash compensation for service as a director: each non-employee director was entitled to receive an annual fee of $64,000 per year, paid quarterly in arrears; and the Chairman of the Board was entitled to receive an annual fee of $128,000 per year, or twice the non-employee director annual fee, paid quarterly in arrears. Each director is also entitled to reimbursement of reasonable expenses incurred in connection with board-related activities. In addition, upon joining the Board a non-employee director was entitled to receive an initial director option under the 2009 Plan to purchase 50,000 shares of Common Stock, vesting monthly over a period of 36 months from the grant date. In addition, before termination of the 2009 Plan in February 2019, each non-employee director was also entitled to receive under the 2009 Plan a succeeding annual grant, on the first business day after the date of the annual meeting of stockholders, to purchase 30,000 shares of Common Stock, with the annual grant vesting and becoming exercisable as to 1/12 of the shares subject to the option on each monthly anniversary of the grant date. The stockholders approved the increase in the number of annual options to be awarded to non-employee directors, from 20,000 to 30,000, at the 2016 annual meeting of stockholders, in connection with approval of amendments to the 2009 Plan. The initial director options and any annual options will have a term of 10 years and will have an exercise price equal to the fair market value of the Common Stock on the grant date.

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Directors, named executive officers and beneficial owners of more than 10% of our Common Stock are required by Section 16(a) of the Securities Exchange Act of 1934 and related regulations to file ownership reports on Forms 3, 4 and 5 with the SEC and the principal exchange upon which such securities are traded or quoted and to furnish us with copies of the reports. Other than as set forth below, based solely on a review of the copies of such forms furnished to us, we believe that from January 1, 2018 to December 31, 2018, all such persons satisfied such applicable SEC filing requirements.

35

CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS

Certain Relationships and Related Transactions

To our knowledge, other than (i) compensation for services as executive officers and directors; (ii) the employment agreements, stock option or other equity awards, and other transactions described above under the heading "Executive Compensation"; or (iii) as set forth below, there were no material transactions, or series of similar transactions, since January 1, 2017, or any currently proposed transactions, or series of similar transactions, to which we were, or will be, a party, in which the amount involved exceeds the lesser of (a) $120,000 or (b) one percent of the average of our total assets at the end of our last fiscal year, and in which any director or executive officer, or any security holder who is known by us to own of record or beneficially more than 5% of any class of the Company’s voting securities, or any member of the immediate family of any of the foregoing persons, has an interest.

In connection with the employment of Dr. Moss in February 2017 as Chief Medical Officer, we entered into an officer indemnification agreement with Dr. Moss that provides, among other things, that we will indemnify the officer for certain expenses (including attorneys’ fees), judgments, fines and settlement amounts reasonably incurred by the officer in any action or proceeding, including any action by or in our right, on account of any services undertaken by the officer on behalf of the Company to the maximum extent allowed under Delaware law.

On July 11, 2016, the Company completed a private placement transaction with a small number of accredited investors including funds managed by Sio Capital Management, LLC pursuant to which the Company issued 1,724,137 shares of Series A-2 Preferred and warrants to purchase up to 1,724,137 shares of Common Stock or Series A-2 Preferred, and received gross cash proceeds of approximately $5,000,000, excluding transaction costs, fees and expenses. The shares of Series A-2 Preferred and warrants were sold in units, with each unit consisting of one share and one warrant, at a purchase price of $2.90 per unit. The Series A-2 Preferred is convertible into shares of Common Stock at an initial conversion rate of 1-for-1 (subject to stock splits, reverse stock splits and similar events) at any time at the discretion of the investor, subject to certain beneficial ownership limitations set forth in the transaction documents. The exercise price of the warrants is $2.90 per share, and the warrants are exercisable at any time over the five-year term of the warrants, subject to the beneficial ownership limitations. Pursuant to a registration rights agreement, we filed a registration statement with the SEC, which has become effective, registering the resale from time to time of the shares of Common Stock that are issuable upon conversion of the Series A-1 Preferred and exercise of the warrants.  As of March 31, 2018, the investors had exercised warrants to purchase 1,531,723 shares of Common Stock, and no shares of Series A-2 Preferred were outstanding. As previously reported, in August 2017, the Company and certain holders of warrants issued in the Company’s private placement transactions in August 2014 (the “2014 Warrants”) and July 2016 (the “2016 Warrants”), including funds advised by Sio Capital Management, LLC (the “Exercising Holders”), agreed to reduce the exercise price of the 2014 Warrants and the 2016 Warrants held by such holders from $3.40 to $3.20 per share and from $2.90 to $2.70 per share, respectively (the “Exercise Price”), in consideration for the exercise of the 2014 Warrants and 2016 Warrants held by such holders. The Company entered into a Warrant Repricing Letter Agreement (the “Exercise Agreement”) with Exercising Holders holding, in the aggregate, 2014 Warrants and 2016 Warrants exercisable for 880,672 and 1,154,976 shares of Common Stock, respectively, providing that the Exercising Holders would exercise all such warrants for the Exercise Price, subject to the beneficial ownership limitations contained in the 2014 Warrants and 2016 Warrants.  The Company received aggregate gross proceeds of approximately $5,937,000 from the exercise of the 2014 Warrants and 2016 Warrants by the Exercising Holders.

  Review, Approval and Ratification of Transactions with Related Persons

The Audit Committee is responsible under its charter for reviewing, approving or ratifying all transactions between us and any related person. Related persons can include any of our directors or executive officers, certain of our stockholders, and any of their immediate family members. In evaluating related person transactions, the members of the Audit Committee apply the same standards of good faith and fiduciary duty they apply to their general responsibilities as a committee of the Board of Directors and as individual directors. The Audit Committee will approve a related person transaction when, in its good faith judgment, the transaction is in the best interest of the Company.

36

GENERAL

Other Matters at the Annual Meeting

We know of no other matters to be submitted at the Meeting. If any other matter properly comes before the Meeting, including, without limitation, a proposal to adjourn the Meeting if we deem it necessary to solicit additional proxies, it is the intention of the persons named in the enclosed proxy to vote the shares they represent as the board of directors may recommend or, if no recommendation is given, in their own discretion.  By submitting your proxy, you grant discretionary authority with respect to such other matters.

Stockholder Proposals for the next Annual Meeting of Stockholders

To be considered for inclusion in next year’s proxy materials pursuant to Rule 14a-8 of the SEC, your proposal must be submitted in writing by February 26, 2020, to our Corporate Secretary at 11682 El Camino Real, Suite 300, San Diego, California 92130. In addition, if we are not notified by such date of a proposal to be brought before the 2020 annual meeting by a stockholder, then proxies held by management may provide the discretion to vote against such proposal even through it is not discussed in the proxy statement for such meeting. In addition, pursuant to advance notice provisions in our bylaws, if you wish to submit a proposal to be presented at next year’s annual meeting (that will not be included in next year’s proxy materials) or nominate a director, your proposal or nomination generally must be submitted in writing to the same address no later than April 25, 2020, but no earlier than March 26, 2020. You are also advised to review the Company’s Bylaws, which contain additional requirements about advance notice of stockholder proposals and director nominations.

Annual Report on Form 10-K

A copy of our Annual Report on Form 10-K for the year ended December 31, 2018, is enclosed with these materials. Upon written request, we will provide each stockholder being solicited by this Proxy Statement with a copy, free of charge, of any of the documents referred to in this Proxy Statement. All such requests should be directed to Adamis Pharmaceuticals Corporation, 11682 El Camino Real, Suite 300, San Diego, California 92130; Attention: Secretary. You are asked to advise us if you plan to attend the Meeting. For directions to the Meeting, please call (858) 997-2400.

You also may access this Proxy Statement and our Annual Report on Form 10-K for the year ended December 31, 2018 at: http://www.firstamericanstock.org/.

Householding

The Securities and Exchange Commission has adopted rules that permit companies and intermediaries (for example, brokers, banks and nominees) to satisfy the delivery requirements for proxy statements and annual reports with respect to two or more stockholders sharing the same address by delivering a single proxy statement addressed to those stockholders. This process, which is commonly referred to as “householding”, potentially means extra convenience for stockholders and cost savings for companies and intermediaries. This year, some banks, brokers or other nominee record holders may be “householding” our proxy materials. This means that only one copy of our proxy statement and annual report to stockholders may have been sent to multiple stockholders in your household unless contrary instructions have been received by the broker, bank or nominee from you. If you would like to receive a separate proxy statement and annual report, we will promptly send you additional copies if you call or write our corporate Secretary at our offices located at 11682 El Camino Real, Suite 300, San Diego, California 92130; telephone (858) 997-2400. If you are a beneficial owner, you can request additional copies of the Proxy Statement and annual report, or you can request a change in your householding status, by notifying your broker, bank or nominee.

37

Solicitation of Proxies

We will bear the cost of preparing, printing, assembling and mailing all proxy materials that may be sent to our stockholders in connection with this solicitation. Arrangements will also be made with brokerage houses, other custodians, nominees and fiduciaries, to forward soliciting material to the beneficial owners of Common Stock held by such persons. We will reimburse such persons for reasonable out-of-pocket expenses incurred by them. In addition to the solicitation of proxies by use of the mails, officers and regular employees of ours may solicit proxies without additional compensation, by telephone or facsimile transmission. We do not expect to pay any compensation for the solicitation of proxies.

Sincerely,
/s/ DENNIS J. CARLO
Dennis J. Carlo, Ph.D.
President and Chief Executive Officer
June 25, 2019

38

ADAMIS PHARMACEUTICALS CORPORATION 11682 El Camino Real, Suite 300 San Diego, CA 92130

VOTE BY INTERNET: www.proxyvote.com

Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 PM, Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

VOTE BY PHONE: 1-800-690-6903

Use any touch-tone telephone to transmit your voting instructions up until 11:59 PM, Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL: Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided, or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

KEEP THIS PORTION FOR YOUR RECORDS
DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

ADAMIS PHARMACEUTICALS CORPORATION		FOR ALL	WITH- HOLD ALL	FOR ALL EXCEPT	To withhold authority to vote for any individual nominee(s), mark “For All Except” and write the number(s) of the nominee(s) on the line below.
The Board of Directors recommends you vote FOR the following:
1.	Election of Directors	☐	☐	☐
Nominees
01) Dennis J. Carlo, Ph.D. 02) William C. Denby, III 03) David J. Marguglio 04) Robert B. Rothermel 05) Richard C. Williams
Vote on Proposals:							For	Against	Abstain
The Board of Directors recommends you vote FOR Proposals 2, 3, and 5 and 1 Year for Proposal 4.
2.	To approve the 2019 Equity Incentive Plan, including the limitations that no awards will be made under the plan in 2019, and no initial awards may be made until the market price of the common stock has reached at least $5.00 per share, and the other provisions of the plan.						☐	☐	☐
3.	To approve the compensation of our named executive officers.						☐	☐	☐
						1 year	2 years	3 years
4.	Advisory indication of preferred frequency of holding stockholder advisory vote on compensation of named executive officers.					☐	☐	☐	☐
5.	To ratify the selection of Mayer Hoffman McCann PC as our independent registered public accounting firm for the year ending December 31, 2019.						☐	☐	☐

NOTE: Such other business as may properly come before the meeting or any adjournment thereof.

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name, by authorized officer.

Signature [PLEASE SIGN WITHIN BOX]	Date				Signature [JOINT OWNERS]	Date

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting: The Notice & Proxy Statement, Form 10-K is/are available at www.proxyvote.com.

ADAMIS PHARMACEUTICALS CORPORATION

Annual Meeting of Stockholders

July 24, 2019; 1:00 p.m.

This proxy is solicited by the Board of Directors

The stockholder(s) hereby appoint(s) Dennis J. Carlo and David J. Marguglio, or either of them, as proxies, each with the power to appoint his substitute, and hereby authorize(s) them to represent and to vote, as designated on the reverse side of this ballot, all of the shares of Common Stock of ADAMIS PHARMACEUTICALS CORPORATION that the stockholder(s) is/are entitled to vote at the Annual Meeting of Stockholders to be held at 1:00 p.m., PST on 7/24/2019, at 11682 El Camino Real, Suite 300, San Diego, California 92130, and any adjournment or postponement thereof.

This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted in accordance with the Board of Directors’ recommendations.

Continued and to be signed on reverse side

Appendix A

ADAMIS PHARMACEUTICALS CORPORATION
2019 EQUITY INCENTIVE PLAN

1.	GENERAL.

(a)                  Eligible Award Recipients. Employees, Directors and Consultants are eligible to receive Awards.

(b)                 Available Awards. The Plan provides for the grant of the following types of Awards: (i) Incentive Stock Options, (ii)  Nonstatutory Stock Options, (iii) Stock Appreciation Rights, (iv) Restricted Stock Awards, (v) Restricted Stock Unit Awards, (vi) Performance Stock Awards, (vii) Other Stock Awards, and (viii) Cash Awards.

(c)                  Purpose. The Plan, through the grant of Awards, is intended to help the Company secure and retain the services of eligible award recipients, to provide incentives for such persons to exert maximum efforts for the success of the Company and any Affiliate, and provide a means by which the eligible recipients may benefit from increases in value of the Common Stock.

2.	ADMINISTRATION.

(a)                  Administration by the Board. The Board will administer the Plan. The Board may delegate administration of the Plan to a Committee or Committees, as provided in Section 2(c).

(b)                 Powers of the Board. The Board will have the power, subject to, and within the limitations of, the express provisions of the Plan:

(i)                   To determine: (A) who will be granted Awards; (B) when and how each Award will be granted; (C) what type of Award will be granted; (D) the provisions of each Award (which need not be identical), including when a person will be permitted to exercise or otherwise receive cash or Common Stock under the Award; (E) the number of shares of Common Stock subject to, or the cash value of, an Award; and (F) the Fair Market Value applicable to an Award.

(ii)                 To construe and interpret the Plan and Awards granted under it, and to establish, amend and revoke rules and regulations for administration of the Plan and Awards. The Board, in the exercise of these powers, may correct any defect, omission or inconsistency in the Plan or in any Award Agreement, in a manner and to the extent it will deem necessary or expedient to make the Plan or Award fully effective.

(iii)               To settle all controversies regarding the Plan and Awards granted under it.

(iv)                To accelerate, in whole or in part, the time at which an Award may be exercised or vest (or the time at which cash or shares of Common Stock may be issued in settlement thereof). For purposes of clarification, the Board retains the discretion to adjust or accelerate the vesting schedule of outstanding Awards, with the consent of the Participant.

(v)                 To suspend or terminate the Plan at any time. Except as otherwise provided in the Plan or an Award Agreement, suspension or termination of the Plan will not impair a Participant’s rights under the Participant’s then-outstanding Award without the Participant’s written consent, except as provided in subsection (viii) below.

(vi)                To amend the Plan in any respect the Board deems necessary or advisable, including, without limitation, by adopting amendments relating to Incentive Stock Options and certain nonqualified deferred compensation under Section 409A of the Code and/or to make the Plan or Awards granted under the Plan compliant with the requirements for Incentive Stock Options or exempt from, or compliant with, the requirements for nonqualified deferred compensation under Section 409A of the Code, subject to the limitations, if any, of applicable law. If required by applicable law or listing requirements, and except as provided in Section 9(a) relating to Capitalization Adjustments, the Company will seek stockholder approval of any amendment of the Plan that (A) materially increases the number of shares of Common Stock available for issuance under the Plan, (B) materially expands the class of individuals eligible to receive Awards under the Plan, (C) materially increases the benefits accruing to Participants under the Plan, (D) materially reduces the price at which shares of Common Stock may be issued or purchased under the Plan, (E) materially extends the term of the Plan, or (F) materially expands the types of Awards available for issuance under the Plan or is otherwise required by applicable law or listing requirements to be approved by the stockholders of the Company. Except as otherwise provided in the Plan (including subsection (viii) below) or an Award Agreement, no amendment of the Plan will impair a Participant’s rights under an outstanding Award without the Participant’s written consent.

A- 1

(vii)              To submit any amendment to the Plan for stockholder approval, including, but not limited to, amendments to the Plan intended to satisfy the requirements of Section 422 of the Code regarding “incentive stock options.”

(viii)            To approve forms of Award Agreements for use under the Plan and to amend the terms of any one or more Awards, including, but not limited to, amendments to provide terms more favorable to the Participant than previously provided in the Award Agreement, subject to any specified limits in the Plan that are not subject to Board discretion; provided, however, that a Participant’s rights under any Award will not be impaired by any such amendment unless (A) the Company requests the consent of the affected Participant, and (B) such Participant consents in writing. Notwithstanding the foregoing, (1) a Participant’s rights will not be deemed to have been impaired by any such amendment if the Board, in its sole discretion, determines that the amendment, taken as a whole, does not materially impair the Participant’s rights, and (2) subject to the limitations of applicable law, if any, the Board may amend the terms of any one or more Awards without the affected Participant’s consent (A) to maintain the qualified status of the Award as an Incentive Stock Option under Section 422 of the Code; (B) to change the terms of an Incentive Stock Option, if such change results in impairment of the Stock Award solely because it impairs the qualified status of the Stock Award as an Incentive Stock Option under Section 422 of the Code; (C) to clarify the manner of exemption from, or to bring the Award into compliance with, Section 409A of the Code; or (D) to comply with other applicable laws or listing requirements.

(ix)                Generally, to exercise such powers and to perform such acts as the Board deems necessary or expedient to promote the best interests of the Company and that are not in conflict with the provisions of the Plan or Awards.

(x)                 To adopt such rules, procedures and sub-plans related to the operation and administration of the Plan as are necessary or appropriate to permit participation in the Plan by Employees, Directors or Consultants who are foreign nationals or employed outside the United States (provided that Board approval will not be necessary for immaterial modifications to the Plan or any Award Agreement that are required for compliance with the laws of the relevant foreign jurisdiction).

(xi)                To effect, with the consent of any adversely affected Participant, (A) the reduction of the exercise, purchase or strike price of any outstanding Award; (B) the cancellation of any outstanding Award and the grant in substitution therefor of a new (1) Option or SAR, (2) Restricted Award, (3) Restricted Stock Unit Award, (4) Other Award, (5) cash and/or (6) other valuable consideration determined by the Board, in its sole discretion, with any such substituted award (x) covering the same or a different number of shares of Common Stock as the cancelled Award and (y) granted under the Plan or another equity or compensatory plan of the Company; or (C) any other action that is treated as a repricing under generally accepted accounting principles (collectively (A) through (C), an “Exchange Program”).

(c)                  Delegation to Committee.

(i)                   General. The Board may delegate some or all of the administration of the Plan to a Committee or Committees. If administration of the Plan is delegated to a Committee, the Committee will have, in connection with the administration of the Plan, the powers theretofore possessed by the Board that have been delegated to the Committee, including the power to delegate to a subcommittee of the Committee any of the administrative powers the Committee is authorized to exercise (and references in this Plan to the Board will thereafter be to the Committee or subcommittee, as applicable). Any delegation of administrative powers will be reflected in resolutions, not inconsistent with the provisions of the Plan, adopted from time to time by the Board or Committee (as applicable). The Board may retain the authority to concurrently administer the Plan with the Committee and may, at any time, revest in the Board some or all of the powers previously delegated. Whether or not the Board has delegated administration of the Plan to a Committee, the Board will have the final power to determine all questions of policy and expediency that may arise in the administration of the Plan.

(ii)                 Rule 16b-3 Compliance. The Committee may consist solely of two or more Non-Employee Directors, in accordance with Rule 16b-3. In addition, the Board or the Committee, in its sole discretion, may delegate to a Committee which need not consist of Non-Employee Directors the authority to grant Awards to eligible persons who are not then subject to Section 16 of the Exchange Act.

(d)                 Delegation to an Officer. The Board may delegate to one (1) or more Officers the authority to do one or both of the following (i) designate Employees who are not Officers to be recipients of Options and SARs (and, to the extent permitted by applicable law, other Awards) and, to the extent permitted by applicable law, the terms of such Awards, and (ii) determine the number of shares of Common Stock to be subject to such Awards granted to such Employees; provided, however, that the Board resolutions regarding such delegation will specify the total number of shares of Common Stock that may be subject to the Awards granted by such Officer and that such Officer may not grant an Award to himself or herself. Any such Awards will be granted on the form of Award Agreement most recently approved for use by the Committee or the Board, unless otherwise provided in the resolutions approving the delegation authority. The Board may not delegate authority to an Officer who is acting solely in the capacity of an Officer (and not also as a Director) to determine the Fair Market Value pursuant to Section 15 below.

(e)                  Effect of Board’s Decision. All determinations, interpretations and constructions made by the Board in good faith will not be subject to review by any person and will be final, binding and conclusive on all persons.

A- 2

3.	SHARES SUBJECT TO THE PLAN.

(a)                  Share Reserve.

(i)                    Subject to the provisions of Section 9(a) relating to Capitalization Adjustments, and the following sentence regarding the annual increase, the aggregate number of shares of Common Stock that may be issued pursuant to Awards will be no shares (0 shares) from the Effective Date up to the first Evergreen Date that occurs as described in the next sentence (as may be increased on Evergreen Dates, the “Share Reserve”). In addition, the Share Reserve will automatically increase on January 1st of each year commencing January 1, 2020, and ending on (and including) January 1, 2029 (or, if the Plan terminates earlier, then January 1 of the year in which the Plan terminates) (each, an “Evergreen Date”), in an amount equal to the lesser of (i) five percent (5%) of the total number of shares of Capital Stock outstanding on the last day of the immediately preceding calendar year. Notwithstanding the foregoing, the Board may act prior to the Evergreen Date of a given year to provide that there will be no increase in the Share Reserve for such year or that the increase in the Share Reserve for such year will be a lesser number of shares of Common Stock than would otherwise occur pursuant to the preceding sentence.

(ii)                 For clarity, the Share Reserve in this Section 3(a) is a limitation on the number of shares of Common Stock that may be issued pursuant to the Plan. As a single share may be subject to grant more than once (e.g., if a share subject to an Award is forfeited, it may be made subject to grant again as provided in Section 3(b) below), the Share Reserve is not a limit on the number of Awards that can be granted.

(iii)               Shares may be issued in connection with a merger or acquisition as permitted by NASDAQ Listing Rule 5635(c) or, if applicable, NYSE Listed Company Manual Section 303A.08, NYSE American Company Guide Section 711 or other applicable rule, and such issuance will not reduce the number of shares available for issuance under the Plan.

(b)                 Reversion of Shares to the Share Reserve. If an Award or any portion thereof (i) expires or otherwise terminates without all of the shares covered by such Award having been issued or (ii) is settled in cash (i.e., the Participant receives cash rather than stock), such expiration, termination or settlement will not reduce (or otherwise offset) the number of shares of Common Stock that may be available for issuance under the Plan. If any shares of Common Stock issued pursuant to an Award are forfeited back to or repurchased by the Company because of the failure to meet a contingency or condition required to vest such shares in the Participant or shares of Common Stock that are surrendered to the Company pursuant to an Exchange Program, then the shares that are forfeited, repurchased or so surrendered will again become available for issuance under the Plan. Any shares reacquired by the Company in satisfaction of tax withholding obligations on an Award or as consideration for the exercise or purchase price of an Award will again become available for issuance under the Plan.

(c)                  Incentive Stock Option Limit. Subject to the provisions of Section 9(a) relating to Capitalization Adjustments, the aggregate maximum number of shares of Common Stock that may be issued pursuant to the exercise of Incentive Stock Options will be will be [30,000,000] shares of Common Stock plus, to the extent allowable under Section 422 of the Code and the Treasury Regulations promulgated thereunder, any shares that become available for issuance under the Plan pursuant to the second sentence of Section 3(a)(i) above or Section 3(b) above.

(d)                 Source of Shares. The stock issuable under the Plan will be shares of authorized but unissued or reacquired Common Stock, including shares repurchased by the Company on the open market or otherwise.

4.	ELIGIBILITY.

(a)                  Eligibility for Specific Awards. Incentive Stock Options may be granted only to employees of the Company or a parent corporation or subsidiary corporation thereof (as such terms are defined in Sections 424(e) and 424(f) of the Code). Awards other than Incentive Stock Options may be granted to Employees, Directors and Consultants; provided, however, that Awards may not be granted to Employees, Directors and Consultants who are providing Continuous Service only to any “parent” of the Company, as such term is defined in Rule 405 of the Securities Act, unless (i) the stock underlying such Awards is treated as “service recipient stock” under Section 409A of the Code (for example, because the Awards are granted pursuant to a corporate transaction such as a spin off transaction), (ii) the Company, in consultation with its legal counsel, has determined that such Awards are otherwise exempt from Section 409A of the Code, or (iii) the Company, in consultation with its legal counsel, has determined that such Awards comply with the distribution requirements of Section 409A of the Code.

(b)                 Ten Percent Stockholders. A Ten Percent Stockholder will not be granted an Incentive Stock Option unless the exercise price of such Option is at least 110% of the Fair Market Value on the date of grant and the Option is not exercisable after the expiration of five years from the date of grant.

(c)                  Consultants. A Consultant will not be eligible for the grant of a Stock Award if, at the time of grant, either the offer or sale of the Company’s securities to such Consultant is not exempt under Rule 701 because of the nature of the services that the Consultant is providing to the Company, because the Consultant is not a natural person, or because of any other provision of Rule 701, unless the Company determines that such grant need not comply with the requirements of Rule 701 and will satisfy another exemption under the Securities Act as well as comply with the securities laws of all other relevant jurisdictions.

A- 3

5.	PROVISIONS RELATING TO OPTIONS AND STOCK APPRECIATION RIGHTS.

Each Option or SAR will be in such form and will contain such terms and conditions as the Board deems appropriate. All Options will be separately designated Incentive Stock Options or Nonstatutory Stock Options at the time of grant, and, if certificates are issued, a separate certificate or certificates will be issued for shares of Common Stock purchased on exercise of each type of Option. If an Option is not specifically designated as an Incentive Stock Option, or if an Option is designated as an Incentive Stock Option but some portion or all of the Option fails to qualify as an Incentive Stock Option under the applicable rules, then the Option (or portion thereof) will be a Nonstatutory Stock Option. The provisions of separate Options or SARs need not be identical; provided, however, that each Award Agreement will conform to (through incorporation of provisions hereof by reference in the applicable Award Agreement or otherwise) the substance of each of the following provisions:

(a)                  Term. Subject to the provisions of Section 4(b) regarding Ten Percent Stockholders, no Option or SAR will be exercisable after the expiration of ten years from the date of its grant or such shorter period specified in the Award Agreement.

(b)                 Exercise Price. Subject to the provisions of Section 4(b) regarding Ten Percent Stockholders, the exercise or strike price of each Option or SAR will be not less than 100% of the Fair Market Value of the Common Stock subject to the Option or SAR on the date the Award is granted. Notwithstanding the foregoing, an Option or SAR may be granted with an exercise or strike price lower than 100% of the Fair Market Value of the Common Stock subject to the Award if such Award is granted pursuant to an assumption of or substitution for another option or stock appreciation right pursuant to a Corporate Transaction and in a manner consistent with the provisions of Section 409A of the Code and, if applicable, Section 424(a) of the Code. Each SAR will be denominated in shares of Common Stock equivalents.

(c)                  Purchase Price for Options. The purchase price of Common Stock acquired pursuant to the exercise of an Option may be paid, to the extent permitted by applicable law and as determined by the Board in its sole discretion, by any combination of the methods of payment set forth below. The Board will have the authority to grant Options that do not permit all of the following methods of payment (or otherwise restrict the ability to use certain methods) and to grant Options that require the consent of the Company to use a particular method of payment. The permitted methods of payment are as follows:

(i)                   by cash, check, bank draft or money order payable to the Company;

(ii)                 pursuant to a program developed under Regulation T as promulgated by the Federal Reserve Board that, prior to the issuance of the stock subject to the Option, results in either the receipt of cash (or check) by the Company or the receipt of irrevocable instructions to pay the aggregate exercise price to the Company from the sales proceeds;

(iii)               by delivery to the Company (either by actual delivery or attestation) of shares of Common Stock;

(iv)                if an Option is a Nonstatutory Stock Option, by a “net exercise” arrangement pursuant to which the Company will reduce the number of shares of Common Stock issuable upon exercise by the largest whole number of shares with a Fair Market Value that does not exceed the aggregate exercise price; provided, however, that the Company will accept a cash or other payment from the Participant to the extent of any remaining balance of the aggregate exercise price not satisfied by such reduction in the number of whole shares to be issued. Shares of Common Stock will no longer be subject to an Option and will not be exercisable thereafter to the extent that (A) shares issuable upon exercise are used to pay the exercise price pursuant to the “net exercise,” (B) shares are delivered to the Participant as a result of such exercise, and/or (C) shares are withheld to satisfy tax withholding obligations; or

(v)                 in any other form of legal consideration that may be acceptable to the Board and specified in the applicable Award Agreement.

(d)                 Exercise and Payment of a SAR. To exercise any outstanding SAR, the Participant must provide written notice of exercise to the Company in compliance with the provisions of the Stock Appreciation Right Agreement evidencing such SAR. The appreciation distribution payable on the exercise of a SAR will be not greater than an amount equal to the excess of (A) the aggregate Fair Market Value (on the date of the exercise of the SAR) of a number of shares of Common Stock equal to the number of Common Stock equivalents in which the Participant is vested under such SAR, and with respect to which the Participant is exercising the SAR on such date, over (B) the aggregate strike price of the number of Common Stock equivalents with respect to which the Participant is exercising the SAR on such date. The appreciation distribution may be paid in Common Stock, in cash, in any combination of the two or in any other form of consideration, as determined by the Board and contained in the Award Agreement evidencing such SAR.

(e)                  Transferability of Options and SARs. The Board may, in its sole discretion, impose such limitations on the transferability of Options and SARs as the Board will determine. In the absence of such a determination by the Board to the contrary, the following restrictions on the transferability of Options and SARs will apply:

(i)                   Restrictions on Transfer. An Option or SAR will not be transferable except by will or by the laws of descent and distribution (or pursuant to subsections (ii) and (iii) below), and will be exercisable during the lifetime of the Participant only by the Participant. The Board may permit transfer of the Option or SAR in a manner that is not prohibited by applicable tax or securities laws. Except as explicitly provided in the Plan, neither an Option nor an SAR may be transferred for consideration.

A- 4

(ii)                 Domestic Relations Orders. Subject to the approval of the Board or a duly authorized Officer, an Option or SAR may be transferred pursuant to the terms of a domestic relations order, official marital settlement agreement or other divorce or separation instrument as permitted by Treasury Regulations Section 1.421-1(b)(2) or comparable non-U.S. law. If an Option is an Incentive Stock Option, such Option may be deemed to be a Nonstatutory Stock Option as a result of such transfer.

(iii)               Beneficiary Designation. Subject to the approval of the Board or a duly authorized Officer, a Participant may, by delivering written notice to the Company or to any third party designated by the Company, in a form approved by the Company (or the designated broker), designate a third party who, upon the death of the Participant, will thereafter be entitled to exercise the Option or SAR and receive the Common Stock or other consideration resulting from such exercise. In the absence of such a designation, upon the death of the Participant, the executor or administrator of the Participant’s estate or the Participant’s legal heirs will be entitled to exercise the Option or SAR and receive the Common Stock or other consideration resulting from such exercise. However, the Company may prohibit designation of a beneficiary at any time, including due to any conclusion by the Company that such designation would be inconsistent with the provisions of applicable laws.

(f)                   Vesting Generally. The total number of shares of Common Stock subject to an Option or SAR may vest and become exercisable in periodic installments that may or may not be equal. The Option or SAR may be subject to such other terms and conditions on the time or times when it may or may not be exercised (which may be based on the satisfaction of Performance Goals or other criteria) as the Board may deem appropriate. The vesting provisions of individual Options or SARs may vary. The provisions of this Section 5(f) are subject to any Option or SAR provisions governing the minimum number of shares of Common Stock as to which an Option or SAR may be exercised.

(g)                 Termination of Continuous Service. Except as otherwise provided in the applicable Award Agreement or other agreement between the Participant and the Company, if a Participant’s Continuous Service terminates (other than for Cause and other than upon the Participant’s death or Disability), the Participant may exercise his or her Option or SAR (to the extent that the Participant was entitled to exercise such Award as of the date of termination of Continuous Service or as set forth in the Award Agreement or other written agreement between the Participant and the Company relating to the Option) within the period of time ending on the earlier of (i) the date which occurs three (3) months following the termination of the Participant’s Continuous Service (or such longer or shorter period specified in the applicable Award Agreement, which period will not be less than 30 days if necessary to comply with applicable laws unless such termination is for Cause), and (ii) the expiration of the term of the Option or SAR as set forth in the Award Agreement. If, after termination of Continuous Service, the Participant does not exercise his or her Option or SAR (as applicable) within the applicable time frame, the Option or SAR will terminate.

(h)                 Extension of Termination Date. Except as otherwise provided in the applicable Award Agreement or other agreement between the Participant and the Company, if the exercise of an Option or SAR following the termination of the Participant’s Continuous Service would be prohibited at any time solely because the issuance of shares of Common Stock would violate the registration requirements under the Securities Act, then the Option or SAR will terminate on the earlier of (i) the expiration of a total period of time (that need not be consecutive) equal to the applicable post termination exercise period after the termination of the Participant’s Continuous Service during which the exercise of the Option or SAR would not be in violation of such registration requirements, and (ii) the expiration of the term of the Option or SAR as set forth in the applicable Award Agreement. In addition, unless otherwise provided in a Participant’s Award Agreement, if the sale of any Common Stock received upon exercise of an Option or SAR following the termination of the Participant’s Continuous Service would violate the Company’s insider trading policy, then the Option or SAR will terminate on the earlier of (i) the expiration of the period of time (that need not be consecutive) equal to the applicable post-termination exercise period after the termination of the Participant’s Continuous Service during which the sale of the Common Stock received upon exercise of the Option or SAR would not be in violation of the Company’s insider trading policy, or (ii) the expiration of the term of the Option or SAR as set forth in the applicable Award Agreement.

(i)                   Disability of Participant. Except as otherwise provided in the applicable Award Agreement or other agreement between the Participant and the Company, if a Participant’s Continuous Service terminates as a result of the Participant’s Disability, the Participant may exercise his or her Option or SAR (to the extent that the Participant was entitled to exercise such Option or SAR as of the date of termination of Continuous Service), but only within such period of time ending on the earlier of (i) the date which occurs 12 months following such termination of Continuous Service (or such longer or shorter period specified in the Award Agreement, which period will not be less than six months if necessary to comply with applicable laws unless such termination is for Cause), and (ii) the expiration of the term of the Option or SAR as set forth in the Award Agreement. If, after termination of Continuous Service, the Participant does not exercise his or her Option or SAR within the applicable time frame, the Option or SAR (as applicable) will terminate.

(j)                   Death of Participant. Except as otherwise provided in the applicable Award Agreement or other agreement between the Participant and the Company, if (i) a Participant’s Continuous Service terminates as a result of the Participant’s death, or (ii) the Participant dies within the period (if any) specified in the Award Agreement for exercisability after the termination of the Participant’s Continuous Service for a reason other than death, then the Option or SAR may be exercised (to the extent the Participant was entitled to exercise such Option or SAR as of the date of death) by the Participant’s estate, by a person who acquired the right to exercise the Option or SAR by bequest or inheritance or by a person designated to exercise the Option or SAR upon the Participant’s death, but only within the period ending on the earlier of (i) the date 18 months following the date of death (or such longer or shorter period specified in the Award Agreement, which period will not be less than six months if necessary to comply with applicable laws unless such termination is for Cause), and (ii) the expiration of the term of such Option or SAR as set forth in the Award Agreement. If, after the Participant’s death, the Option or SAR is not exercised within the applicable time frame, the Option or SAR (as applicable) will terminate.

A- 5

(k)                 Termination for Cause. Except as explicitly provided otherwise in the applicable Award Agreement or other written agreement between the Participant and the Company, if a Participant’s Continuous Service is terminated for Cause, the Option or SAR will terminate immediately upon such Participant’s termination of Continuous Service, and the Participant will be prohibited from exercising his or her Option or SAR from and after the date of such termination of Continuous Service. If a Participant’s Continuous Service is suspended pending an investigation of the existence of Cause, all of the Participant’s rights under the Option or SAR will also be suspended during the investigation period.

(l)                   Non-Exempt Employees. If an Option or SAR is granted to an Employee who is a non-exempt employee for purposes of the U.S. Fair Labor Standards Act of 1938, as amended, the Option or SAR will not be first exercisable for any shares of Common Stock until at least six months following the date of grant of the Option or SAR (although the Award may vest prior to such date). To the extent consistent with the provisions of the U.S. Worker Economic Opportunity Act, (i) if such non-exempt Employee dies or suffers a Disability, (ii) upon a Corporate Transaction in which such Option or SAR is not assumed, continued, or substituted, or (iii) upon the Participant’s retirement (as such term may be defined in the Participant’s Award Agreement in another agreement between the Participant and the Company, or, if no such definition, in accordance with the Company’s then current employment policies and guidelines), the vested portion of any Options and SARs may be exercised earlier than six months following the date of grant. The foregoing provision is intended to operate so that any income derived by a non-exempt employee in connection with the exercise or vesting of an Option or SAR will be exempt from his or her regular rate of pay. To the extent permitted and/or required for compliance with the U.S. Worker Economic Opportunity Act to ensure that any income derived by a non-exempt employee in connection with the exercise, vesting or issuance of any shares under any other Award will be exempt from the employee’s regular rate of pay, the provisions of this Section 5(l) will apply to all Awards and are hereby incorporated by reference into such Award Agreements.

6.	PROVISIONS OF STOCK AWARDS OTHER THAN OPTIONS AND SARS.

(a)                  Restricted Stock Awards. Each Restricted Stock Award Agreement will be in such form and will contain such terms and conditions as the Board will deem appropriate. To the extent consistent with the Company’s bylaws, at the Board’s election, shares of Common Stock may be (x) held in book entry form subject to the Company’s instructions until any restrictions relating to the Restricted Stock Award lapse; or (y) evidenced by a certificate, which certificate will be held in such form and manner as determined by the Board. The terms and conditions of Restricted Stock Award Agreements may change from time to time, and the terms and conditions of separate Restricted Stock Award Agreements need not be identical. Each Restricted Stock Award Agreement will conform to (through incorporation of the provisions hereof by reference in the agreement or otherwise) the substance of each of the following provisions:

(i)                   Consideration. A Restricted Stock Award may be awarded in consideration for (A) cash, check, bank draft or money order payable to the Company, (B) past services to the Company or an Affiliate, or (C) any other form of legal consideration (including future services) that may be acceptable to the Board, in its sole discretion, and permissible under applicable law.

(ii)                 Vesting. Shares of Common Stock awarded under the Restricted Stock Award Agreement may be subject to forfeiture to the Company in accordance with a vesting schedule to be determined by the Board.

(iii)               Termination of Participant’s Continuous Service. If a Participant’s Continuous Service terminates, the Company may receive through a forfeiture condition or a repurchase right any or all of the shares of Common Stock held by the Participant that have not vested as of the date of termination of Continuous Service under the terms of the Restricted Stock Award Agreement.

(iv)                Transferability. Rights to acquire shares of Common Stock under the Restricted Stock Award Agreement will be transferable by the Participant only upon such terms and conditions as are set forth in the Restricted Stock Award Agreement, as the Board will determine in its sole discretion, so long as Common Stock awarded under the Restricted Stock Award Agreement remains subject to the terms of the Restricted Stock Award Agreement.

(v)                 Dividends. A Restricted Stock Award Agreement may provide that any dividends paid on Restricted Stock will be subject to the same vesting and forfeiture restrictions as apply to the shares of Common Stock subject to the Restricted Stock Award to which they relate.

(b)                 Restricted Stock Unit Awards. Each Restricted Stock Unit Award Agreement will be in such form and will contain such terms and conditions as the Board will deem appropriate. The terms and conditions of Restricted Stock Unit Award Agreements may change from time to time, and the terms and conditions of separate Restricted Stock Unit Award Agreements need not be identical. Each Restricted Stock Unit Award Agreement will conform to (through incorporation of the provisions hereof by reference in the Agreement or otherwise) the substance of each of the following provisions:

A- 6

(i)                   Consideration. At the time of grant of a Restricted Stock Unit Award, the Board will determine the consideration, if any, to be paid by the Participant upon delivery of each share of Common Stock subject to the Restricted Stock Unit Award. The consideration to be paid (if any) by the Participant for each share of Common Stock subject to a Restricted Stock Unit Award may be paid in any form of legal consideration that may be acceptable to the Board in its sole discretion and permissible under applicable law.

(ii)                 Vesting. At the time of the grant of a Restricted Stock Unit Award, the Board may impose such restrictions on or conditions to the vesting of the Restricted Stock Unit Award as it, in its sole discretion, deems appropriate.

(iii)               Payment. A Restricted Stock Unit Award may be settled by the delivery of shares of Common Stock, their cash equivalent, any combination thereof or in any other form of consideration, as determined by the Board and contained in the Restricted Stock Unit Award Agreement.

(iv)                Additional Restrictions. At the time of the grant of a Restricted Stock Unit Award, the Board, as it deems appropriate, may impose such restrictions or conditions that delay the delivery of the shares of Common Stock (or their cash equivalent) subject to a Restricted Stock Unit Award to a time after the vesting of such Restricted Stock Unit Award.

(v)                 Dividend Equivalents. Dividend equivalents may be credited in respect of shares of Common Stock covered by a Restricted Stock Unit Award, as determined by the Board and contained in the Restricted Stock Unit Award Agreement. At the sole discretion of the Board, such dividend equivalents may be converted into additional shares of Common Stock covered by the Restricted Stock Unit Award in such manner as determined by the Board. Any additional shares covered by the Restricted Stock Unit Award credited by reason of such dividend equivalents will be subject to all of the same terms and conditions of the underlying Restricted Stock Unit Award Agreement to which they relate.

(vi)                Termination of Participant’s Continuous Service. Except as otherwise provided in the applicable Restricted Stock Unit Award Agreement, such portion of the Restricted Stock Unit Award that has not vested will be forfeited upon the Participant’s termination of Continuous Service.

(vii)              Termination of Participant’s Continuous Service. Notwithstanding anything to the contrary set forth herein, any Restricted Stock Unit Award granted under the Plan that is not exempt from the requirements of Section 409A of the Code shall contain such provisions so that such Restricted Stock Unit Award will comply with the requirements of Section 409A of the Code. Such restrictions, if any, shall be determined by the Board and contained in the Restricted Stock Unit Award Agreement evidencing such Restricted Stock Unit Award. For example, such restrictions may include, without limitation, a requirement that any Common Stock that is to be issued in a year following the year in which the Restricted Stock Unit Award vests must be issued in accordance with a fixed pre-determined schedule.

(c)                  Performance Stock Awards.

(i)                   Performance Stock Awards. A Performance Stock Award is a Stock Award that is payable (including that may be granted, may vest or may be exercised) contingent upon the attainment during a Performance Period of certain Performance Goals. A Performance Stock Award may but need not require the Participant’s completion of a specified period of Continuous Service. The length of any Performance Period, the Performance Goals to be achieved during the Performance Period, and the measure of whether and to what degree such Performance Goals have been attained will be conclusively determined by the Board or Committee, in its sole discretion. In addition, to the extent permitted by applicable law and the applicable Stock Award Agreement, the Board may determine that cash may be used in payment of Performance Stock Awards.

(ii)                 Board Discretion. The Board retains the discretion to adjust or eliminate the compensation or economic benefit due upon attainment of Performance Goals and to define the manner of calculating the Performance Criteria it selects to use for a Performance Period.

(d)                 Other Stock Awards. Other forms of Stock Awards valued in whole or in part by reference to, or otherwise based on, Common Stock, including the appreciation in value thereof (e.g., options or stock rights with an exercise price or strike price less than 100% of the Fair Market Value of the Common Stock at the time of grant) may be granted either alone or in addition to Stock Awards provided for under Section 5 and the preceding provisions of this Section 6. Subject to the provisions of the Plan, the Board will have sole and complete authority to determine the persons to whom and the time or times at which such Other Stock Awards will be granted, the number of shares of Common Stock (or the cash equivalent thereof) to be granted pursuant to such Other Stock Awards and all other terms and conditions of such Other Stock Awards.

7.	COVENANTS OF THE COMPANY.

(a)                  Availability of Shares. The Company will keep available at all times the number of shares of Common Stock reasonably required to satisfy then-outstanding Stock Awards.

A- 7

(b)                 Compliance with Law. The Company will seek to obtain from each regulatory commission or agency, as necessary, such authority as may be required to grant Stock Awards and to issue and sell shares of Common Stock upon exercise or vesting of the Stock Awards; provided, however, that this undertaking will not require the Company to register under the Securities Act the Plan or other securities or applicable laws, any Stock Award or any Common Stock issued or issuable pursuant to any such Stock Award. If, after reasonable efforts and at a reasonable cost, the Company is unable to obtain from any such regulatory commission or agency the authority that counsel for the Company deems necessary or advisable for the lawful issuance and sale of Common Stock under the Plan, the Company will be relieved from any liability for failure to issue and sell Common Stock upon exercise or vesting of such Stock Awards unless and until such authority is obtained. A Participant will not be eligible for the grant of a Stock Award or the subsequent issuance of cash or Common Stock pursuant to the Stock Award if such grant or issuance would be in violation of any applicable law.

(c)                  No Obligation to Notify or Minimize Taxes. The Company will have no duty or obligation to any Participant to advise such holder as to the time or manner or tax treatment of exercising such Stock Award. Furthermore, the Company will have no duty or obligation to warn or otherwise advise such holder of a pending termination or expiration of a Stock Award or a possible period in which the Stock Award may not be exercised. The Company has no duty or obligation to minimize the tax consequences of a Stock Award to the holder of such Stock Award.

8.	MISCELLANEOUS.

(a)                  Use of Proceeds from Sales of Common Stock. Proceeds from the sale of shares of Common Stock pursuant to Stock Awards will constitute general funds of the Company.

(b)                 Corporate Action Constituting Grant of Stock Awards. Corporate action constituting a grant by the Company of a Stock Award to any Participant will be deemed completed as of the date of such corporate action, unless otherwise determined by the Board, regardless of when the instrument, certificate, or letter evidencing the Stock Award is communicated to, or actually received or accepted by, the Participant. In the event that the corporate records (e.g., Board consents, resolutions or minutes) documenting the corporate action constituting the grant contain terms (e.g., exercise price, vesting schedule or number of shares) that are inconsistent with those in the Stock Award Agreement or related grant documents as a result of a clerical error in the papering of the Stock Award Agreement or related grant documents, the corporate records will control and the Participant will have no legally binding right to the incorrect term in the Stock Award Agreement or related grant documents.

(c)                  Stockholder Rights. No Participant will be deemed to be the holder of, or to have any of the rights of a holder with respect to, any shares of Common Stock subject to a Stock Award unless and until (i) such Participant has satisfied all requirements for exercise of, or the issuance of shares of Common Stock under, the Stock Award pursuant to its terms, and (ii) the issuance of the Common Stock subject to such Stock Award has been entered into the books and records of the Company.

(d)                 No Employment or Other Service Rights. Nothing in the Plan, any Stock Award Agreement or any other instrument executed thereunder or in connection with any Stock Award granted pursuant thereto will confer upon any Participant any right to continue to serve the Company or an Affiliate in the capacity in effect at the time the Stock Award was granted or will affect the right of the Company or an Affiliate to terminate (i) the employment of an Employee with or without notice and with or without cause, (ii) the service of a Consultant pursuant to the terms of such Consultant’s agreement with the Company or an Affiliate, or (iii) the service of a Director pursuant to the bylaws of the Company or an Affiliate, and any applicable provisions of the corporate law of the state in which the Company is incorporated, as the case may be. Furthermore, to the extent the Company is not the employer of a Participant, the grant of a Stock Award will be not establish an employment or other service relationship between the Company and the Participant.

(e)                  Change in Time Commitment. In the event a Participant’s regular level of time commitment in the performance of his or her services for the Company and any Affiliates is reduced (for example, and without limitation, if the Participant is an Employee of the Company and the Employee has a change in status from a full-time Employee to a part-time Employee or takes an extended leave of absence) after the date of grant of any Stock Award to the Participant, the Board has the right in its sole discretion to (x) make a corresponding reduction in the number of shares or cash amount subject to any portion of such Stock Award that is scheduled to vest or become payable after the date of such change in time commitment, and (y) in lieu of or in combination with such a reduction, extend the vesting or payment schedule applicable to such Stock Award. In the event of any such reduction, the Participant will have no right with respect to any portion of the Stock Award that is so reduced.

(f)                   Incentive Stock Option Limitations. To the extent that the aggregate Fair Market Value (determined at the time of grant) of Common Stock with respect to which Incentive Stock Options are exercisable for the first time by any Optionholder during any calendar year (under all plans of the Company and any Affiliates) exceeds U.S. $100,000 (or such other limit established in the Code) or otherwise does not comply with the rules governing Incentive Stock Options, the Options or portions thereof that exceed such limit (according to the order in which they were granted) or otherwise do not comply with such rules will be treated as Nonstatutory Stock Options, notwithstanding any contrary provision of the applicable Option Agreement(s).

A- 8

(g)                 Investment Assurances. The Company may require a Participant, as a condition of exercising or acquiring Common Stock under any Stock Award, (i) to give written assurances satisfactory to the Company as to the Participant’s knowledge and experience in financial and business matters and/or to employ a purchaser representative reasonably satisfactory to the Company who is knowledgeable and experienced in financial and business matters and that such Participant is capable of evaluating, alone or together with the purchaser representative, the merits and risks of exercising the Stock Award; and (ii) to give written assurances satisfactory to the Company stating that the Participant is acquiring Common Stock subject to the Stock Award for the Participant’s own account and not with any present intention of selling or otherwise distributing the Common Stock. The foregoing requirements, and any assurances given pursuant to such requirements, will be inoperative if (A) the issuance of the shares upon the exercise or acquisition of Common Stock under the Stock Award has been registered under a then currently effective registration statement under the Securities Act, or (B) as to any particular requirement, a determination is made by counsel for the Company that such requirement need not be met in the circumstances under the then applicable securities laws. The Company may, upon advice of counsel to the Company, place legends on stock certificates issued under the Plan as such counsel deems necessary or appropriate in order to comply with applicable securities laws, including, but not limited to, legends restricting the transfer of the Common Stock.

(h)                 Withholding. Whenever shares are to be issued in satisfaction of Awards granted under this Plan or a tax event occurs, the Company may require the Participant to remit to the Company, or to the Parent, Subsidiary, or Affiliate, as applicable, employing the Participant an amount sufficient to satisfy applicable U.S. federal, state, local, and international tax or any other tax or social insurance liability (the “Tax-Related Items”) legally due from the Participant prior to the delivery of shares pursuant to exercise or settlement of any Award. Whenever payments in satisfaction of Awards granted under this Plan are to be made in cash, such payment will be net of an amount sufficient to satisfy applicable withholding obligations for Tax-Related Items. Unless prohibited by the terms of a Stock Award Agreement, the Company may, in its sole discretion, require or permit a Participant to satisfy any U.S. federal, state or local tax withholding obligation or other Tax-Related Items legally due from the Participant relating to a Stock Award by any of the following means or by a combination of such means, in whole or in part and without limitation: (i) causing the Participant to tender a cash payment; (ii) withholding shares of Common Stock from the shares of Common Stock issued or otherwise issuable to the Participant in connection with the Stock Award; provided, however, that (A) no shares of Common Stock are withheld with a value exceeding the maximum amount of tax that may be required to be withheld by law (or such other amount as may be permitted while still avoiding classification of the Stock Award as a liability for financial accounting purposes), and (B) with respect to a Stock Award held by any Participant who is subject to the filing requirements of Section 16 of the Exchange Act, any such share withholding must be specifically approved by the Compensation Committee as the applicable method that must be used to satisfy the tax withholding obligation or such share withholding procedure must otherwise satisfy the requirements for an exempt transaction under Section 16(b) of the Exchange Act; (iii) withholding cash from a Stock Award settled in cash; (iv) withholding payment from any amounts otherwise payable to the Participant; (v) by means of a “cashless exercise” pursuant to a program developed under Regulation T as promulgated by the Federal Reserve Board; (vi) delivering to the Company already-owned shares having a Fair Market Value equal to the Tax-Related Items to be withheld; or (vii) by such other method as may be set forth in the Stock Award Agreement. The Company may withhold or account for these Tax-Related Items by considering applicable statutory withholding rates or other applicable withholding rates, including up to the maximum permissible statutory tax rate for the applicable tax jurisdiction, to the extent consistent with applicable laws.

(i)                   Electronic Delivery. Any reference herein to a “written” agreement or document will include any agreement or document delivered electronically, filed publicly at www.sec.gov (or any successor website thereto) or posted on the Company’s intranet (or other shared electronic medium controlled by the Company to which the Participant has access).

(j)                   Deferrals. To the extent permitted by applicable law, the Board, in its sole discretion, may determine that the delivery of Common Stock or the payment of cash, upon the exercise, vesting or settlement of all or a portion of any Stock Award may be deferred and may establish programs and procedures for deferral elections to be made by Participants. Deferrals by Participants will be made in accordance with Section 409A of the Code. Consistent with Section 409A of the Code, the Board may provide for distributions while a Participant is still an employee or otherwise providing services to the Company. The Board is authorized to make deferrals of Stock Awards and determine when, and in what annual percentages, Participants may receive payments, including lump sum payments, following the Participant’s termination of Continuous Service, and implement such other terms and conditions consistent with the provisions of the Plan and in accordance with applicable law.

(k)                 Compliance with Section 409A of the Code. Unless otherwise expressly provided for in a Stock Award Agreement, the Plan and Stock Award Agreements will be interpreted to the greatest extent possible in a manner that makes the Plan and the Stock Awards granted hereunder exempt from Section 409A of the Code, and, to the extent not so exempt, in compliance with Section 409A of the Code. If the Board determines that any Stock Award granted hereunder is not exempt from and is therefore subject to Section 409A of the Code, the Stock Award Agreement evidencing such Stock Award will incorporate the terms and conditions necessary to avoid the consequences specified in Section 409A(a)(1) of the Code, and to the extent a Stock Award Agreement is silent on terms necessary for compliance, such terms are hereby incorporated by reference into the Stock Award Agreement. Notwithstanding anything to the contrary in this Plan (and unless the Stock Award Agreement specifically provides otherwise), if the shares of Common Stock are publicly traded, and if a Participant holding a Stock Award that constitutes “deferred compensation” under Section 409A of the Code is a “specified employee” for purposes of Section 409A of the Code, no distribution or payment of any amount that is due because of a “separation from service” (as defined in Section 409A of the Code without regard to alternative definitions thereunder) will be issued or paid before the date that is six months following the date of such Participant’s “separation from service” or, if earlier, the date of the Participant’s death, unless such distribution or payment can be made in a manner that complies with Section 409A of the Code, and any amounts so deferred will be paid in a lump sum on the day after such six month period elapses, with the balance paid thereafter on the original schedule.

A- 9

(l)                   Exchange Program. Without prior stockholder approval, the Board may engage in an Exchange Program.

(m)                Clawback/Recovery. All Stock Awards granted under the Plan will be subject to recoupment in accordance with any clawback policy that the Company adopts or is required to adopt pursuant to the listing standards of any national securities exchange or association on which the Company’s securities are listed or as is otherwise required by the U.S. Dodd-Frank Wall Street Reform and Consumer Protection Act or other applicable law, and in addition to any other remedies available under such policy and applicable law, may require the cancellation of outstanding Awards and the recoupment of any gains realized with respect to Awards. In addition, the Board may impose such other clawback, recovery or recoupment provisions in a Stock Award Agreement as the Board determines necessary or appropriate, including but not limited to a reacquisition right in respect of previously acquired shares of Common Stock or other cash or property upon the occurrence of an event constituting Cause. No recovery of compensation under such a clawback policy will be an event giving rise to a right to resign for “good reason” or “constructive termination” (or similar term) under any agreement with the Company or an Affiliate.

9.	ADJUSTMENTS UPON CHANGES IN COMMON STOCK; OTHER CORPORATE EVENTS.

(a)                  Capitalization Adjustments. In the event of a Capitalization Adjustment, the Board will appropriately and proportionately adjust: (i) the class(es) and maximum number of securities subject to the Plan pursuant to Section 3(a), (ii) the class(es) and maximum number of securities that may be issued pursuant to the exercise of Incentive Stock Options pursuant to Section 3(c), and (iii) the class(es) and number of securities and price per share of stock subject to outstanding Stock Awards. The Board will make such adjustments, and its determination will be final, binding and conclusive.

(b)                 Dissolution or Liquidation. Except as otherwise provided in the Stock Award Agreement, in the event of a dissolution or liquidation of the Company, all outstanding Stock Awards (other than Stock Awards consisting of vested and outstanding shares of Common Stock not subject to a forfeiture condition or the Company’s right of repurchase) will terminate immediately prior to the completion of such dissolution or liquidation, and the shares of Common Stock subject to the Company’s repurchase rights or subject to a forfeiture condition may be repurchased or reacquired by the Company notwithstanding the fact that the holder of such Stock Award is providing Continuous Service; provided, however, that the Board may, in its sole discretion, cause some or all Stock Awards to become fully vested, exercisable and/or no longer subject to repurchase or forfeiture (to the extent such Stock Awards have not previously expired or terminated) before the dissolution or liquidation is completed but contingent on its completion.

(c)                  Corporate Transaction. The following provisions will apply to Stock Awards in the event of a Corporate Transaction unless otherwise provided in the Stock Award Agreement or any other written agreement between the Company or any Affiliate and the Participant or unless otherwise expressly provided by the Board at the time of grant of a Stock Award. In the event of a Corporate Transaction, then, notwithstanding any other provision of the Plan, the Board may take one or more of the following actions with respect to Stock Awards, contingent upon the closing or completion of the Corporate Transaction:

(i)                   arrange for the surviving corporation or acquiring corporation (or the surviving or acquiring corporation’s parent company) to assume or continue the Stock Award or to substitute a similar stock award for the Stock Award (including, but not limited to, an award to acquire substantially similar consideration paid to the stockholders of the Company pursuant to the Corporate Transaction, after taking into account the existing provisions of the Awards);

(ii)                 arrange for the assignment of any reacquisition or repurchase rights held by the Company in respect of Common Stock issued pursuant to the Stock Award to the surviving corporation or acquiring corporation (or the surviving or acquiring corporation’s parent company);

(iii)               accelerate the vesting, in whole or in part, of the Stock Award (and, if applicable, the time at which the Stock Award may be exercised) to a date prior to the effective time of such Corporate Transaction as the Board determines (or, if the Board does not determine such a date, to the date that is five days prior to the effective date of the Corporate Transaction), which exercise is contingent upon the effectiveness of such Corporate Transaction with such Stock Award terminating if not exercised (if applicable) at or prior to the effective time of the Corporate Transaction; provided, however, that the Board may require Participants to complete and deliver to the Company a notice of exercise before the effective date of a Corporate Transaction, which exercise is contingent upon the effectiveness of such Corporate Transaction;

(iv)                arrange for the lapse, in whole or in part, of any reacquisition or repurchase rights held by the Company with respect to the Stock Award;

(v)                 cancel or arrange for the cancellation of the Stock Award, to the extent not vested or not exercised prior to the effective time of the Corporate Transaction, in exchange for such cash consideration, if any, as the Board, in its sole discretion, may consider appropriate. For clarity, this payment may be $0 if the amount per share (or value of property per share) payable to the holders of Common Stock is equal to or less than the exercise price of the Stock Award. Payments under this provision may be delayed to the same extent that payment of consideration to the holders of Common Stock in connection with the Corporate Transaction is delayed as a result of escrows, earn outs, holdbacks or any other contingencies. In addition, the Board, in its sole discretion, may condition a Participant’s right to receive such payment upon the Participant’s delivery of an agreement (x) acknowledging such escrows, earn outs, holdbacks or other contingencies, (y) appointing a representative to act on the Participant’s behalf following the Corporate Transaction with respect to matters relating to the Corporate Transaction, and/or (z) agreeing to or acknowledging any indemnification obligations required of holders of Common Stock pursuant to the Corporate Transaction.; and

A- 10

(vi)                make a payment, in such form as may be determined by the Board equal to the excess, if any, of (A) the per share amount (or value of property per share) payable to holders of Common Stock in connection with the Corporate Transaction, over (B) the per share exercise price under the applicable Stock Award, multiplied by the number of shares subject to the Stock Award. For clarity, this payment may be zero (U.S. $0) if the amount per share (or value of property per share) payable to the holders of the Common Stock is equal to or less than the exercise price of the Stock Award. In addition, any escrow, holdback, earnout or similar provisions in the definitive agreement for the Corporate Transaction may apply to such payment to the holder of the Stock Award to the same extent and in the same manner as such provisions apply to the holders of Common Stock. Payments under this provision may be delayed to the same extent that payment of consideration to the holders of Common Stock in connection with the Corporate Transaction is delayed as a result of escrows, earn outs, holdbacks or any other contingencies.

(vii)               Except as otherwise stated in a Stock Award Agreement, in the event of a Corporate Transaction, the vesting of Stock Awards (and, with respect to Options and SARs, the time at which such Stock Awards may be exercised) shall (contingent upon the effectiveness of the Corporate Transaction) be accelerated in full to a date prior to the effective time of such Corporate Transaction as the Board shall determine (or, if the Board shall not determine such a date, to the date that is five (5) days prior to the effective time of the Corporate Transaction), and if the surviving corporation or acquiring corporation (or its parent company) does not assume or continue such outstanding Stock Awards or substitute similar stock awards for such outstanding Stock Awards, then with respect to Stock Awards that have not been assumed, continued or substituted, such Stock Awards shall terminate if not exercised (if applicable) at or prior to the effective time of the Corporate Transaction, and any reacquisition or repurchase rights held by the Company with respect to such Stock Awards shall lapse (contingent upon the effectiveness of the Corporate Transaction). The Board need not take the same action or actions with respect to all Stock Awards or portions thereof or with respect to all Participants. The Board may take different actions with respect to different Participants and the vested and unvested portions of a Stock Award.

(viii)            Notwithstanding any provision to the contrary herein, in the event of a Corporate Transaction, the vesting of all Awards granted to Non-Employee Directors will accelerate and such Awards will become exercisable (as applicable) in full prior to the consummation of such event at such times and on such conditions as the Committee determines.

(d)                 Assumption of Awards by the Company. The Company, from time to time, also may substitute or assume outstanding awards granted by another company, whether in connection with an acquisition of such other company or otherwise, by either: (a) granting an Award under this Plan in substitution of such other company’s award, or (b) assuming such award as if it had been granted under this Plan if the terms of such assumed award could be applied to an Award granted under this Plan. Such substitution or assumption will be permissible if the holder of the substituted or assumed award would have been eligible to be granted an Award under this Plan if the other company had applied the rules of this Plan to such grant. In the event the Company assumes an award granted by another company, the terms and conditions of such award will remain unchanged (except that the Purchase Price or the Exercise Price, as the case may be, and the number and nature of Shares issuable upon exercise or settlement of any such Award will be adjusted appropriately pursuant to Section 424(a) of the Code). In the event the Company elects to grant a new Option in substitution rather than assuming an existing option, such new Option may be granted with a similarly adjusted Exercise Price. Substitute Awards will not reduce the number of Shares authorized for grant under the Plan or authorized for grant to a Participant in a calendar year.

(e)                  Additional Provisions. A Stock Award may be subject to additional acceleration of vesting and exercisability upon or after a Corporate Transaction as may be provided in the Stock Award Agreement for such Stock Award or as may be provided in any other written agreement between the Company or any Affiliate and the Participant, but in the absence of such provision, no such acceleration will occur.

(f)                   Appointment of Stockholder Representative. As a condition to the receipt of an Award under this Plan, a Participant will be deemed to have agreed that the Award will be subject to the terms of any agreement governing a Corporate Transaction involving the Company, including, without limitation, a provision for the appointment of a shareholder representative that is authorized to act on the Participant’s behalf with respect to any escrow or other contingent consideration.

(g)                 No Restriction on Right to Undertake Transactions. The grant of any Award under the Plan and the issuance of shares pursuant to any Award does not affect or restrict in any way the right or power of the Company or the stockholders of the Company to make or authorize any adjustment, recapitalization, reorganization or other change in the Company’s capital structure or its business, any merger or consolidation of the Company, any issue of stock or of options, Options or rights to purchase stock or of bonds, debentures, preferred or prior preference stocks whose rights are superior to or affect the Common Stock or the rights thereof or which are convertible into or exchangeable for Common Stock, or the dissolution or liquidation of the Company, or any sale or transfer of all or any part of its assets or business, or any other corporate act or proceeding, whether of a similar character or otherwise.

A- 11

10.	TERMINATION OR SUSPENSION OF THE PLAN.

(a)                  Plan Term. The Board may suspend or terminate the Plan at any time. Unless terminated sooner by the Board, the Plan will automatically terminate on the day before the 10th anniversary of the earlier of (i) the Adoption Date, or (ii) the date the Plan is approved by the stockholders of the Company. No Stock Awards may be granted under the Plan while the Plan is suspended or after it is terminated.

(b)                 No Impairment of Rights. Suspension or termination of the Plan will not impair rights and obligations under any Stock Award granted while the Plan is in effect except with the written consent of the affected Participant or as otherwise permitted in the Plan.

11.	EFFECTIVE DATE OF THE PLAN; TIMING OF FIRST AWARD, GRANT OR EXERCISE.

The Plan will become effective on the Effective Date; provided, however, that no Awards may be granted prior to the Effective Date. In addition:  (a) no Stock Award will be exercised (or, in the case of a Restricted Stock Award, Restricted Stock Unit Award, Performance Stock Award, or Other Stock Award, will be granted) unless and until the Plan has been approved by the stockholders of the Company, which approval will be within 12 months before or after the Adoption Date; (b) no Award may be granted, issued or made under the Plan until such time as the Fair Market Value of the Common Stock has been equal to or greater than $5.00 per share for at least ten (10) consecutive Trading Days, after which time Awards may be made under the Plan without regard to any subsequent increase or decrease in the Fair Market Value of the Common Stock; and (c) no Award may be granted, issued or made under the Plan from the Effective Date until January 1, 2020, which is the first Evergreen Date on which the Share Reserve increases.

12.	CHOICE OF LAW.

The law of the State of Delaware shall govern all questions concerning the construction, validity and interpretation of this Plan, without regard to that state’s conflict of laws rules.

13.	AUTOMATIC GRANTS TO NON-EMPLOYEE DIRECTORS.

(a)                  Eligibility. Non-Employee Directors are eligible for Options granted pursuant to this Section 13. Notwithstanding the foregoing, this Section 13 does not limit the ability of the Board to grant discretionary Awards to Non-Employee Directors.

(b)                 Initial Grant. Subject in all events to the provisions of Section 11 above, each Non-Employee Director who first becomes a member of the Board after the Effective Date will automatically be granted an Option to purchase fifty thousand (50,000) Shares on the date such Non-Employee Director first becomes a member of the Board. Each Option granted pursuant to this Section 13(b) shall be called an “Initial Grant.”

(c)                  Succeeding Grant. Subject in all events to the provisions of Section 11 above, on the first business day following the annual meeting of the Company’s Stockholders, each Non-Employee Director who is continuing in service as a member of the Board will on the first business day following such annual meeting of stockholders automatically be granted an Option to purchase thirty thousand (30,000) Shares. Each Option granted pursuant to this Section 13(c) shall be called a “Succeeding Grant”.

(d)                 Vesting and Exercisability.

(i)                   Initial Grants. Initial Grants shall vest and become exercisable as to 1/36 of the total Shares subject to the Initial Grant on each monthly anniversary of the date of grant, such that Initial Grants are fully vested and exercisable on the third anniversary of the date of grant, so long as the Non-Employee Director continuously remains a director, consultant or employee of the Company.

(ii)                 Succeeding Grants. Succeeding Grants shall vest and become exercisable as to 1/12 of the total Shares subject to the Succeeding Grant on each monthly anniversary of the date of grant, such that Succeeding Grants are fully vested and exercisable on the first anniversary of the date of grant, so long as the Non-Employee Director continuously remains a director, consultant or employee of the Company.

(iii)               Corporate Transaction. In the event of a Corporate Transaction, the vesting of all Options granted to Non-Employee Directors pursuant to this Section 13 whose service as a director has not terminated before the consummation of the Corporate Transaction shall accelerate and such Options will become exercisable in full immediately prior to the consummation of the Corporate Transaction at such times and on such conditions as the Committee determines.

(e)                  Form of Option Grant. Each Option granted under this Section 13 shall be a NSO and shall be evidenced by a Non-Employee Director Stock Award Agreement in such form as the Board from time to time approve and which shall comply with and be subject to the terms and conditions of this Plan.

(f)                   Exercise Price. The Exercise Price per Share of each Option granted under this Section 13 shall be the Fair Market Value of the Share on the date the Option is granted.

A- 12

(g)                 Termination of Option. Except as provided in Section 13.(d)(iii) or this Section 13(g), each Option granted under this Section 13 shall expire ten (10) years after its date of grant. The date on which the Non-Employee Director ceases to be a member of the Board, a consultant or employee of the Company shall be referred to as the “Non-Employee Director Termination Date” for purposes of this Section 13(g). An Option may be exercised after the Non-Employee Director Termination Date only as set forth below:

(i)                   Termination Generally. If the Non-Employee Director ceases to be a member of the Board, consultant or employee of the Company for any reason except death, Disability or a Corporate Transaction, each Initial Grant and Succeeding Grant, to the extent then vested pursuant to Section 13(d) above, then held by such Non-Employee Director may be exercised by the Non-Employee Director within twelve (12) months after the Non-Employee Director Termination Date, but in no event later than the Expiration Date.

(ii)                 Death. If the Non-Employee Director ceases to be a member of the Board, consultant or employee of the Company because of his or her death, then each Initial Grant and Succeeding Grant, to the extent then vested pursuant to Section 13(d) above, then held by such Non-Employee Director, may be exercised by the Non-Employee Director or his or her legal representative within twelve (12) months after the Non-Employee Director Termination Date, but in no event later than the Expiration Date.

(iii)               Disability. If the Non-Employee Director ceases to be a member of the Board, consultant or employee of the Company because of his or her Disability, then each Initial Grant and Succeeding Grant, to the extent then vested pursuant to Section 13(d) above, then held by such Non-Employee Director, may be exercised by the Non-Employee Director or his or her legal representative within twelve (12) months after the Non-Employee Director Termination Date, but in no event later than the Expiration Date.

(iv)                Corporate Transaction. If the Non-Employee Director ceases to be a member of the Board, consultant or employee of the Company because of a Corporate Transaction, then unless otherwise determined by the Board pursuant to the provisions of Section 9(c) above, each Initial Grant and Succeeding Grant, to the extent then vested pursuant to Section 13(d) above, then held by such Non-Employee Director, may be exercised by the Non-Employee Director or his or her legal representative within twelve (12) months after the Non-Employee Director Termination Date (unless otherwise determined by the Board pursuant to Section 9(c) above), but in no event later than the Expiration Date.

14.	CASH AWARDS.

A Cash Award (“Cash Award”) is an award that is denominated in, or payable to an eligible Participant solely in, cash, as deemed by the Committee to be consistent with the purposes of the Plan. Cash Awards shall be subject to the terms, conditions, restrictions and limitations determined by the Committee, in its sole discretion, from time to time. Awards granted pursuant to this Section may be granted with value and payment contingent upon the achievement of Performance Goals.

15.	DEFINITIONS.

As used in the Plan, the definitions contained in this Section 15 shall apply to the capitalized terms indicated below:

(a)                  “Adoption Date” means the date the Plan is adopted by the Board.

(b)                 “Affiliate” means, at the time of determination, any “parent” or “subsidiary” of the Company as such terms are defined in Rule 405 of the Securities Act. The Board will have the authority to determine the time or times at which “parent” or “subsidiary” status is determined within the foregoing definition.

(c)                  “Board” means the Board of Directors of the Company.

(d)                 “Capital Stock” means each and every class of common stock of the Company, regardless of the number of votes per share.

(e)                  “Capitalization Adjustment” means any change that is made in, or other events that occur with respect to, the Common Stock subject to the Plan or subject to any Stock Award after the Adoption Date without the receipt of consideration by the Company through merger, consolidation, reorganization, recapitalization, reincorporation, stock dividend, dividend in property other than cash, large nonrecurring cash dividend, stock split, reverse stock split, liquidating dividend, combination of shares, exchange of shares, change in corporate structure or any similar equity restructuring transaction, as that term is used in Statement of Financial Accounting Standards Board Accounting Standards Codification Topic 718 (or any successor thereto). Notwithstanding the foregoing, the conversion of any convertible securities of the Company will not be treated as a Capitalization Adjustment.

(f)                   “Cause” will have the meaning ascribed to such term in any written agreement between the Participant and the Company defining such term and, in the absence of such agreement, such term means, with respect to a Participant, the occurrence of any of the following events: (i) such Participant’s commission of any felony or any crime involving fraud, dishonesty or moral turpitude under the laws of the United States, any state thereof, or any applicable foreign jurisdiction; (ii) such Participant’s attempted commission of, or participation in, a fraud or act of dishonesty against the Company or any Affiliate; (iii) such Participant’s intentional, material violation of any contract or agreement between the Participant and the Company or any Affiliate, of any policy of the Company or any Affiliate applicable to Participant or of any statutory or fiduciary duty owed to the Company or any Affiliate; (iv) such Participant’s unauthorized use or disclosure of the Company’s or any Affiliate’s confidential information or trade secrets; or (v) such Participant’s gross misconduct. The determination that a termination of the Participant’s Continuous Service is either for Cause or without Cause shall be made by the Company in its sole discretion. Any determination by the Company that the Continuous Service of a Participant was terminated by reason of dismissal without Cause for the purposes of outstanding Stock Awards held by such Participant shall have no effect upon any determination of the rights or obligations of the Company or such Participant for any other purpose.

A- 13

(g)                 “Code” means the Internal Revenue Code of 1986, as amended, including any applicable regulations and guidance thereunder.

(h)                   “Committee” means a committee of one or more Directors to whom authority has been delegated by the Board in accordance with Section 2(c).

(i)                   “Common Stock” means the Common Stock of the Company.

(j)                 “Company” means Adamis Pharmaceuticals Corporation, a Delaware corporation.

(k)                   “Consultant” means any person, including an advisor, who is (i) engaged by the Company or an Affiliate to render consulting or advisory services and is compensated for such services, or (ii) serving as a member of the board of directors of an Affiliate and is compensated for such services. However, service solely as a Director, or payment of a fee for such service, will not cause a Director to be considered a “Consultant” for purposes of the Plan. Notwithstanding the foregoing, a person is treated as a Consultant under this Plan only if a Form S-8 Registration Statement under the Securities Act is available to register either the offer or the sale of the Company’s securities to such person.

(l)                “Continuous Service” means that the Participant’s service with the Company or an Affiliate, whether as an Employee, Director or Consultant, is not interrupted or terminated. A change in the capacity in which the Participant renders service to the Company or an Affiliate as an Employee, Consultant or Director or a change in the Entity for which the Participant renders such service, provided that there is no interruption or termination of the Participant’s service with the Company or an Affiliate, will not terminate a Participant’s Continuous Service; provided, however, that if the Entity for which a Participant is rendering services ceases to qualify as an Affiliate, as determined by the Board, in its sole discretion, such Participant’s Continuous Service will be considered to have terminated on the date such Entity ceases to qualify as an Affiliate. For example, a change in status from an Employee of the Company to a Consultant of an Affiliate or to a Director will not constitute an interruption of Continuous Service. To the extent permitted by law, the Board or the chief executive officer of the Company, in that party’s sole discretion, may determine whether Continuous Service will be considered interrupted in the case of (i) any leave of absence approved by the Board or chief executive officer, including sick leave, military leave or any other personal leave, or (ii) transfers between the Company, an Affiliate, or their successors. Notwithstanding the foregoing, a leave of absence will be treated as Continuous Service for purposes of vesting in a Stock Award only to such extent as may be provided in the Company’s leave of absence policy, in the written terms of any leave of absence agreement or policy applicable to the Participant, or as otherwise required by law. In addition, to the extent required for exemption from or compliance with Section 409A of the Code, the determination of whether there has been a termination of Continuous Service will be made, and such term will be construed, in a manner that is consistent with the definition of “separation from service” as defined under Treasury Regulation Section 1.409A-1(h) (without regard to any alternative definition thereunder).

(m)                 “Corporate Transaction” means the occurrence, in a single transaction or in a series of related transactions, of any one or more of the following events:

(i)                   a change in the ownership of the Company which occurs on the date that any Exchange Act Person becomes the Owner, directly or indirectly, of securities of the Company that, together with stock held by such Exchange Act Person, represents more than 50% of the total combined voting power of the Company’s then outstanding securities other than by virtue of a merger, consolidation or similar transaction, provided, however, that for purposes of this subclause (i) the acquisition of additional securities by any one Exchange Act Person who is considered to own more than 50% of the combined voting power of the securities of the Company will not be considered a Corporate Transaction. Notwithstanding the foregoing, a Corporate Transaction will not be deemed to occur (A) on account of the acquisition of securities of the Company directly from the Company, (B) on account of the acquisition of securities of the Company by an investor, any affiliate thereof or any other Exchange Act Person that acquires the Company’s securities in a transaction or series of related transactions the primary purpose of which is to obtain financing for the Company through the issuance of equity securities, or (C) solely because the level of Ownership held by any Exchange Act Person (the “Subject Person”) exceeds the designated percentage threshold of the outstanding voting securities as a result of a repurchase or other acquisition of voting securities by the Company reducing the number of shares outstanding, provided that if a Corporate Transaction would occur (but for the operation of this sentence) as a result of the acquisition of voting securities by the Company, and after such share acquisition, the Subject Person becomes the Owner of any additional voting securities that, assuming the repurchase or other acquisition had not occurred, increases the percentage of the then outstanding voting securities Owned by the Subject Person over the designated percentage threshold, then a Corporate Transaction will be deemed to occur;

A- 14

(ii)                 a change in the ownership of the Company which occurs when there is consummated a merger, consolidation or similar transaction involving (directly or indirectly) the Company and, immediately after the consummation of such merger, consolidation or similar transaction, the stockholders of the Company immediately prior thereto do not Own, directly or indirectly, either (A) outstanding voting securities representing more than 50% of the combined outstanding voting power of the surviving Entity in such merger, consolidation or similar transaction or (B) more than 50% of the combined outstanding voting power of the parent of the surviving Entity in such merger, consolidation or similar transaction, in each case in substantially the same proportions as their Ownership of the outstanding voting securities of the Company immediately prior to such transaction;

(iii)               a change in the ownership of all or substantially all of the Company’s assets which occurs when there is consummated a sale or other disposition of all or substantially all of the consolidated assets of the Company and its Subsidiaries, other than a sale, lease, license or other disposition of all or substantially all of the consolidated assets of the Company and its Subsidiaries to an Entity, more than 50% of the combined voting power of the voting securities of which are Owned by stockholders of the Company in substantially the same proportions as their Ownership of the outstanding voting securities of the Company immediately prior to such sale, lease, license or other disposition; or

(iv)                a change in the effective control of the Company that occurs when individuals who, on the date the Plan is adopted by the Board, are members of the Board (the “Incumbent Board”) cease for any reason to constitute at least a majority of the members of the Board; provided, however, that if the appointment or election (or nomination for election) of any new Board member was approved or recommended by a majority vote of the members of the Incumbent Board then still in office, such new member will, for purposes of this Plan, be considered as a member of the Incumbent Board. For purpose of this subclause (iv), if any Person is considered to be in effective control of the Company, the acquisition of additional control of the Company by the same Person will not be considered a Corporate Transaction. For purposes of this definition, Persons will be considered to be acting as a group if they are owners of a corporation that enters into a merger, consolidation, purchase, or acquisition of stock, or similar business transaction with the Company.

Notwithstanding the foregoing or any other provision of the Plan, the term Corporate Transaction will not include a sale of assets, merger or other transaction effected exclusively for the purpose of changing the domicile of the Company and the definition of Corporate Transaction (or any analogous term, including without limitation Change in Control or Change of Control) in an individual written agreement between the Company or any Affiliate and the Participant will supersede the foregoing definition with respect to Stock Awards subject to such agreement; provided, however, that if no definition of Corporate Transaction or any analogous term is set forth in such an individual written agreement, the foregoing definition will apply. To the extent required for compliance with Section 409A of the Code, in no event will a Corporate Transaction be deemed to have occurred if such transaction is not also a “change in the ownership or effective control of” the Company or “a change in the ownership of a substantial portion of the assets of” the Company as determined under Treasury Regulations Section 1.409A-3(i)(5) (without regard to any alternative definition thereunder). The Board may, in its sole discretion and without a Participant’s consent, amend the definition of “Corporate Transaction” to conform to the definitions of change in control or other similar terms under Section 409A of the Code, and the regulations thereunder. Notwithstanding the foregoing, to the extent that any amount constituting deferred compensation (as defined in Section 409A of the Code) would become payable under this Plan by reason of a Corporate Transaction, such amount will become payable only if the event constituting a Corporate Transaction would also qualify as a change in ownership or effective control of the Company or a change in the ownership of a substantial portion of the assets of the Company, each as defined within the meaning of Code Section 409A, as it has been and may be amended from time to time, and any proposed or final Treasury Regulations and IRS guidance that has been promulgated or may be promulgated thereunder from time to time.

(n)                 “Director” means a member of the Board.

(o)                 “Disability” means, with respect to a Participant, the inability of such Participant to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment that can be expected to result in death or that has lasted or can be expected to last for a continuous period of not less than 12 months, as provided in Sections 22(e)(3) and 409A(a)(2)(c)(i) of the Code, and will be determined by the Board on the basis of such medical evidence as the Board deems warranted under the circumstances.

(p)                 “Effective Date” means the date on which this Plan is approved by the Board or by the stockholders of the Company, whichever occurs earlier.

(q)                   “Employee” means any person employed by the Company or an Affiliate. However, service solely as a Director, or payment of a fee for such services, will not cause a Director to be considered an “Employee” for purposes of the Plan.

(r)                  “Entity” means a corporation, partnership, limited liability company or other entity.

(s)                   “Exchange Act” means the U.S. Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder.

(t)                 “Exchange Act Person” means any natural person, Entity or “group” (within the meaning of Section 13(d) or 14(d) of the Exchange Act), except that “Exchange Act Person” will not include (i) the Company or any Subsidiary of the Company, (ii) any employee benefit plan of the Company or any Subsidiary of the Company or any trustee or other fiduciary holding securities under an employee benefit plan of the Company or any Subsidiary of the Company, (iii) an underwriter temporarily holding securities pursuant to a registered public offering of such securities, (iv) an Entity Owned, directly or indirectly, by the stockholders of the Company in substantially the same proportions as their Ownership of stock of the Company; or (v) any natural person, Entity or “group” (within the meaning of Section 13(d) or 14(d) of the Exchange Act) that, as of the Effective Date, is the Owner, directly or indirectly, of securities of the Company representing more than 50% of the combined voting power of the Company’s then outstanding securities.

A- 15

(u)                 “Fair Market Value” means, as of any date, the value of the Common Stock determined as follows:

(i)                   If the Common Stock is listed on any established stock exchange or traded on any established market, the Fair Market Value of a share of Common Stock will be, unless otherwise determined by the Board, the closing sales price for such stock as quoted on such exchange or market (or the exchange or market with the greatest volume of trading in the Common Stock) on the date of determination, as reported in a source the Board deems reliable.

(ii)                 Unless otherwise provided by the Board, if there is no closing sales price for the Common Stock on the date of determination, then the Fair Market Value will be the closing selling price on the last preceding date for which such quotation exists.

(iii)               In the absence of such markets for the Common Stock, the Fair Market Value will be determined by the Board in good faith and in a manner that complies with Sections 409A and 422 of the Code.

(v)                “Incentive Stock Option” means an option granted pursuant to Section 5 of the Plan that is intended to be, and qualifies as, an “incentive stock option” within the meaning of Section 422 of the Code.

(w)                 “IPO Date” means the date of the underwriting agreement between the Company and the underwriter(s) managing the initial public offering of the Common Stock, pursuant to which the Common Stock is priced for the initial public offering.

(x)                 “Non-Employee Director” means a Director who either (i) is not a current employee or officer of the Company or an Affiliate, does not receive compensation, either directly or indirectly, from the Company or an Affiliate for services rendered as a consultant or in any capacity other than as a Director (except for an amount as to which disclosure would not be required under Item 404(a) of Regulation S-K promulgated pursuant to the Securities Act (“Regulation S-K”)), does not possess an interest in any other transaction for which disclosure would be required under Item 404(a) of Regulation S-K, and is not engaged in a business relationship for which disclosure would be required pursuant to Item 404(b) of Regulation S-K; or (ii) is otherwise considered a “non-employee director” for purposes of Rule 16b-3.

(y)                  “Nonstatutory Stock Option” means any Option granted pursuant to Section 5 of the Plan that does not qualify as an Incentive Stock Option.

(z)               “Officer” means a person who is designated by the Company as an officer within the meaning of Section 16 of the Exchange Act.

(aa)              “Option” means an Incentive Stock Option or a Nonstatutory Stock Option to purchase shares of Common Stock granted pursuant to the Plan.

(bb)               “Option Agreement” means a written agreement between the Company and an Optionholder evidencing the terms and conditions of an Option grant. Each Option Agreement will be subject to the terms and conditions of the Plan.

(cc)              “Optionholder” means a person to whom an Option is granted pursuant to the Plan or, if applicable, such other person who holds an outstanding Option.

(dd)               “Other Stock Award” means an award based in whole or in part by reference to the Common Stock which is granted pursuant to the terms and conditions of Section 6(d).

(ee)                “Other Stock Award Agreement” means a written agreement between the Company and a holder of an Other Stock Award evidencing the terms and conditions of an Other Stock Award grant. Each Other Stock Award Agreement will be subject to the terms and conditions of the Plan.

(ff)              “Own,” “Owned,” “Owner,” “Ownership” means a person or Entity will be deemed to “Own,” to have “Owned,” to be the “Owner” of, or to have acquired “Ownership” of securities if such person or Entity, directly or indirectly, through any contract, arrangement, understanding, relationship or otherwise, has or shares voting power, which includes the power to vote or to direct the voting, with respect to such securities.

A- 16

(gg)              “Parent” means any corporation (other than the Company) in an unbroken chain of corporations ending with the Company, if each of the corporations other than the Company owns stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other corporations in such chain. A corporation that attains the status of a Parent on a date after the adoption of the Plan shall be considered a Parent commencing as of such date.

(hh)                 “Participant” means a person to whom a Stock Award is granted pursuant to the Plan or, if applicable, such other person who holds an outstanding Stock Award.

(ii)                 “Performance Criteria” means the one or more criteria that the Board or Committee (as applicable) will select for purposes of establishing the Performance Goals for a Performance Period. The Performance Criteria that will be used to establish such Performance Goals may be based on any one of, or combination of, the following as determined by the Board or Committee (as applicable): (1) earnings (including earnings per share and net earnings); (2) earnings before interest, taxes, depreciation and amortization; (3) total stockholder return; (4) return on equity or average stockholder’s equity; (5) return on assets, investment, or capital employed; (6) stock price; (7) margin (including gross margin); (8) income (before or after taxes); (9) operating income; (10) operating income after taxes; (11) pre-tax profit; (12) operating cash flow; (13) sales or revenue targets; (14) increases in revenue or product revenue; (15) expenses and cost reduction goals; (16) improvement in or attainment of working capital levels; (17) economic value added (or an equivalent metric); (18) market share; (19) cash flow; (20) cash flow per share; (21) share price performance; (22) debt reduction; (23) customer satisfaction; (24) stockholders’ equity; (25) capital expenditures; (26) debt levels; (27) operating profit or net operating profit; (28) workforce diversity; (29) growth of net income or operating income; (30) billings; (31) implementation or completion of projects or processes; (32) financing; (33) regulatory milestones; (34) stockholder liquidity; (35) corporate governance and compliance; (36) product commercialization; (37) intellectual property; (38) personnel matters; (39) progress of internal research or clinical programs; (40) progress of partnered programs; (41) partner satisfaction; (42) budget management; (43) clinical achievements; (44) completing phases of a clinical study (including the treatment phase); (45) announcing or presenting preliminary or final data from clinical studies; in each case, whether on particular timelines or generally; (46) timely completion of clinical trials; (47) submission of Device Master File(s) and other regulatory achievements; (48) partner or collaborator achievements; (49) internal controls, including those related to the Sarbanes-Oxley Act of 2002; (50) research progress, including the development of programs; (51) investor relations, analysts and communication; (52) manufacturing achievements (including obtaining particular yields from manufacturing runs and other measurable objectives related to process development activities); (53) strategic partnerships or transactions (including in-licensing and out-licensing of intellectual property; (54) establishing relationships with commercial entities with respect to the marketing, distribution and sale of the Company’s products and services (including with group purchasing organizations, distributors and other vendors); (55) supply chain achievements (including establishing relationships with manufacturers, suppliers and other services providers of the Company’s products and services); (56) co-development, co-marketing, profit sharing, joint venture or other similar arrangements; (57) individual performance goals; (58) corporate development and planning goals; and (59) other measures of performance selected by the Board or Committee.

(jj)              “Performance Goals” means, for a Performance Period, the one or more goals established by the Board or Committee (as applicable) for the Performance Period based upon the Performance Criteria. Performance Goals may be based on a Company-wide basis, with respect to one or more business units, divisions, Affiliates, or business segments, and in either absolute terms or relative to the performance of one or more comparable companies or the performance of one or more relevant indices. Unless specified otherwise by the Board or Committee (as applicable) (i) in the Stock Award Agreement at the time the Stock Award is granted or (ii) in such other document setting forth the Performance Goals at the time the Performance Goals are established, the Board or Committee (as applicable) will appropriately make adjustments in the method of calculating the attainment of Performance Goals for a Performance Period as follows: (1) to exclude restructuring and/or other nonrecurring charges; (2) to exclude exchange rate effects; (3) to exclude the effects of changes to generally accepted accounting principles; (4) to exclude the effects of any statutory adjustments to corporate tax rates; (5) to exclude the effects of items that are “unusual” in nature or occur “infrequently” as determined under generally accepted accounting principles; (6) to exclude the dilutive effects of acquisitions or joint ventures; (7) to assume that any business divested by the Company achieved performance objectives at targeted levels during the balance of a Performance Period following such divestiture; (8) to exclude the effect of any change in the outstanding shares of common stock of the Company by reason of any stock dividend or split, stock repurchase, reorganization, recapitalization, merger, consolidation, spin-off, combination or exchange of shares or other similar corporate change, or any distributions to common stockholders other than regular cash dividends; (9) to exclude the effects of stock based compensation and the award of bonuses under the Company’s bonus plans; (10) to exclude costs incurred in connection with potential acquisitions or divestitures that are required to be expensed under generally accepted accounting principles; (11) to exclude the goodwill and intangible asset impairment charges that are required to be recorded under generally accepted accounting principles and (12) to exclude the effect of any other unusual, nonrecurring gain or loss or other extraordinary item. In addition, the Board or Committee (as applicable) retains the discretion to reduce or eliminate the compensation or economic benefit due upon attainment of Performance Goals and to define the manner of calculating the Performance Criteria it selects to use for such Performance Period. Partial achievement of the specified criteria may result in the payment or vesting corresponding to the degree of achievement as specified in the Stock Award Agreement.

(kk)                 “Performance Period” means the period of time selected by the Board or Committee (as applicable) over which the attainment of one or more Performance Goals will be measured for the purpose of determining a Participant’s right to and the payment of a Stock Award. Performance Periods may be of varying and overlapping duration, at the sole discretion of the Board or Committee (as applicable).

A- 17

(ll)          “Performance Stock Award” means a Stock Award granted under the terms and conditions of Section 6(c)(i).

(mm)              “Plan” means this Adamis Pharmaceuticals Corporation 2019 Equity Incentive Plan, as it may be amended from time to time.

(nn)              “Restricted Stock Award” means an award of shares of Common Stock which is granted pursuant to the terms and conditions of Section 6(a).

(oo)              “Restricted Stock Award Agreement” means a written agreement between the Company and a holder of a Restricted Stock Award evidencing the terms and conditions of a Restricted Stock Award grant. Each Restricted Stock Award Agreement will be subject to the terms and conditions of the Plan.

(pp)              “Restricted Stock Unit Award” means a right to receive shares of Common Stock which is granted pursuant to the terms and conditions of Section 6(b).

(qq)                “Restricted Stock Unit Award Agreement” means a written agreement between the Company and a holder of a Restricted Stock Unit Award evidencing the terms and conditions of a Restricted Stock Unit Award grant. Each Restricted Stock Unit Award Agreement will be subject to the terms and conditions of the Plan.

(rr)                “Rule 16b-3” means Rule 16b-3 promulgated under the Exchange Act or any successor to Rule 16b-3, as in effect from time to time.

(ss)                 “Securities Act” means the Securities Act of 1933, as amended.

(tt)              “Stock Appreciation Right” or “SAR” means a right to receive the appreciation on Common Stock that is granted pursuant to the terms and conditions of Section 5.

(uu)              “Stock Appreciation Right Agreement” means a written agreement between the Company and a holder of a Stock Appreciation Right evidencing the terms and conditions of a Stock Appreciation Right grant. Each Stock Appreciation Right Agreement will be subject to the terms and conditions of the Plan.

(vv)           “Stock Award” or “Award” means any right to receive Common Stock granted under the Plan, including an Incentive Stock Option, a Nonstatutory Stock Option, a Restricted Stock Award, a Restricted Stock Unit Award, a Stock Appreciation Right, a Performance Stock Award or any Other Stock Award.

(ww)              “Stock Award Agreement” means a written agreement between the Company and a Participant evidencing the terms and conditions of a Stock Award grant. Each Stock Award Agreement will be subject to the terms and conditions of the Plan.

(xx)              “Subsidiary” means, with respect to the Company, (i) any corporation of which more than 50% of the outstanding capital stock having ordinary voting power to elect a majority of the board of directors of such corporation (irrespective of whether, at the time, stock of any other class or classes of such corporation will have or might have voting power by reason of the happening of any contingency) is at the time, directly or indirectly, Owned by the Company, and (ii) any partnership, limited liability company or other entity in which the Company has a direct or indirect interest (whether in the form of voting or participation in profits or capital contribution) of more than 50%.

(yy)               “Ten Percent Stockholder” means a person who Owns (or is deemed to Own pursuant to Section 424(d) of the Code) stock possessing more than 10% of the total combined voting power of all classes of stock of the Company or any Affiliate.

(zz)            “Trading Day” means a day on which the principal Trading Market is open for trading, and “Trading Market” means any of the following markets or exchanges on which the Common Stock is listed or quoted for trading on the date in question: the NYSE MKT, the Nasdaq Capital Market, the Nasdaq Global Market, the Nasdaq Global Select Market, the New York Stock Exchange, OTCQB or OTCQX (or any successors to any of the foregoing).

A- 18

Appendix B

AMENDED AND RESTATED CHARTER OF THE
AUDIT COMMITTEE OF THE
BOARD OF DIRECTORS OF
ADAMIS PHARMACEUTICALS CORPORATION

The Board of Directors (the “Board”) of Adamis Pharmaceuticals Corporation (the “Company”) hereby sets forth the authority and responsibilities of the Audit Committee (the “Committee”) as described below, subject to amendment by the Board from time to time:

Section 1. STATEMENT OF PURPOSE

1.1.	The Committee is established for the primary purpose of:
(a)	appointing, overseeing and replacing, if necessary, the Company’s independent registered public accounting firm (the “independent auditor”);
(b)	assisting the Board in overseeing:
(i)	the integrity of the Company’s financial statements,
(ii)	the integrity of the accounting and financial reporting processes of the Company,
(iii)	the Company’s compliance with legal and regulatory requirements,
(iv)	the independent auditor’s qualifications and independence and
(v)	the performance of the Company’s independent auditor and internal audit function (if any); and
(c)	preparing the report of the Committee that the Securities and Exchange Commission (the “SEC”) requires to be included in the Company’s annual proxy statement.
1.2.	Company management is responsible for preparing the Company’s financial statements and the independent auditor is responsible for auditing those financial statements. It is not the duty of the Committee to plan or conduct the audit or to determine that the Company’s statements are complete and accurate or are in accordance with generally accepted accounting principles in the United States (“GAAP”). Nothing in this Audit Committee Charter (this “Charter”) changes, or is intended to change, the responsibilities of management or the independent auditor. Moreover, nothing in this Charter is intended to increase the liability of the members of the Committee beyond that which would exist were this Charter not adopted and approved by the Board.
1.3.	The Committee has the direct and sole responsibility for the appointment, compensation, oversight and replacement, if necessary, of the independent auditor, including the resolution of disagreements between management and the independent auditor regarding financial reporting.
1.4.	The Committee will encourage improvement of, and foster adherence to, the Company’s policies and procedures.
1.5.	The Committee will also foster open communication among the independent auditor, financial and senior management, the internal audit function (if any), and the Board.

Section 2. oRGANIZATION

2.1.	Independence. The Committee will be comprised of three or more directors as determined by the Board and each such Committee member will satisfy the listing requirements of The NASDAQ Stock Market (“NASDAQ”). The Committee will have all independent members.
2.2.	Qualifications. Each member of the Committee shall be familiar with finance and accounting practice and principles and shall be financially literate at the time of his or her appointment, as determined by the Board in its business judgment. Furthermore, at least one member of the Committee will be an “audit committee financial expert,” as such a term is defined by the SEC, as determined by the Board in its business judgment or, if not, the Company shall disclose its lack of an “audit committee financial expert” and the reasons why it does not have one in its required filings with the SEC. Committee members will be encouraged to enhance their familiarity with finance and accounting.
2.3.	Election and Removal. The members of the Committee shall be elected by the Board, on the recommendation of the Nominating and Corporate Governance Committee, to serve until their successors are elected. The Board shall designate one member as chairperson of the Committee (the “Chairperson”) or delegate the authority to designate the Chairperson to the Committee, in which case the members of the Committee may designate the Chairperson by majority vote. The Board may remove members of the Committee from such Committee at any time, with or without cause. In the event that the removal or resignation of a Committee member, or any other occurrence which renders a member unable to discharge his or her duties with the respect to the Committee, causes the number of members then serving on the Committee to be fewer than three, the Board shall promptly designate a successor.
B- 1

2.4.	Service on Multiple Audit Committees. A Committee member shall disclose to the Board any position he or she holds on the audit committee of another public company, including any invitations he or she receives to sit on another public company’s audit committee. The Board shall determine whether or not the Committee member’s service on another company’s audit committee impairs such member’s ability to serve on the Company’s Committee. Committee members should be a member of no more than five public company audit committees; however, the Board may waive this limit in its discretion.
2.5.	Subcommittees. The Committee may form and delegate authority to subcommittees, each consisting of one or more of its members, with such powers as the Committee shall from time to time confer. Each subcommittee shall keep minutes of its meetings and report them to the Committee.

Section 3. DUTIES and Responsibilities

The following are the duties and responsibilities of the Committee (in addition to any others that the Board may from time to time delegate to the Committee):

3.1.	Accounting Reviews and Reports.
(a)	Review and discuss with management and the independent auditor the Company’s annual financial statements, quarterly financial statements and “Management’s Discussion and Analysis of Financial Conditions and Results of Operations” (the “MD&A”) of the Company prior to the filing of the Company’s Annual Report on Form 10-K and Quarterly Reports on Form 10-Q. Review and discuss with management the quarterly and year-end press releases disclosing financial results and financial forecasts. Discuss results of the annual audit and quarterly review and any other matters required to be communicated to the Committee by the independent auditor under GAAP standards. Review other relevant reports or financial information submitted by the Company to any governmental body or the public and relevant reports rendered by the independent auditor (or summaries thereof).
(b)	Discuss with management its process for performing its required quarterly certifications under Section 302 of the Sarbanes-Oxley Act of 2002, including the evaluation of the effectiveness of disclosure controls by the Chief Executive Officer and Chief Financial Officer.
(c)	Discuss with management and the independent auditor their judgment about the quality of accounting principles, the reasonableness of significant judgments, including a description of any transactions as to which management obtained a Statement of Auditing Standards No. 50 letters, and the clarity of the disclosures in the financial statements, including the Company’s disclosures of critical accounting policies and other disclosures under the MD&A.
(d)	Recommend to the Board whether the financial statements should be included in the Company’s annual report.
(e)	Prepare the audit committee report for inclusion in the Company’s annual proxy statement as required by the rules of the SEC.
3.2.	Independent Auditor Oversight.
(a)	Annually appoint and determine the compensation of the independent auditor and oversee the work performed by the independent auditor through periodic reports from the independent auditor.
(b)	Annually review the performance of the independent auditor and remove the independent auditor if circumstances warrant. The independent auditor will report directly to the Committee and the Committee will oversee the resolution of disagreements between management and the independent auditor if they arise. Discuss with the independent auditor the matters required to be discussed under Statement on Auditing Standards (SAS) No. 61, as amended by SAS No. 84 and SAS No. 90, and any subsequent amendments thereto.
(c)	Review with the independent auditor the overall scope and plans for audits, including authority and organizational reporting lines, and adequacy of staffing and compensation. Review with the independent auditors any difficulties with management’s responses.
(d)	Review with the independent auditor and management any problems or difficulties in conducting the audit and hold timely discussions with the independent auditor regarding the following:
(i)	all critical accounting policies and practices used in preparation of the Company’s financial statements;
(ii)	any alternative treatments of GAAP that have been discussed with management, the ramifications of the use of such alternative (including disclosures) and the treatment preferred by the independent auditor; and
(iii)	other material written communications between the independent auditor and management, including, but not limited to, the management letter and schedule of unadjusted differences.
B- 2

(e)	At least annually, obtain and review formal written documentation from the independent auditor describing:
(i)	any material issues raised by the independent audit firm’s most recent internal quality-control review or peer review, or by any inquiry or investigation conducted by governmental or professional authorities during the preceding five years with respect to independent audits carried out by the firm, and any steps taken to deal with any such issues; and
(ii)	the auditor’s independence and all relationships between the independent auditor and the Company, addressing the matters set forth in Independence Standards Board Standard No. 1 and any amendments thereto. The formal reports from the independent auditor to the Committee should be used to evaluate the independent auditor’s qualifications, performance and independence.
(f)	Actively engage in dialogue with the independent auditor with respect to any disclosed relationships or services that may affect the independence and objectivity of the auditor and take appropriate actions to oversee the independence of the outside auditor.
(g)	Annually review the experience and qualifications of the lead partner and other senior members of the independent audit team, including compliance with applicable rotation requirements. The Committee will also consider whether there should be rotation of the firm itself.
(h)	Review and pre-approve (which may be pursuant to pre-approval policies and procedures) both audit and nonaudit services to be provided by the independent auditor. The Committee shall consider whether the independent auditor’s performance of permissible nonaudit services is compatible with such auditor’s independence. The authority to grant pre-approvals may be delegated to one or more designated members of the Committee whose decisions will be presented to the full Committee at its next regularly scheduled meeting.
(i)	Review and approve the hiring of any employees or former employees of the independent auditor.
3.3.	Review of Internal Controls.
(a)	Discuss and review the effect of regulatory and accounting initiatives, alternative GAAP methods and off-balance-sheet structures on the financial statements of the Company.
(b)	Review significant changes in accounting or auditing practices, principles or policies.
(c)	Periodically review with the Chief Financial Officer any significant difficulties, deficiencies and material weaknesses in the design or operation of internal controls, any fraud that involves management or other employees who play a significant role in the Company’s internal controls, disagreements with management or scope restrictions encountered in the course of the internal audit function’s work (if any).
3.4.	Risk Assessment and Risk Management.
(a)	Review the policies with respect to risk assessment and risk management, including appropriate guidelines and policies to govern the process, as well as the Company’s major financial risk exposures and the steps management has undertaken to control them.
(b)	Review the terms and scope of liability insurance coverage, including directors’ and officers’ insurance and the annual renewal thereof.
(c)	Review with the Company’s counsel any legal matter that could have a significant impact on the Company’s financial statements.
3.5.	Complaints. Establish procedures for the confidential, anonymous submission by Company employees of information regarding questionable accounting or auditing matters, including procedures for the receipt, retention and treatment of complaints regarding accounting, internal accounting controls or auditing matters. Oversee, review and assess the administration and operation of the Company’s Sarbanes-Oxley Whistleblower Procedures.
3.6.	Code of Ethics. Establish, maintain and oversee the Company’s Code of Ethics for executive officers and directors and such other employees and agents of the Company as it determines, and periodically review and update such Code as needed. The Committee shall discuss with management and the independent and internal auditors (if any), the overall corporate “tone” for ethical financial and business behavior, including the need for integrity, transparency and compliance in all financial and business matters.
3.7.	Related Party Transactions. Review and approve all related party transactions (defined as those transactions required to be disclosed under Item 404 of Regulation S-K).
3.8.	Committee Self-Evaluation. The Committee shall conduct a periodic performance assessment relative to the Committee’s purpose, duties and responsibilities outlined herein, report to the Board on the results of such evaluation and make any appropriate recommendations to further enhance the Committee’s performance. The Committee’s performance evaluation shall be conducted in such manner as the Committee deems appropriate.
B- 3

3.9.	Charter Review. The Committee shall review and assess the adequacy of this Charter periodically and recommend to the Board any necessary amendments. Any changes to this Charter must be approved by the Board and communicated in writing.
3.10.	Reporting to the Board. The Chairperson shall regularly, and whenever so requested by the Board, report all material activities of the Committee to the Board, with recommendations to the Board as the Committee deems appropriate.
3.11.	Generally. Perform such other duties as may be required by law or requested by the Board or deemed appropriate by the Committee. The Committee shall discharge its responsibilities, and shall assess the information provided to the Committee, in accordance with its business judgment.

Section 4. Procedures and Administration

4.1.	Meetings. The Committee shall meet as frequently as considered necessary by the Committee or the Chairperson, and no less than quarterly. To the extent practicable, such meetings shall be held in conjunction with the regularly scheduled Board meetings. Committee meetings may be held in person or telephonically. The Committee shall fix its own rules of procedure.
4.2.	Executive Sessions. The Committee shall meet periodically, and no less than annually, with management and the independent auditor in separate executive sessions to discuss the results of examinations or any matters that the Committee or any such party believes should be discussed privately. In addition, the Committee shall meet with the independent auditor and management to discuss the annual audited financial statements.
4.3.	Notice. Any member of the Committee may call a meeting of the Committee upon due notice to each other member at least twenty-four hours prior to the meeting (provided that participating in any meeting shall be deemed to constitute waiver of any deficiency in such notice).
4.4.	Action. A majority of regular members then serving on the Committee shall constitute a quorum. Action may be taken by the Committee (or any subcommittee of the Committee) upon the affirmative vote of a majority of members of the Committee (or subcommittee). Action may be taken by the Committee (or any subcommittee of the Committee) without a meeting if all of the members of the Committee (or subcommittee) indicate their approval thereof in writing.
4.5.	Agendas. The Committee meeting agendas shall be the responsibility of the Chairperson with input from the Committee members and other members of the Board, with additional input from members of senior management and outside advisors to the extent deemed appropriate by the Chairperson.
4.6.	Recording Meetings. The Committee shall keep written minutes of its meetings and distribute such minutes to each Board member.
4.7.	Independent Advisors. The Committee has the authority to obtain advice and assistance from outside legal counsel, accounting or other outside advisors as deemed appropriate by the Committee in its sole discretion to perform its duties and responsibilities. The Committee shall be entitled to rely on (i) the integrity of those persons and organizations within and outside the Company that provide information and advice to the Committee and (ii) the accuracy of such information and advice, absent actual knowledge of any inaccuracy or unreliability (which shall be promptly reported to the Board).
4.8.	Expenses. The Committee is empowered, without further action by the Board, to cause the Company to pay compensation to the independent auditor, to any advisors that the Committee chooses to engage and for payment of ordinary administrative expenses of the Committee that are necessary or appropriate in carrying out its duties.
4.9.	Access to Information. The Committee shall have full access to all books, records, facilities and personnel of the Company and shall have the authority to conduct or authorize investigations into any matters within the scope of its responsibilities as it shall deem appropriate, including the authority to request any officer, employee or advisor of the Company meet with the Committee or any advisors engaged by the Committee.

*       *       *

B- 4

Appendix C

AMENDED AND RESTATED CHARTER OF THE
COMPENSATION COMMITTEE OF THE

BOARD OF DIRECTORS OF
ADAMIS PHARMACEUTICALS CORPORATION

The Board of Directors (the “Board”) of Adamis Pharmaceuticals Corporation (the “Company”) hereby sets forth the authority and responsibilities of the Compensation Committee (the “Committee”) as described below, subject to amendment by the Board from time to time:

Section 1. Statement of Purpose

1.1.	The purpose of the Committee is to:
(a)	oversee the Company’s compensation philosophy generally;
(b)	seek to ensure that compensation decisions both represent sound fiscal policy and enable the Company to attract and motivate qualified personnel;
(c)	advise the Board regarding, and facilitate the Board’s oversight of, the compensation of the Board, the Company’s Chief Executive Officer (“CEO”) and the other executive officers of the Company; and
(d)	oversee the Company’s management resources, succession planning and management development activities.
1.2.	The Committee shall engage in regular and meaningful contact throughout the year with the Board, other committee chairpersons, members of senior management and other key Committee advisors, as applicable, to strengthen the Committee’s knowledge of sound compensation and human resources policies.

Section 2. oRGANIZATION

2.1.	Independence. The Committee will be comprised of two or more directors as determined by the Board and each such committee member will satisfy the independence requirements of The NASDAQ Stock Market (“NASDAQ”) (regardless of whether shares of the Company’s common stock are listed on that exchange). The Committee will have all independent members. In addition, each member of the Committee shall qualify as an “outside director” within the meaning of Section 162(m) of the Internal Revenue Code of 1986, as amended, and shall be a “non-employee director” within the meaning of Rule 16b-3 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”).
2.2.	Election and Removal. The members of the Committee shall be elected by the Board, on the recommendation of the Nominating and Corporate Governance Committee, to serve until their successors are elected. The Board shall designate one member as chairperson of the Committee (the “Chairperson”) or delegate the authority to designate the Chairperson to the Committee, in which case the members of the Committee may designate the Chairperson by majority vote. The Board may remove members of the Committee from such Committee at any time, with or without cause. In the event that the removal or resignation of a Committee member, or any other occurrence which renders a member unable to discharge his or her duties with the respect to the Committee, causes the number of members then serving on the Committee to be fewer than two, the Board shall promptly designate a successor.
2.3.	Subcommittees. The Committee may form and delegate authority to subcommittees, each consisting of one or more of its members, with such powers as the Committee shall from time to time confer. Each subcommittee shall keep minutes of its meetings and report them to the Committee.

Section 3. Duties and Responsibilities

The following are the duties and responsibilities of the Committee (in addition to any others that the Board may from time to time delegate to the Committee):

3.1.	Executive Officer Compensation. The Committee shall review and approve individual and corporate goals and objectives relevant to executive officer compensation and shall evaluate the performance of each executive officer in light of those goals and objectives. Based on this evaluation, the Committee shall review and approve, or recommend for approval by the independent directors (as directed by the Board) executive officer compensation, including salary, bonus and incentive compensation, deferred compensation, perquisites, equity compensation, benefits provided upon retirement, severance or other compensation upon termination of employment and any other forms of executive compensation. The Committee will deliberate and vote on each executive officer’s compensation outside the presence of such executive officer.
3.2.	CEO Compensation. The Committee shall annually review and approve, or recommend for approval by the independent directors (as directed by the Board) the CEO’s compensation based on the Committee’s evaluation of the CEO’s performance. If applicable, in evaluating and determining the CEO’s compensation, the Committee shall consider the results of the most recent stockholder advisory vote on executive compensation (“say on pay vote”) required by Section 14A of the Exchange Act. The Committee will deliberate and vote on the CEO’s compensation outside the presence of the CEO.
3.3.	Covered Employee Assessment. The Committee shall periodically review, discuss and assess the performance of any “covered employee” (as defined in Section 162(m) of the Internal Revenue Code) in light of the relevant corporate and individual performance goals and objectives, seeking input from the CEO, individual members of senior management, the full Board and others. The purpose of the review is to increase the effectiveness of senior management as a whole and on an individual basis.
C- 1

3.4.	Plan Recommendations and Approvals. The Committee shall make recommendations to the Board regarding the adoption of new incentive compensation plans and equity-based plans, as well as the Company’s 401(k) plan, if any, and administer the Company’s existing incentive compensation plans and equity-based plans, including reviewing and approving stock option grants and other equity awards and outside valuations of the common stock of the Company underlying such grants. To the extent permitted by applicable law, stock exchange rules and the provisions of a specific equity-based plan, the Committee may delegate to one or more executive officers of the Company the power to grant options or other equity awards, and amend the terms of such awards, pursuant to such equity based plan to employees of the Company or any subsidiary of the Company who are not directors or executive officers of the Company, such power to be limited to the parameters set forth in the applicable resolutions adopted by the Committee.
3.5.	Director Compensation. The Committee shall review and recommend to the Board the compensation paid to non-employee Directors for their service on the Board and on its committees. In making its recommendations, the Committee shall give due consideration to what is customary compensation for directors of comparable companies and any other factors it deems consistent with the policies and principles set forth in this Charter.
3.6.	Filings. The Committee shall:
(a)	if applicable, review and discuss with Company management the “Compensation Discussion and Analysis” (the “CD&A”) required to be included in the Company’s filings with the Securities and Exchange Commission (the “SEC”) and, based on such review and discussion, in the case of CD&A proposed to be included in the Company’s annual proxy statement or Annual Report on Form 10-K, recommend to the Board of Directors whether such CD&A should be included in such proxy statement or annual report, as the case may be; and
(b)	if applicable, prepare the annual compensation committee report for inclusion in the Company’s annual proxy statement as required by the rules of the SEC.
3.7.	Non-Executive Compensation and Benefits Plans. The Committee shall review and approve the general design and terms of significant non-executive compensation and benefits plans including, as relevant, incentive compensation and bonus programs.
3.8.	Succession Planning. The Committee shall oversee the maintenance and presentation to the Board of management’s plans for succession to senior management positions in the Company, including the position of CEO.
3.9.	Committee Self-Evaluation. The Committee shall conduct a periodic performance assessment relative to the Committee’s purpose, duties and responsibilities outlined herein, report to the Board on the results of such evaluation and make any appropriate recommendations to further enhance the Committee's performance. The Committee’s performance evaluation shall be conducted in such manner as the Committee deems appropriate.
3.10.	Charter Review. The Committee shall review and assess the adequacy of this Charter periodically and recommend to the Board any necessary amendments. Any changes to this Charter must be approved by the Board and communicated in writing.
3.11.	Reporting to the Board. The Chairperson shall regularly, and whenever so requested by the Board, report all material activities of the Committee to the Board, with recommendations to the Board as the Committee deems appropriate.
3.12.	Generally. The Committee shall perform such other duties as may be required by law or requested by the Board or deemed appropriate by the Committee. The Committee shall discharge its responsibilities, and shall assess the information provided to the Committee, in accordance with its business judgment.

Section 4. Procedures and Administration

4.1.	Meetings. The Committee shall meet as frequently as considered necessary by the Committee or the Chairperson. To the extent practicable, such meetings shall be held in conjunction with the regularly scheduled Board meetings. Committee meetings may be held in person or telephonically. The Committee shall fix its own rules of procedure.
4.2.	Notice. Any member of the Committee may call a meeting of the Committee upon due notice to each other member at least twenty-four hours prior to the meeting (provided that participation in any meeting shall be deemed to constitute waiver of any deficiency in such notice).
4.3.	Action. A majority of regular members then serving on the Committee shall constitute a quorum. Action may be taken by the Committee (or any subcommittee of the Committee) upon the affirmative vote of a majority of the members of the Committee (or subcommittee). Action may be taken by the Committee (or any subcommittee of the Committee) without a meeting if all of the members of the Committee (or subcommittee) indicate their approval thereof in writing.
4.4.	Agendas. The Committee meeting agendas shall be the responsibility of the Chairperson with input from the Committee members and other members of the Board, with additional input from members of senior management and outside advisors to the extent deemed appropriate by the Chairperson.
4.5.	Recording Meetings. The Committee shall keep written minutes of its meetings and distribute such minutes to each Board member.
C- 2

4.6.	Independent Advisors. The Committee is authorized, in its sole discretion and without further action by the Board, to engage such independent legal, accounting or other advisors as it deems necessary or appropriate to carry out its responsibilities; provided that, prior to retaining any such advisors, the Committee shall conduct and document an analysis of such advisors’ independence pursuant to the rules of the principal exchange on which the Company’s securities are listed. The Committee shall be directly responsible for the appointment, compensation and oversight of the work of any independent legal, accounting or other advisors.
4.7.	Compensation Consultant. The Committee shall have the authority, in its sole discretion and without further action by the Board, to engage and terminate any compensation consultant to be used to assist in the evaluation of executive officer, CEO or Board compensation, and shall have the authority to approve the consultant’s fees; provided that, prior to retaining any such consultant, the Committee shall conduct and document an analysis of such consultant’s independence pursuant to the rules of the principal exchange on which the Company’s securities are listed. The Committee may also commission various compensation studies it deems appropriate. The Committee shall be directly responsible for the appointment, compensation and oversight of the work of any compensation consultant.
4.8.	Expenses. The Committee is empowered, without further action by the Board, to cause the Company to pay the ordinary administrative expenses of the Committee that are necessary or appropriate in carrying out its duties. The Committee shall be authorized to access, at the Company’s expense, such internal and external resources, including retaining legal, financial and other advisors, as the Committee deems necessary or appropriate to fulfill its responsibilities. The Committee shall have the sole authority to approve fees, costs and other terms of engagement of outside resources such as compensation consultants.
4.9.	Access to Information. The Committee shall communicate to the CEO or his or her designee the expectations of the Committee, and the nature, timing and extent of any specific information or other supporting materials requested by the Committee, for its meetings and deliberations. The Committee shall be authorized to request members of senior management, outside counsel and other advisors to participate in Committee meetings.

* * *

C- 3

Appendix D

AMENDED AND RESTATED CHARTER OF THE
NOMINATING AND CORPORATE GOVERNANCE COMMITTEE OF THE

BOARD OF DIRECTORS OF
ADAMIS PHARMACEUTICALS CORPORATION

The Board of Directors (the “Board”) of Adamis Pharmaceuticals Corporation (the “Company”) hereby sets forth the authority and responsibilities of the Nominating and Corporate Governance Committee (the “Committee”) as described below, subject to amendment by the Board from time to time:

Section 1. Statement of Purpose

1.1.	The primary purpose of the Committee is to:
(a)	identify individuals qualified to become directors;
(b)	serve as the Company’s nominating committee to recommend a slate of director nominees to be proposed by the Board to the stockholders (and recommend any director nominees to be elected by the Board to fill interim vacancies);
(c)	recommend directors for membership on Board committees; and
(d)	review and recommend a set of corporate governance principles applicable to the Company.
1.2.	If a director believes that a significant issue involving corporate governance at the Company exists, that director shall promptly bring such issue directly to the attention of the Committee. Absent unusual circumstances, discussion of such issues with the Committee should occur prior to raising the matter with other directors or members of management.

Section 2. organization

2.1.	Independence. The Committee will be comprised of two or more directors as determined by the Board and each such committee member will satisfy the independence requirements of The NASDAQ Stock Market (“NASDAQ”). The Committee will have all independent members.
2.2.	Election and Removal. The members of the Committee shall be elected by the Board to serve until their successors are elected. The Board shall designate one member as chairperson of the Committee (the “Chairperson”) or delegate the authority to designate the Chairperson to the Committee, in which case the members of the Committee may designate the Chairperson by majority vote. The Board may remove members of the Committee from such Committee at any time, with or without cause. In the event that the removal or resignation of a Committee member, or any other occurrence which renders a member unable to discharge his or her duties with the respect to the Committee, causes the number of members then serving on the Committee to be fewer than two, the Board shall promptly designate a successor.
2.3.	Subcommittees. The Committee may form and delegate authority to subcommittees, each consisting of one or more of its members, with such powers as the Committee shall from time to time confer. Each subcommittee shall keep minutes of its meetings and report them to the Committee. In particular, the Committee may delegate the approval of certain transactions to a subcommittee consisting solely of the members of the Committee who are (a) “non-employee directors” within the meaning of Rule 16b-3 under the Securities Exchange Act of 1934, as amended or (b) “outside directors” within the meaning of Section 162(m) of the Internal Revenue Code of 1986, as amended, and for any other purpose that the Committee deems appropriate.

Section 3. Duties and Responsibilities

The following are the duties and responsibilities of the Committee (in addition to any others that the Board may from time to time delegate to the Committee):

3.1.	Director Nominees. The Committee shall be responsible for identifying individuals qualified to become board members, consistent with such criteria as the Board may approve, and selecting, or recommending to the Board for selection, nominees for election as directors. The Committee shall set a process for identifying and evaluating nominees, develop a profile of various attributes that a potential member of the Board should possess in order to contribute effectively to the Board and determine and periodically review its criteria for Board membership. In fulfilling its responsibility to nominate directors, the Committee shall have the authority to retain a director search firm.
3.2.	Policy for Stockholder Recommendations. The Committee shall be responsible for establishing and maintaining a policy under which the Company’s stockholders may recommend a candidate to the Committee for consideration for nomination as a director.
3.3.	Committee Nominees and Term. The Committee shall recommend to the Board qualified individuals to serve as committee members on the various Board committees. The Committee shall review and recommend committee slates annually and shall recommend additional committee members to fill vacancies as needed. The Committee shall make recommendations regarding the term of committee members and the committee chairperson.
3.4.	Board Composition and Evaluation. The Committee shall recommend criteria for assessment of the performance of the Board as a whole, for each Board committee and for individual directors. The Committee shall annually review and evaluate the performance, operations, size and composition of the Board.
D- 1

3.5.	Director Assessment upon Change of Circumstances. The Committee shall review and assess any director who: (a) retires, (b) changes from the principal occupation or principal background association held when such director was originally invited to join the Board, (c) joins any new board of directors of a public or private company or (d) joins a governmental commission, and in each case shall determine whether it believes that such director’s change in circumstances represents a conflict of interest or otherwise inhibits such director’s ability to serve the best interest of the Company and its stockholders.
3.6.	Director Education. The Committee shall evaluate the need and, if necessary, create a plan, for the orientation and continuing education of directors.
3.7.	Corporate Governance Guidelines. The Committee shall oversee the adoption and periodic review and assessment of a set of Corporate Governance Guidelines.
3.8.	Committee Self-Evaluation. The Committee shall conduct a periodic performance assessment relative to the Committee’s purpose, duties and responsibilities outlined herein, report to the Board on the results of such evaluation and make any appropriate recommendations to further enhance the Committee's performance. The Committee’s performance evaluation shall be conducted in such manner as the Committee deems appropriate.
3.9.	Charter Review. The Committee shall review and assess the adequacy of this Charter periodically and recommend to the Board any necessary amendments. Any changes to this Charter must be approved by the Board and communicated in writing.
3.10.	Reporting to the Board. The Chairperson shall regularly, and whenever so requested by the Board, report all material activities of the Committee to the Board, with recommendations to the Board as the Committee deems appropriate.
3.11.	Generally. The Committee shall perform such other duties as may be required by law or requested by the Board or deemed appropriate by the Committee. The Committee shall discharge its responsibilities, and shall assess the information provided to the Committee, in accordance with its business judgment.

Section 4. PROCEDURES AND ADMINISTRATION

4.1.	Meetings. The Committee shall hold regularly scheduled meetings and such special meetings as circumstances dictate. To the extent practicable, such meetings shall be held in conjunction with the regularly scheduled Board meetings. Committee meetings may be held in person or telephonically. The Committee shall fix its own rules of procedure.
4.2.	Notice. Any member of the Committee may call a meeting of the Committee upon due notice to each other member at least twenty-four hours prior to the meeting (provided that participation in any meeting shall be deemed to constitute waiver of any deficiency in such notice).
4.3.	Action. A majority of regular members then serving on the Committee shall constitute a quorum. Action may be taken by the Committee (or any subcommittee of the Committee) upon the affirmative vote of a majority of the members of the Committee (or subcommittee). Action may be taken by the Committee (or any subcommittee of the Committee) without a meeting if all of the members of the Committee (or subcommittee) indicate their approval thereof in writing.
4.4.	Agendas. The Committee meeting agendas shall be the responsibility of the Chairperson with input from the Committee members and other members of the Board, with additional input from members of senior management and outside advisors to the extent deemed appropriate by the Chairperson.
4.5.	Recording Meetings. The Committee shall keep written minutes of its meetings and distribute such minutes to each Board member.
4.6.	Independent Advisors. The Committee is authorized, without further action by the Board, to engage such independent legal, accounting or other advisors as it deems necessary or appropriate to carry out its responsibilities.
4.7.	Expenses. The Committee is empowered, without further action by the Board, to cause the Company to pay the ordinary administrative expenses of the Committee that are necessary or appropriate in carrying out its duties.
4.8.	Access to Information. The Committee shall communicate to the CEO or his or her designee the expectations of the Committee, and the nature, timing and extent of any specific information or other supporting materials requested by the Committee, for its meetings and deliberations. The Committee shall be authorized to request members of senior management, outside counsel and other advisors to participate in Committee meetings.

* * *

D- 2